                            [AAL LOGO APPEARS HERE]

                         AID ASSOCIATION FOR LUTHERAN
                          A FRATERNAL BENEFIT SOCIETY

                                          AAL VARIABLE PRODUCT SERIES FUND, INC.
                                                  AAL VARIABLE ANNUITY ACCOUNT I
                                                 AAL VARIABLE ANNUITY ACCOUNT II
                                                     AAL VARIABLE LIFE ACCOUNT I

                                                                   Annual Report

                                                               DECEMBER 31, 1999


                                                            AAL Variable Product
                                                   Small Company Stock Portfolio

                                                            AAL Variable Product
                                                   International Stock Portfolio

                                                            AAL Variable Product
                [AAL LOGO APPEARS HERE] (R)        Large Company Stock Portfolio

                                                            AAL Variable Product
                                                              Balanced Portfolio

                                                            AAL Variable Product
                                                       High Yield Bond Portfolio

                                                            AAL Variable Product
                                                                  Bond Portfolio

                                                            AAL Variable Product
                                                          Money Market Portfolio

                  YOUR LINK TO AID ASSOCIATION FOR LUTHERANS

                                 800-CALL AAL

                                (800-225-5225)
                             Calls May Be Recorded



  GREETING

  Hello and welcome to Aid Association for Lutherans. Please select from the following three options:

  To speak with a customer service representative                        PRESS 1
  If you know the 4-digit extension number of the person you are calling PRESS 2
  For automated services                                                 PRESS 3
  For daily unit values                                                  PRESS 4

   Customer Service            To Reach Someone
    Representative              in the Office                Daily Unit Values
        PRESS 1                     PRESS 2                   PRESS 4, then 1


Life or Health Insurance      Enter the extension            Variable Annuity
        PRESS 1               number of the person              Unit Values
                                you are calling.                  PRESS 1
   Variable Products or
     Fixed Annuities
        PRESS 2
                                                         Variable Universal Life
     Mutual Funds &                                             Unit Values
   Brokerage Services                                             PRESS 2
        PRESS 3

       Fraternal                                               Mutual Fund
        PRESS 4                                             Net Asset Values
                                                                 PRESS 3
   Member Credit Union
        PRESS 5








               Please be prepared to give your name, certificate

                 number and Social Security number. Thank you!

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

Table of Contents
President's Letter........................................................   2

Portfolio Perspectives
     AAL Variable Product Small Company Stock Portfolio...................   4
     AAL Variable Product International Stock Portfolio...................   6
     AAL Variable Product Large Company Stock Portfolio...................   8
     AAL Variable Product Balanced Portfolio..............................  10
     AAL Variable Product High Yield Bond Portfolio.......................  12
     AAL Variable Product Bond Portfolio..................................  14
     AAL Variable Product Money Market Portfolio..........................  16

Schedule of Investments
     AAL Variable Product Small Company Stock Portfolio...................  18
     AAL Variable Product International Stock Portfolio...................  28
     AAL Variable Product Large Company Stock Portfolio...................  31
     AAL Variable Product Balanced Portfolio..............................  40
     AAL Variable Product High Yield Bond Portfolio.......................  58
     AAL Variable Product Bond Portfolio..................................  62
     AAL Variable Product Money Market Portfolio..........................  67

Statement of Assets and Liabilities
     AAL Variable Product Series Fund, Inc................................  68
     AAL Variable Annuity Account I.......................................  84
     AAL Variable Annuity Account II......................................  95
     AAL Variable Life Account I.......................................... 105

Statement of Operations
     AAL Variable Product Series Fund, Inc................................  70
     AAL Variable Annuity Account I.......................................  86
     AAL Variable Annuity Account II......................................  96
     AAL Variable Life Account I.......................................... 106

Statement of Changes in Net Assets
     AAL Variable Product Series Fund, Inc................................  72
     AAL Variable Annuity Account I.......................................  88
     AAL Variable Annuity Account II......................................  98
     AAL Variable Life Account I.......................................... 108

Notes to Financial Statements
     AAL Variable Product Series Fund, Inc................................  75
     AAL Variable Annuity Account I.......................................  90
     AAL Variable Annuity Account II...................................... 100
     AAL Variable Life Account I.......................................... 110

Financial Highlights......................................................  78

Report of Independent Auditors
     AAL Variable Product Series Fund, Inc................................  83
     AAL Variable Annuity Account I.......................................  94
     AAL Variable Annuity Account II...................................... 104
     AAL Variable Life Account I.......................................... 114

A Note on Forward-Looking Statements...................................... 115

Glossary of Terms......................................................... 115

-----------------------------------------------------------------------------
                                                            Table of Contents  1

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

DECEMBER 31, 1999


                         [BOB SAME PHOTO APPEARS HERE]


Dear Member:

We are pleased to provide you with the annual report for the AAL Variable Product Series Fund, Inc., the underlying investment for the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity and the AAL Variable Universal Life products. Specific details on the performance, holdings and financial information for each Portfolio are outlined on the following pages.

Stock market volatility seen early in the year continued into the second half of the year. After hitting a record high of 11,326 on August 25, the Dow Jones Industrial Average (Dow) dropped slightly and remained volatile until year-end, bouncing back for a new high of 11,497 on December 31, 1999.

The Federal Reserve Board (The Fed) raised short-term interest rates three times in 1999 to slow U.S. economic growth and keep inflation from spiking. Many experts feel that the combination of strong growth and low unemployment leave the economy vulnerable to a rise in inflation. The Fed said that the effect of all of the increases this year should considerably decrease the risk of inflation going forward.

However, equities have had a positive reaction to the Fed tightening and people are continuing to invest. They are putting their money into stocks, which are gaining momentum.


  ------------------------------------------------------------------------------
2 President's Letter

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


This continued strength of stocks and a strong job market are helping put consumers at ease, leading to more spending and expectations of higher income. This consumer consumption and optimism about the future is helping drive the economic expansion that is about to become the longest in U.S. history.

Even in times of continued expansion it is important to take a long-term approach to investing and remember to diversify your assets. If you are not diversified within your AAL Flexible Premium Deferred Variable Annuity, AAL Variable Universal Life or AAL Single Premium Immediate Variable Annuity, you may want to rethink your mix of investments.

We would like to thank you for your continued confidence in AAL. We look forward to serving you and encourage you to take advantage of all the products and services we offer Lutherans and their families. If you have questions regarding your variable annuity or variable universal life certificate, please contact your AAL representative or call the AAL Customer Service Center at (800) 225-5225.

Best regards,


/s/ Bob Same

Bob Same
Vice President
Aid Association for Lutherans
President
AAL Variable Product Series Fund, Inc.



-----------------------------------------------------------------------------
                                                            December 31, 1999  3

              AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT


Small Company Stock Portfolio


Q How did the Portfolio perform in 1999? How did it compare to the index it tracks?

A The Portfolio was up approximately 12.19 percent in 1999. The divergence in sector performance during 1999 was extraordinary. As investors clamored for growth stocks, the technology sector was up over 40 percent. However, as much as investors sought after growth stocks, they shunned value stocks. This was evident in the consumer staples and health-care services sectors, which were both down over 10 percent. Our Portfolio, as represented by the Standard & Poor's SmallCap 600 Index, was weighted toward the consumer staples and healthcare sectors, resulting in lower performance.

   On a gross return basis, the Portfolio returned 12.54 percent in 1999, comparing favorably to the S&P SmallCap 600 Index, which returned 12.40 percent during that same time period. Gross return represents the Portfolio return before deduction of the management fee.



Value of a $10,000 Investment

[SMALL COMPANY MOUNTAIN CHART APPEARS HERE]

            Small Company     S & P
            Stock Portfolio   Small cap 600 Index*
 6/14/95       10000          10000
12/31/95       11070          11510
 6/30/96       12047          12801
12/31/96       13084          13962
 6/30/97       14779          15576
12/31/97       16403          17533
 6/30/98       17628          18603
12/31/98       16425          17301
 6/30/99       17250          18171
12/31/99       18428          19455


* An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard &Poor's and Standard &Poor's makes no representation regarding the advisability of investing in the product.


                    [BRIAN J. FLANAGAN PHOTO APPEARS HERE]

Q  What kind of environment do you see for small caps in 2000?

A The small-cap environment in 2000 depends significantly on two factors: profit growth and interest rates. As worldwide competition has eroded pricing power over the last three years, many companies have had a difficult time growing their revenues and, therefore, their earnings. This is especially true for small-cap companies.

   The second factor that will affect small-cap performance in 2000 is interest rates. While worldwide growth has picked up throughout 1999, the Federal Reserve has also begun to increase interest rates. If the economy can


                        Average Annual Total Returns/1/
                        -------------------------------
                            As of December 31, 1999

                                              From      Inception
                                  1-Year    Inception     Date
                                  -------------------------------
Fund Portfolio/2/................  12.19%      14.38%     6/14/95
-----------------------------------------------------------------
Deferred Variable Annuity
Subaccount/3/....................  10.80%      12.87%     6/15/95
-----------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount/3/............   4.82%      12.19%     6/15/95
-----------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount/4/...    N/A        7.68%      8/2/99
-----------------------------------------------------------------
Variable Universal Life
Subaccount/5/....................   7.47%      (2.12%)    5/15/98
-----------------------------------------------------------------

           Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5 / Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges, (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.



   -----------------------------------------------------------------------------
4  Small Company Stock Portfolio Perspective

  AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

  continue to grow with a small increase in inflation, the Fed should not need to increase rates dramatically. This scenario will help more companies increase their bottom line and should lead to more small-cap participation in the current market rally. However, if the economy grows too fast and inflation accelerates beyond the Fed's comfort zone, interest rates probably will be raised to a level that could significantly slow the economy. This scenario would lead to another profits recession that would once again favor large-caps.

Q What strategy do you use to try to match the performance of the S&P SmallCap
  600 Index, and what factors affect that strategy?

A The goal of the portfolio is to track the performance of the S&P SmallCap 600
  Index. We use a full replication strategy to match the performance of the S&P SmallCap 600 Index. In other words, all 600 securities are purchased in approximately the same weight as in the Index, and the Portfolio remains essentially fully invested. However, the yearly Portfolio performance will usually be somewhat below that of the Index after transaction fees and expenses are deducted.

  The two most important factors to effectively implement our strategy are Portfolio size and cash flows into the Portfolio. The larger the Portfolio size, the easier it is to match its characteristics to that of the Index. Now that the Portfolio is over $200 million, replicating the Index characteristics can be done very effectively.

  Cash flows in and out of the Portfolio are another important factor in matching the performance of the Index. Consistent cash inflows actually make managing the Portfolio easier, as investing the new money helps keep the weightings up-to-date with changes in the market. We have been fortunate that our certificateholders have kept a long-term view, and we have seen consistent cash inflows into the Portfolio.


  /s/ Brian J. Flanagan
  Brian J. Flanagan
  PORTFOLIO MANAGER


                               Sector Allocations
                      of the Small Company Stock Portfolio

                           [PIE CHART APPEARS HERE]

                                                 % of Net Assets
                                                      12/31/99
                                                      --------
     Consumer Non-Durables.......................          24%

     Technology..................................          24%

     Materials & Services........................          17%

     Finance.....................................          10%

     Capital Goods...............................           8%

     Utilities...................................           5%

     Consumer Durables...........................           5%

     Energy......................................           3%

     Transportation..............................           3%

     Cash & Cash Equivalents.....................           1%
                                      -----------------------
                                      Total               100%

                              5 Largest Holdings

                                                 % of Net Assets
     Security                                       12/31/99
     -----------------------------------------------------------
     IDEC Pharmaceuticals
     Corporation.................................           1.1%

     Mecury Interactive
     Corporation.................................           1.1%

     Macromedia, Inc.............................           1.0%

     Whittman-Hart, Inc..........................           0.8%

     RSA Security, Inc...........................           0.8%

-------------------------------------------------------------------------
                                                        December 31, 1999   5

              AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

International Stock Portfolio

Q    How did the Portfolio perform overall in 1999?

A Performance for the year has been satisfactory, with the Portfolio up 41.50 percent. This compares favorably to the net EAFE (Europe, Australasia and Far East) Index, which is up 26.96 percent, and the Lipper International
     Fund universe, which is up 40.80 percent for the year. Strong stock performance in Japan and Europe were key drivers to performance for 1999. The Portfolio also benefited from a higher weighting in Japan compared to the beginning of the year.

Q    How would you characterize the 1999 international investing environment?

A It is interesting to compare 1999 with 1998. In 1998, the global financial crisis broadened beyond the boarders of Asia. When the Thai baht was devalued in July 1997, market participants initially assumed the effects would be felt only in Asia. In fact, as 1998 rolled on, the effects were felt globally, including in the U.S. By the end of 1998, markets were preparing for a worse case scenario of spreading debt defaults, deflationary spirals and global recession.


Value of a $10,000 Investment

[INTERNATIONAL MOUNTAIN CHART APPEARS HERE]

                              INT'L     MSCI EAFE
  3/2/98                      10000     10000
 6/30/98                      10950     10417
12/31/98                      11041     10783
 6/30/99                      11781     11211
12/31/99                      15622     13691

* The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) is a stock index designed to measure the investment returns of the developed countries outside of North America. The index currently includes stocks from 21 countries.

[KATHLEEN M. HARRIS PHOTO APPEARS HERE]

In 1999, after aggressive monetary easing by central banks around the world, markets experienced a sharp reversal in sentiment as the global growth outlook changed dramatically. Additionally, demand improved in the emerging markets as investors returned, searching for bargains after liquidity conditions pushed many emerging markets into oversold levels.

[L. SEAN ROCHE PHOTO APPEARS HERE]



                       Average Annual Total Returns /1/
                       --------------------------------
                            As of December 31, 1999

                                              From     Inception
                                  1-Year    Inception     Date
                                  ------------------------------
Fund Portfolio /2/...............  41.50%      27.56%     3/2/98
----------------------------------------------------------------
Deferred Variable Annuity
Subaccount /3/...................  39.74%      26.02%     3/3/98
----------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount /3/...........  32.24%      22.60%     3/3/98
----------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount /4/..  N/A         28.86%     8/2/99
----------------------------------------------------------------
Variable Universal Life
Subaccount /5/...................  35.60%      21.77%    5/15/98
----------------------------------------------------------------

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.80% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.

   -----------------------------------------------------------------------------
6  International Stock Portfolio Perspective

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

Q    Which foreign markets look good right now?

A We expect that growth will pick up in both Europe and Japan over the next year and begin to moderate in the U.S. On balance, economic indicators are steadily improving in Europe, and Japan is emerging from a decade of stagnant growth. More importantly, however, companies outside the U.S. are increasingly managing their affairs more aligned with shareholder interests. Examples are plentiful of companies shaping their assets to be more productive, with the objective of value creation and productivity. The outcome, and one of the key reasons we are optimistic about international equities, is companies will raise the returns they generate over their cost of capital. As the spread widens, we expect companies' share prices to rise as well. We believe these improvements, long evident in the U.S. equity market, will continue to become apparent in Asian and European markets as well.


/s/ Kathleen M. Harris

Kathleen M. Harris
PORTFOLIO MANAGER

/s/ Sean Roche

L. Sean Roche
PORTFOLIO MANAGER


                              5  Largest Holdings

                                                              % of Net Assets
Security                         Country         Industry         12/31/99
----------------------------------------------------------------------------
Royal KPN NV.................. Netherlands      Technology         5.0%

NTT Mobile Communication
   Network, Inc............... Japan            Technology         4.6%

Mannesmann AG................. Germany          Machinery          4.0%

Mediaset SpA.................. Italy            Media              2.5%

Rohm Company, Ltd............. Japan            Electronics        2.4%

                               Region Allocation
                               -----------------

                           [PIE CHART APPEARS HERE]

                                            % of Net Assets
                                               12/31/99
                                               --------
Continental Europe.......................            43%

Japan....................................            24%

United Kingdom...........................            13%

North America............................            11%

Pacific Basin (excluding Japan)..........             6%

Emerging Markets.........................             3%
                                             ----------
                                             Total  100%


                                   Asset Mix

                           [PIE CHART APPEARS HERE]

                                            % of Net Assets
                                               12/31/99
                                               --------
Common Stocks.......................... .            93%

Cash & Cash Equivalents................ .             7%
                                             ----------
                                             Total  100%


----------------------------------------------------------------------------
                                                           December 31, 1999  7

             AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

                         Large Company Stock Portfolio

Q Did the 1999 performance of the Portfolio differ much from 1998's? How did it compare to the Standard & Poor's 500 Index?

A With another double-digit return in 1999, the performance of the Portfolio continued the direction set in 1998 when the market was up 28.6 percent for the year as measured by the S&P 500 Index. Indeed, a string of double-digit returns, which began about mid-1995 with the inception of the Portfolio, continued throughout 1999.

   The performance of the Portfolio resulted from an investment climate that was similar to that of 1998's. Investors have been benefiting from what I call a "Goldilocks" economy (one that's "just right") where corporate profit growth is reasonably strong but inflation and interest rates are reasonably subdued. While 1999 started out with a continuation of this ideal environment, the second half of the year brought some strain. Instead of ideal growth in the Gross Domestic Product (GDP) of two to three percent, the estimate of third quarter GDP was in excess of five percent and the fourth quarter looked strong as well. Also, interest rates rose throughout the year. Inflation, while subdued when measured in terms of wages or the core Consumer Price Index (CPI), looked onerous if oil and other commodity costs are included. Stock market investors have taken these strains in stride thus far, but the trend in these factors will be critical to the performance going forward.

   [DAVID J. SCHNARSKY PHOTO APPEARS HERE]

   On a gross return basis, the Portfolio returned 20.84 percent in 1999. This compares to a return of 21.04 percent for the S&P 500 Index. Gross return represents the Portfolio return before deduction of the management fee.

Value of a $10,000 Investment

[LARGE COMPANY MOUNTAIN CHART APPEARS HERE]

              LARGE COMPANY     S&P 500
6/14/95           10000          10000
12/31/95          11639          11630
6/30/96           12793          12803
12/31/96          14254          14298
6/30/97           17150          17244
12/31/97          18900          19067
6/30/98           22182          22443
12/31/98          24259          24515
6/30/99           27189          27550
12/31/99          29236          29672

* An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.


                        Average Annual Total Returns /1/
                            As of December 31, 1999

                                                     From         Inception
                                     1-Year        Inception         Date
                                   -----------------------------------------
Fund Portfolio/2/..................   20.52%         26.59%         6/14/95
----------------------------------------------------------------------------
Deferred Variable Annuity
Subaccount/3/......................   19.02%         24.95%         6/15/95
----------------------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount/3/..............   12.59%         24.20%         6/15/95
----------------------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount/4/.....   N/A            10.46%          8/2/99
----------------------------------------------------------------------------
Variable Universal Life
Subaccount/5/......................   15.49%         16.53%         5/15/98
----------------------------------------------------------------------------

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gains distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.32% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30-

    days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.32% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.32% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.32% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.


   -----------------------------------------------------------------------------
8  Large Company Stock Portfolio Perspective

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

The gross return of the Portfolio lagged somewhat behind that of the index because of timing. We try to invest cash flows into the Portfolio after a drop in the index. Some years we have been more success than others in doing so. Also, we hesitated to add an Internet stock to the Portfolio (Yahoo) after it was added to the index. The stock price had increased so dramatically we thought we could buy it for less by waiting. Unfortunately, it continued to increase and our late purchase cost us 8 to 9 basis points of performance for the year.

Q. Should certificateholders be worried that the unprecedented run of the bull market will end anytime soon?

A. The length of this bull market should not be a cause for concern. The bull will continue to roar if the economic conditions warrant it. The economic backdrop has been conducive to a good stock market, and the trends in those variables will be major influences on its future course.

Q. Which sectors have done particularly well in the large-cap stock universe?

A. In 1999, technology was the sector which garnered the most investor interest and the best investment performance. Much of the fervor for the group resulted from the emergence of the Internet as a critical tool for conducting business by both individuals and corporations. Companies who were directly involved with Internet applications received unbelievable valuations upon the issuance of new stock. Companies that supply infrastructure, such as computers or telecommunications equipment, saw their earnings surge and stock prices soar. Semiconductors for a variety of applications experienced a continued recovery from a previous two to three year downturn and were a strong group.

Another product area that had robust growth in 1999 was wireless communications, making communications services the next strongest sector. Oil prices that were greater than double during the year also benefited the energy sector. In addition, the improvement in the manufacturing portion of the economy, as measured by the rise in the National Association of Purchasing Managers Index, translated into good performance for the capital goods sector.

/s/ David J. Schnarsky

David J. Schnarsky
PORTFOLIO MANAGER

                              Sector Allocations
                              ------------------
                     of the Large Company Stock Portfolio
                     ------------------------------------

                           [PIE CHART APPEARS HERE]

                         Large Company Stock Portfolio

                                                         % of Net Assets
                                                            12/31/99
                                                            --------
Consumer Non-Durables.................................         27%

Technology............................................         26%

Utilities.............................................         13%

Finance...............................................         13%

Materials & Services..................................          7%

Energy................................................          6%

Capital Goods.........................................          6%

Consumer Durables.....................................          1%

Transportation........................................          1%
                     --------------------------------------------
                     Total                                    100%


                              5 Largest Holdings

                                                         %of Net Assets
Security                                                   12/31/99
-----------------------------------------------------------------------

Microsoft Corporation.................................        4.9%

General Electric Company..............................        4.1%

Cisco Systems, Inc....................................        2.8%

Wal-Mart Stores, Inc..................................        2.5%

Exxon Mobil Corporation...............................        2.3%
----------------------------------------------------------------------------
                                                           December 31, 1999  9

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

Balanced Portfolio

Q. Where did the Portfolio see the best performance this year, in its stock or bond holdings?

A. Stocks dramatically outperformed bonds in 1999. The Standard & Poor's 500 Index was up 21.04 percent, and the Lehman Aggregate Bond Index returned -0.82 percent in 1999. The Portfolio maintained an exposure of 55 percent stocks, 35 percent bonds, and 10 percent money market instruments through most of 1999.

   The return of the Balanced Portfolio in 1999 was enhanced by its equity exposure, and hurt by its bond exposure due to rising interest rates. However, we plan to maintain a similar mix of assets in 2000 because the investment objective of this Portfolio is to own a balance of stocks, bonds, and money market securities.

Value of a $10,000 Investment
-----------------------------

[BALANCED MOUNTAIN CHART APPEARS HERE]

               Balanced       S&P 500        Lehman
 6/14/95       10000          10000          10000
12/31/95       11146          11630          10616
 6/30/95       11695          12803          10486
12/31/96       12667          14298          10999
 6/30/97       14225          17244          11341
12/31/97       15416          19067          12062
 6/30/98       17131          22443          12537
12/31/98       18387          24515          13111
 6/30/99       19495          27550          12929
12/31/99       20409          29672          13002

  * An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard &Poor's and Standard &Poor's makes no representation regarding the advisability of investing in the product.

 ** An unmanaged index that encompasses four major classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

                   [REGINALD L. PFEIFER PHOTO APPEARS HERE]

Q. What is your outlook for economic growth and inflation in 2000?

A. We expect economic growth to continue in the year 2000, with real Gross Domestic Product advancing in the range of 3 to 4 percent. Our outlook for inflation is that it will remain subdued because of a vigilant Federal

                        Average Annual Total Returns/1/
                        -------------------------------
                            As of December 31, 1999

                                                                    From     Inception
                                                        1-Year   Inception     Date
                                                        ------------------------------
Fund Portfolio/2/.....................................   11.00%      16.97%    6/14/95
--------------------------------------------------------------------------------------
Deferred Variable Annuity
Subaccount/3/.........................................    9.62%      15.51%    6/15/95
--------------------------------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount/3/.................................    3.70%      14.81%    6/15/95
--------------------------------------------------------------------------------------
Single Premium Immediate Variable
Annuity Subaccount/4/.................................     N/A        6.05%     8/2/99
--------------------------------------------------------------------------------------
Variable Universal Life
Subaccount/5/.........................................    6.35%       9.23%    5/15/98
--------------------------------------------------------------------------------------

           Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.32% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.32% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.32% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.32%
    management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.
    ----------------------------------------------------------------------------
10  Balanced Portfolio Perspective

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

Open Market Committee, led by Chairman Greenspan, managing the risk of an increase in the inflation rate. In addition, we expect strong productivity growth to continue, which helps to partially offset the increase in labor costs and maintain moderate rates of inflation. Our forecast is that the Consumer Price Index (CPI) will increase by 2 to 2.5 percent in 2000.

Q. What types of members might find the subaccount of the Balanced Portfolio appropriate?

A. Individuals who desire greater diversity in their investments and don't want to have to own several subaccounts of different portfolios to obtain it are best suited for the Balanced Portfolio's subaccount. The equity component provides the opportunity for growth, while the bond and money market components provide interest income to the Portfolio. The balanced mix of assets results in less risk than an all-equity portfolio, more risk than a pure-bond portfolio, but moderate risk overall and the opportunity for growth over time.


/s/ Reginald L. Pfeifer

Reginald L. Pfeifer
PORTFOLIO MANAGER

                                   Asset Mix
                                   ---------

                           [PIE CHART APPEARS HERE]

                                               % of Net Assets
                                                  12/31/99
                                                  --------
Common Stocks................................        56%

Long-Term Obligations........................        34%

Cash & Cash Equivalents......................        10%
                      ---------------------------------
                      Total                         100%


                            5 Largest Bond Holdings
                            -----------------------

                                               Interest     Maturity    % of Net Assets
Security                                          Rate        Date          12/31/99
---------------------------------------------------------------------------------------
U.S. Treasury Notes..........................     6.125%    12/31/01           0.4%

U.S. Treasury Bonds..........................     8.125%     8/15/19           0.3%

U.S. Treasury Notes..........................     7.250%     8/15/04           0.3%

U.S. Treasury Notes..........................     5.750%     8/15/03           0.3%

U.S. Treasury Notes..........................     6.375%     3/31/01           0.3%

                        5 Largest Common Stock Holdings
                        -------------------------------

                                                                        %of Net Assets
Security                                                                    12/31/99
--------------------------------------------------------------------------------------
Microsoft Corporation.................................................         2.7%

General Electric Company..............................................         2.3%

Cisco Systems, Inc....................................................         1.6%

Wal-Mart Stores, Inc..................................................         1.4%

Exxon Mobil Corporation...............................................         1.3%

----------------------------------------------------------------------------
                                                           December 31, 1999  11

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

High Yield Bond Portfolio


Q. How did the Portfolio perform in 1999. What factors affected performance?

A. The high yield bond market, as measured by the Merrill Lynch High Yield Bond Index, posted a total return of 1.57 percent in 1999. The return for the Portfolio during 1999 was -4.45 percent.

Rising interest rates and higher defaults were the two main factors which affected performance. Interest rates increased steadily throughout the year in response to strong economic growth and reduced the value of all fixed income investments.

Of more importance, however, was the increased rate of defaults in the market. The market default rate over the last 12 months has increased to almost 7 percent versus 2.8 percent last year. The defaults were concentrated in the energy and healthcare sectors. Lower oil and gas prices early in the year led to defaults by several small exploration and production companies. In the healthcare sector, a change in Medicare reimbursement rates led to several defaults of nursing home operators. The Portfolio experienced six defaults last year, after experiencing only one in 1998. The decline in the price of the bonds had a negative effect on the performance of the Portfolio, which caused it to lag the overall market.

Value of a $10,000 Investment

{HIGH YIELD BOND MOUNTAIN CHART APPEARS HERE]

          High Yield    Merrill Lynch
  3/2/98       10000            10000
 6/30/98       10219          10266.2
12/31/98        9675          10183.2
 6/30/99      9627.9          10362.3
12/31/99      9244.8          10343.3

* An unmanaged index comprised of over 900 "cash-pay" high yield bonds representative of the high-yield market as a whole.

                     [DAVID G. CARROLL PHOTO APPEARS HERE]

The outlook for the high-yield bond maket is mixed. While a healthier world economy has helped some sectors, a lack of liquidity has

                        Average Annual Total Returns/1/
                        -------------------------------
                            As of December 31, 1999

                                                                     From      Inception
                                                         1-Year    Inception     Date
                                                        --------------------------------
Fund Portfolio/2/....................................    (4.45%)      (4.19%)     3/2/98
----------------------------------------------------------------------------------------
Deferred Variable Annuity
Subaccount/3/........................................    (5.63%)      (5.39%)     3/3/98
----------------------------------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount/3/................................   (10.73%)      (8.22%)     3/3/98
----------------------------------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount/4/.......................      N/A        (4.49%)     8/2/99
----------------------------------------------------------------------------------------
Variable Universal Life
Subaccount/5/........................................    (8.47%)      (8.46%)    5/15/98
----------------------------------------------------------------------------------------

           Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.40% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.40% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVAreturns reflect the 0.40% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.40%
    management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.
    ----------------------------------------------------------------------------
12  High Yield Bond Portfolio Perspective

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

dampened that effect. I don't foresee much change in this scenario anytime in the near future.

Q  Have any bonds done particularly well for you during the year?

A The best performing part of the Portfolio during the year was the bonds in the basic industry sector (paper, metals and chemicals). As an economic recovery in Asia began to unfold during the year, the demand for these products increased which, in turn, lead to higher prices. Two bonds in particular stand out. The Algoma Steel 12.375 percent bonds increased in value by 20 percent which, when added to the coupon payment, resulted in a total return of 36 percent to the Portfolio. Similarly, the Four M Corporation (a maker of containerboard boxes) 12 percent bonds increased in value by 27 percent, which resulted in a total return of 43 percent. Unfortunately, most bonds in the Portfolio declined in value for the reasons outlined earlier.

   /s/ David G. Carroll

   David G. Carroll
   PORTFOLIO MANAGER

                              5 Largest Holdings
                              ------------------

                                                             % of
                                     Interest   Maturity  Net Assets
Security                               Rate       Date      12/31/99
--------------------------------------------------------------------
Sweetheart Cup Company, Inc..........   9.625%    9/1/00         1.8%

Energy Corporation of America........   9.500%   5/15/07         1.6%

United Pan-Europe Communications,
NV 144A..............................  10.875%   11/1/07         1.5%

Alestra SAde R.L. de C.V.............  12.125%   5/15/06         1.5%

Chancellor Media Corporation.........   8.000%   11/1/08         1.5%


                                   Asset Mix
                                   ---------

                           [PIE CHART APPEARS HERE]

                                        % of Net Assets
                                            12/31/99
                                            --------

Long-Term Obligations....................         94%

Cash & Cash Equivalents..................          6%
                                          ----------
                                          Total  100%


                                Credit Quality
                                --------------

                              Average Quality: B

                            [PIE CHART APPEARS HERE]

                                        % of Net Assets
                                            12/31/99
                                            --------

BB......................................          61%

B.......................................          27%

CCC.....................................          11%

D.......................................           1%
                                          ----------
                                          Total  100%


                                   Maturity

                         Average Maturity:  7.3 Years

---------------------------------------------------------------------------
                                                          December 31, 1999   13

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

Bond Portfolio

Q  What was the most significant development in the bond market during 1999?

A The bond market was negatively impacted by higher-than-expected economic growth. As a result of this rapidly expanding economy, the Federal Reserve raised interest rates three times during the year despite the lack of evidence of rising inflation. As we enter 2000, worries over what the Fed plans to do with interest rates during the first quarter of the year could put some investors on the defensive, making bonds more attractive than they have been in the recent past. If this happens, it will provide positive outlook for this Portfolio in 2000.

Q If there was no evidence of higher inflation in 1999, what caused the Federal Reserve to raise interest rates?

A During the early part of the year, there were several areas of concern for the Fed: Russia had defaulted on its debt; Asia was still in a recession; and some U.S. financial institutions were having significant financial difficulties. Each of these problems was expected to contribute to a slowing of the U.S. economy. However, no such slowing occurred. The stock market continued to move upward, consumers continued to spend aggressively, jobs were plentiful and the Asian economy began to recover. All of these factors contributed to the Federal Reserve's mid-year decision to raise interest rates in an attempt to keep the economy from overheating and increasing inflation.


Value of a $10,000 Investment

[BOND MOUNTAIN CHART APPEARS HERE]


                              LEHMAN BROTHERS AGGREGATE
               BOND PORT      BOND INDEX*
 6/14/95       10000          10000
12/31/95       10580          10616
 6/30/96       10427          10486
12/31/96       10909          10999
 6/30/97       11232          11341
12/31/97       11930          12062
 6/30/98       12397          12537
12/31/98       12855          13111
 6/30/99       12709          12929
12/31/99       12799.5        13001.9

*An unmanaged index that encompasses four major classes of fixed-income securities in the United States:U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgaged-backed securities and asset-backed securities.

                     [R. JERRY SCHEEL PHOTO APPEARS HERE]

                        Average Annual Total Returns/1/
                        -------------------------------
                            As of December 31, 1999

                                               From      Inception
                                   1-Year    Inception     Date
                                  --------------------------------
Fund Portfolio/2/...............   (1.35%)       5.54%     6/14/95
------------------------------------------------------------------
Deferred Variable Annuity
Subaccount/3/...................   (2.57%)       4.28%     6/15/95
------------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount/3/...........   (7.84%)       3.65%     6/15/95
------------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount/4/..     N/A         0.34%      8/2/99
------------------------------------------------------------------
Variable Universal Life
Subaccount/5/...................   (5.50%)      (0.25%)    5/15/98
------------------------------------------------------------------

           Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gains distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.

    ----------------------------------------------------------------------------
14  Bond Portfolio Perspective

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

Q The Lehman Brothers Aggregate Bond Index contains more than 5,000 securities. How do you decide which ones to include in the Bond Portfolio?

A While we try to approximate the total return of the Index, we cannot invest in all of the issues the Index includes because of the prohibitive cost to acquire and maintain such a large number of issues. Instead, we select securities that represent a sample of the securities included in the Index to create a portfolio with nearly identical characteristics to those of the Index. The object is to "match" the Bond Portfolio with the Index as closely as possible in terms of average maturity, coupon rate, yield-to-maturity, sector distribution, credit quality and duration.

   How did the Portfolio perform in comparison to the index?

   For 1999, the Portfolio had a gross return of -1.00 percent, compared to the Index, which had a return of -0.82 percent for the year. Because the Portfolio does not hold every security contained in the Index, as mentioned previously, it is very difficult to match the performance of the Index exactly.


   /s/ R. Jerry Scheel

   R. Jerry Scheel
   PORTFOLIO MANAGER


                                   Maturity
                                   --------

                         Average Maturity:  8.3 Years


                              5 Largest Holdings
                              ------------------

                        Interest   Maturity  % of Net Assets
Security                  Rate       Date        12/31/99
------------------------------------------------------------
U.S. Treasury Bonds      7.875%     2/15/21        1.1%
U.S. Treasury Bonds      8.125%     8/15/19        1.0%
U.S. Treasury Notes      7.250%     5/15/04        1.0%
U.S. Treasury Notes      5.875%     2/15/04        1.0%
U.S. Treasury Notes      5.625%     6/30/01        0.9%

                                Asset Mix
                                ---------

                            [PIE CHART APPEARS HERE]

                                        % of Net Assets
                                            12/31/99
                                            --------
U.S. Government Obligations...............        39%

Mortgage Backed Securities................        35%

Corporate Obligations.....................        20%

Yankee Bonds..............................         3%

Cash &Cash Equivalents....................         2%

Asset-Backed Securities...................         1%
                                           ---------
                                           Total 100%


                                Credit Quality
                                --------------

                            [PIE CHART APPEARS HERE]

                             Average Quality: AAA


                                        % of Net Assets
                                            12/31/99
                                            --------
AAA.......................................        78%

AA........................................         7%

A.........................................        10%

BBB.......................................         5%
                                          ----------
                                          Total  100%

---------------------------------------------------------------------------
                                                          December 31, 1999   15

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

Money Market Portfolio

Q  How did the Portfolio perform during 1999?

A The return on the Portfolio for 1999 was 4.94 percent. Money market returns increased during the second half of the year as the Federal Reserve raised the Federal Funds rate three times. As a result, returns on commercial paper investments have increased about 0.75 percent since the beginning of the year. The Federal Funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by banks which may lend funds to each other on an overnight basis.

Q How are individual commercial paper issuers selected for inclusion in the Portfolio?

A All issuers in the Portfolio are of the highest quality and are monitored regularly to ensure safety of principal. We engage in extensive financial analysis on each issuer before adding its securities to the Portfolio, and continually monitor the issuer thereafter. This analysis includes investigation and consideration of the

Value of a $10,000 Investment

[MONEY MARKET MOUNTAIN CHART APPEARS HERE]

                    The AAL Money            Salomon Brothers
                    Market Portfolio         Short-Term Index*
 6/14/1995          10000                    10000
                    10024.8                  10026.3
                    10069                    10071.2
                    10118.5                  10117.3
                    10163.1                  10161
                    10211.7                  10205.6
                    10257.5                  10247.5
12/31/1995          10302.2                  10295.4
                    10352.1                  10332.9
                    10393.9                  10371
                    10435                    10412.3
                    10481.4                  10456.6
                    10524.9                  10499.5
 6/30/1996          10565.5                  10542.6
                    10613.8                  10584.5
                    10657.7                  10628.2
                    10700.5                  10672
                    10749.7                  10717.1
                    10789.7                  10760.5
12/31/1996          10840.5                  10805.1
                    10887.3                  10849.2
                    10929.1                  10889.6
                    10970.9                  10933.6
                    11022.4                  10980.3
                    11069.8                  11025.8
 6/30/1997          11116.3                  11063.6
                    11169.2                  11110.8
                    11215.7                  11158.1
                    11267.3                  11195
                    11317.4                  11239.9
                    11360                    11285.1
12/31/1997          11418.5                  11332.6
                    11469.1                  11376.8
                    11515.4                  11418.9
                    11568.8                  11465.7
                    11618.5                  11515
                    11667.1                  11560.2
 6/30/1998          11721                    11601.8
                    11773.6                  11648.2
                    11821.3                  11694.8
                    11875.9                  11739.4
                    11925.4                  11769.5
                    11968.5                  11803.1
12/31/1998          12024.4                  11847.7
                    12070.8                  11890.3
                    12113                    11929.3
                    12162.8                  11970.2
                    12208.3                  12016.4
                    12250.9                  12061.2
 6/30/1999          12301.6                  12104.5
                    12349.6                  12147.4
                    12402.1                  12192.5
                    12452.7                  12237.4
                    12502.8                  12282.6
                    12559.8                  12326.2
12/31/1999          12618.6                  12373.2

*An unmanaged index composed of I-month Treasury bills.

[ALAN D. ONSTAD PHOTO APPEARS HERE]


                        Average Annual Total Returns/1/
                        -------------------------------
                            As of December 31, 1999


                                                   From     Inception
                                       1-Year   Inception      Date
                                      -------------------------------
Fund Portfolio/2/....................   4.94%        5.24%    6/14/95
---------------------------------------------------------------------
Deferred Variable Annuity
Subaccount/3/........................   3.65%        3.95%    6/15/95
---------------------------------------------------------------------
SEC Deferred Variable
Annuity Subaccount/3/................  (1.95%)       3.33%    6/15/95
---------------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount/4/.......    N/A         1.62%     8/2/99
---------------------------------------------------------------------
Variable Universal Life
Subaccount/5/........................   0.55%        1.84%    5/15/98
---------------------------------------------------------------------

Portfolio & Subaccount Yields/6/                     7-Day     30-Day
-------------------------------                   -------------------
Fund Portfolio Yields.......................         5.66%       5.45%
---------------------------------------------------------------------
Deferred Variable Annuity
Subaccount Yields...........................         5.26%       5.02%
---------------------------------------------------------------------
Single Premium Immediate
Variable Annuity Subaccount Yields..........         5.26%       5.02%
---------------------------------------------------------------------
Variable Universal Life
Subaccount Yields/7/........................         5.38%       5.23%
---------------------------------------------------------------------

           Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge. For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% sales charge. Life returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage.

/6/ Portfolio & Subaccount Yields - Yield is a measure of the net interest and dividend income earned over a specific period, expressed as a percentage of the value of the Fund Portfolio or Subaccount. Yield is an annualized figure which assumes that the subaccount generates the same level of net income over a given period. The yield quotation more closely reflects the current earnings of the Money Market Fund and subaccounts than the total return quotation.

/7/ Variable Universal Life Subaccount Yields - VUL yields reflect the change in the accumulated unit value less a deduction for mortality and expense risk charges for 7-day and 30-day periods ended December 31, 1999. The yields do not reflect any other charges or deductions related to the certificate's insurance coverage.

     ---------------------------------------------------------------------------
16   Money Market Portfolio Perspective

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL REPORT

issuer's profitability, leverage and liquidity ratios. Issuers deemed appropriate for the Portfolio are placed on an approved list from which investments can be made. The Portfolio will purchase securities only from the issuers on the approved list.

Q  What factors do you see affecting performance in 2000?

A The greatest impact on performance in 2000 will be the actions of the Federal Reserve Board. Any move by the Fed to raise rates will positively affect the performance of the Portfolio. In that regard it is likely that the Fed will continue to keep a close eye on employment costs and inflation statistics in order to head off any potential inflation in the economy. While we are not currently looking for a decrease in the Fed Funds rate, any perceived slowdown in the economy could lead to stable interest rates during the course of the year.

/s/ Alan D. Onstad

Alan D. Onstad
PORTFOLIO MANAGER


                              Sector Allocations
                              ------------------


                           [PIE CHART APPEARS HERE]

                                             % of Net Assets
                                                 12/31/99
                                                 --------
Utilities........................................      36%

Consumer Non-Durables............................      27%

Finance..........................................      21%

Consumer Durables................................       9%

Technology.......................................       4%

Energy                                                  3%
                                               ----------
                                               Total  100%


                                Credit Quality
                                --------------

                         Average Quality:  First Tier


                                   Maturity
                                   --------

                           Average Maturity: 20 Days


An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

---------------------------------------------------------------------------
                                                          December 31, 1999   17

                      AAL VARIABLE PRODUCTS ANNUAL REPORT



              AAL Variable Product Small Company Stock Portfolio

              SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


              Investment Objective
              --------------------
              The Portfolio strives for capital growth that approximates the performance of the S&P Small Cap 600 Index, by investing primarily in common stocks included in the index.

Shares           Common Stocks (99.4%)                    Market Value
======================================================================

Aerospace (0.6%)
----------------
         16,400  AAR Corporation..........................    $294,175
         14,800  B/E Aerospace, Inc.*.....................     124,875
         25,000  GenCorp, Inc.............................     246,875
         13,900  Kaman Corporation........................     178,963
         17,000  Teledyne Technologies, Inc.*.............     160,438
         13,500  Trimble Navigation, Ltd.*................     291,937
                 -----------------------------------------------------
                 Total Aerospace..........................   1,297,263
                 =====================================================

Air Transportation (1.1%)
-------------------------
         20,000  Air Express International Corporation....     646,250
         11,100  Atlantic Coast Airlines Holdings, Inc.*..     263,625
         17,100  Eagle USA Airfreight, Inc.*..............     737,438
         20,200  Mesa Air Group, Inc.*....................      95,950
          8,440  Midwest Express Holdings, Inc.*..........     269,025
         12,400  Pittston BAX Group.......................     131,750
         14,700  SkyWest, Inc.............................     411,600
                 -----------------------------------------------------
                 Total Air Transportation.................   2,555,638
                 =====================================================

Apparel (1.9%)
--------------
          8,400  Ashworth, Inc.*..........................      34,650
         10,900  Brown Shoe Company, Inc..................     153,962
         15,200  Cone Mills Corporation*..................      68,400
          9,400  Cyrk, Inc.*..............................     111,625
          6,900  Dixie Group, Inc.........................      50,887
         12,000  Dress Barn Corporation*..................     199,500
         19,800  Goody's Family Clothing, Inc.*...........     106,425
         13,200  Guilford Mills, Inc......................      95,700
         14,500  Gymboree Corporation*....................     $81,562
          4,300  Haggar Corporation.......................      48,913
         18,300  Hartmarx Corporation*....................      74,344
         14,700  Jan Bell Marketing, Inc.*................      42,262
          8,400  J. Baker, Inc............................      50,400
         10,700  Jo-Ann Stores, Inc.*.....................     120,375
         16,600  Kellwood Company.........................     322,663
          6,400  K-Swiss, Inc.............................     118,900
         25,100  Men's Wearhouse, Inc.*...................     737,313
         20,700  Nautica Enterprises, Inc.*...............     234,169
          7,700  Oshkosh B'Gosh, Inc......................     162,181
          4,600  Oxford Industries, Inc...................      91,137
         16,300  Phillips-Van Heusen Corporation..........     135,494
          8,500  Pillowtex Corporation....................      52,594
         27,500  Stride Rite Corporation..................     178,750
         12,600  Timberland Company*......................     666,225
         24,700  Wolverine World Wide, Inc................     270,156
                 -----------------------------------------------------
                 Total Apparel............................   4,208,587
                 =====================================================

Auto Manufacturers (1.6%)
-------------------------
         14,000  A.O. Smith Corporation...................     306,250
         15,300  Arctic Cat, Inc..........................     153,000
         10,000  Discount Auto Parts, Inc.................     180,625
         12,700  Group 1 Automotive, Inc..................     177,006
         11,300  Monaco Coach Corporation.................     288,856
         11,940  Myers Industries, Inc....................     188,055
         30,400  O'Reilly Automotive, Inc.................     653,600
         14,600  Polaris Industries, Inc..................     529,250

The accompanying notes to the financial statements are an integral part of this schedule.

    ----------------------------------------------------------------------------
18  Small Company Stock Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares           Common Stocks (99.4%)                      Market Value
========================================================================

Auto Manufacturers--continued
-----------------------------
         10,700  Simpson Industries, Inc..................      $120,375
          7,500  Spartan Motors, Inc......................        32,813
          7,800  Standard Motor Products, Inc.............       125,775
         12,600  TBC Corporation..........................        78,750
         20,100  Tenneco Automotive, Inc..................       187,181
          7,300  Thor Industries, Inc.....................       222,194
         12,300  Titan International, Inc.................        79,950
         13,300  Winnebago Industries, Inc................       266,831
         11,100  Wynn's International, Inc................       156,787
                 -------------------------------------------------------
                 Total Auto Manufacturers.................     3,747,298
                 =======================================================

Banking (4.9%)
--------------
         15,100  Anchor Bancorp Wisconsin, Inc............       228,387
         14,000  Banknorth Group, Inc.....................       374,500
         15,400  Carolina First Corporation...............       281,050
         16,800  Centura Banks, Inc.......................       741,300
         17,000  Chittenden Corporation...................       503,625
         16,876  Commerce Bancorp, Inc....................       682,423
         31,800  Cullen/Frost Bankers, Inc................       818,850
         17,100  First BanCorp Puerto Rico................       354,825
         24,650  First Midwest Bancorp, Inc...............       653,225
         30,281  Hudson United Bancorp....................       774,058
         14,400  MAF Bancorp, Inc.........................       301,500
         19,100  Premier Bancorp, Inc.....................       260,237
         15,295  Provident Bankshares Corporation.........       264,795
         12,700  Queens County Bancorp, Inc...............       344,488
         16,900  Riggs National Corporation...............       222,869
         13,400  Silicon Valley Bancshares*...............       663,300
         22,100  Susquehanna Bancshares, Inc..............       350,837
         32,100  TrustCo Bank Corporation New York........       425,325
         25,600  United Bankshares, Inc...................       611,200
         11,200  U.S. Trust Corporation...................       898,100
         25,700  UST Corporation..........................       815,975
         13,500  Whitney Holding Corporation..............       500,344
                 -------------------------------------------------------
                 Total Banking............................    11,071,213
                 =======================================================

Building Products (2.5%)
------------------------
         16,600  Apogee Enterprises, Inc..................        84,038
          7,500  Building Materials Holding Corporation*..        76,875
         38,400  D.R. Horton, Inc.........................       530,400
         15,400  Dycom Industries, Inc.*..................       678,562
         11,300  Florida Rock Industries, Inc.............      $389,144
         15,100  Insituform Technologies, Inc.*...........       426,575
         31,500  Interface, Inc.*.........................       181,125
         15,200  Justin Industries, Inc...................       226,100
          6,200  Lawson Products, Inc.....................       143,375
         31,300  Morrison Knudsen Corporation*............       244,531
         28,200  Oakwood Homes Corporation................        89,887
          7,100  Republic Group, Inc......................       107,387
          8,500  Ryland Group, Inc........................       196,031
         10,800  Service Experts, Inc.*...................        62,775
          7,200  Southern Energy Homes, Inc.*.............        16,875
         17,600  Standard Pacific Corporation.............       193,600
          7,800  Stone & Webster, Inc.....................       131,137
         12,600  Texas Industries, Inc....................       536,288
          9,300  TJ International, Inc....................       390,600
         21,800  Toll Brothers, Inc.*.....................       406,025
          9,400  URS Corporation*.........................       203,863
          8,200  U.S. Home Corporation*...................       209,613
         15,800  Watts Industries, Inc....................       233,050
                 -------------------------------------------------------
                 Total Building Products                       5,757,856
                 =======================================================

Business Machines (2.4%)
------------------------
          7,600  Analogic Corporation.....................       250,800
         12,500  Apex, Inc.*..............................       403,125
         16,400  Auspex Systems, Inc......................       168,100
          3,600  Centigram Communications Corporation*....        60,300
          8,900  Digi International, Inc.*................        92,894
         13,600  Exabyte Corporation*.....................       102,000
          8,400  Fair, Isaac and Company, Inc.............       445,200
         30,300  Input/Output, Inc.*......................       153,394
         19,200  InterVoice-Brite, Inc.*..................       446,400
         32,700  Komag, Inc.*.............................       102,188
         12,200  MicroAge, Inc.*..........................        42,700
         19,100  National Computer Systems, Inc...........       718,637
         24,200  PictureTel Corporation*..................       104,362
         10,000  Plantronics, Inc.*.......................       715,625
         29,700  Read-Rite Corporation*...................       141,075
          9,700  Telxon Corporation.......................       155,200
         16,900  Xircom, Inc.*............................     1,267,500
                 -------------------------------------------------------
                 Total Business Machines..................     5,369,500
                 =======================================================

The accompanying notes to the financial statements are an integral part of this schedule.

----------------------------------------------------------------------------
                                                           December 31, 1999  19

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares            Common Stocks (99.4%)                           Market Value
==============================================================================

Business Services (13.3%)
-------------------------
          11,900  Aaron Rents, Inc............................     $   211,225
          13,400  ABM Industries, Inc.........................         273,025
          12,700  ADVO, Inc.*.................................         301,625
          24,500  American Management Systems, Inc.*..........         768,688
          13,500  Analysts International Corporation..........         168,750
           5,100  Angelica Corporation........................          49,725
          15,100  Aspen Technology, Inc.*.....................         399,206
           8,400  BARRA, Inc.*................................         266,700
          22,300  Billing Concepts Corporation*...............         144,950
          16,405  BISYS Group, Inc.*..........................       1,070,426
          22,100  Bowne & Company, Inc........................         298,350
          11,400  CDI Corporation*............................         275,025
          20,100  Cerner Corporation*.........................         395,719
          17,700  ChoicePoint, Inc.*..........................         732,338
          35,500  CIBER, Inc.*................................         976,250
          14,200  Clarify, Inc.*..............................       1,789,200
          12,500  Computer Task Group, Inc....................         185,156
          24,400  Epicor Software Corporation*................         123,525
          19,400  FileNET Corporation*........................         494,700
          12,200  Franklin Covey Company*.....................          91,500
          12,300  G & K Services, Inc.........................         398,213
          29,150  HA-LO Industries, Inc.*.....................         218,625
          23,200  Harbinger Corporation*......................         738,050
          18,680  Hyperion Solutions Corporation*.............         812,580
          15,500  Immune Response Corporation*................          67,327
          27,308  InaCom Corporation*.........................         199,690
          16,800  Information Resources, Inc.*................         155,400
           5,000  Insteel Industries, Inc.....................          45,313
          38,100  Interim Services, Inc.*.....................         942,975
          18,100  John H. Harland Company.....................         331,456
           7,550  Kronos, Inc.*...............................         453,000
          25,600  Labor Ready, Inc.*..........................         310,400
          11,300  Lason, Inc.*................................         124,300
          12,600  MAXIMUS, Inc.*..............................         427,613
          21,500  MedQuist, Inc.*.............................         554,969
          14,600  Mentor Corporation..........................         376,863
           3,500  Nashua Corporation*.........................          26,250
          20,300  National Data Corporation...................         688,931
           8,300  New England Business Service, Inc...........         202,831
          13,400  NFO Worldwide, Inc.*........................         299,825
          12,600  Offshore Logistics, Inc.*...................         118,125
          22,400  Orbital Sciences Corporation*...............     $   415,800
          27,900  Paxar Corporation*..........................         235,406
          13,500  Pre-Paid Legal Services, Inc.*..............         324,000
          12,000  Primark Corporation*........................         333,750
          13,066  Priority Healthcare Corporation*............         378,097
          29,200  Profit Recovery Group International, Inc.*..         775,625
          10,450  Progress Software Corporation*..............         593,037
          11,200  Protein Design Labs, Inc.*..................         784,000
           8,700  Rural/Metro Corporation*....................          37,246
          45,600  S3, Inc.*...................................         527,250
           6,800  SEACOR SMIT, Inc.*..........................         351,900
          10,700  SEI Investments Company.....................       1,273,467
          42,800  Snyder Communications, Inc.*................         823,900
          17,600  StaffMark, Inc.*............................         133,100
          25,700  Technology Solutions Company*...............         841,675
          22,825  Tetra Tech, Inc.*...........................         350,934
           8,100  TETRA Technologies, Inc.*...................          58,725
          28,900  True North Communications, Inc..............       1,291,469
          18,100  Visio Corporation*..........................         859,750
           9,000  Volt Information Sciences, Inc.*............         214,875
          33,900  Whittman-Hart, Inc.*........................       1,817,887
          18,800  Zebra Technologies Corporation*.............       1,099,800
                  ------------------------------------------------------------
                  Total Business Services.....................      30,030,512
                  ============================================================

Capital Goods (0.2%)
--------------------
           9,000  Aviation Sales Company*.....................         148,500
          10,300  Esterline Technologies Corporation*.........         119,094
          21,400  SLI, Inc.*..................................         290,237
                  ------------------------------------------------------------
                  Total Capital Goods                                  557,831
                  ============================================================

Chemicals (1.9%)
----------------
          13,600  Brady Corporation...........................         461,550
          14,800  Cambrex Corporation.........................         509,675
          10,900  Chemfirst, Inc..............................         238,438
           9,900  Commonwealth Industries, Inc................         128,700
          14,200  Geon Company................................         461,500
          13,900  Lilly Industries, Inc.......................         186,781
          19,300  MacDermid, Inc..............................         792,506
           6,000  McWhorter Technologies, Inc.*...............          96,000
          14,300  OM Group, Inc...............................         492,456
          25,000  Omnova Solutions, Inc.......................         193,750
           5,300  Quaker Chemical Corporation.................          75,525


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
20  Small Company Stock Portfolio Schedule of Investments

                       SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares            Common Stocks (99.4%)                           Market Value
================================================================================

Chemicals--continued
--------------------
          22,300  Tredegar Corporation............................      $461,331
           9,370  WD-40 Company...................................       207,312
                  --------------------------------------------------------------
                  Total Chemicals.................................     4,305,524
                  ==============================================================

Consumer Cyclical (1.0%)
------------------------
          10,100  Action Performance Companies, Inc.*.............       116,150
          17,500  Ames Department Stores, Inc.*...................       504,219
          10,400  Department 56, Inc.*............................       235,300
          11,700  Elcor Corporation...............................       352,463
          13,300  Kroll-O'Gara Company*...........................       219,450
          26,700  Masco Tech, Inc.................................       338,756
          13,600  Quiksilver, Inc.................................       210,800
           7,200  Simpson Manufacturing Company, Inc.*............       315,000
                  --------------------------------------------------------------
                  Total Consumer Cyclical.........................     2,292,138
                  ==============================================================

Consumer Durables (2.2%)
------------------------
           7,300  Bassett Furniture Industries, Inc...............       116,800
           7,700  C&D Technologies, Inc...........................       327,250
          28,500  Champion Enterprises, Inc.*.....................       244,031
           9,400  Coachmen Industries, Inc........................       142,175
          24,450  Ethan Allen Interiors, Inc......................       783,928
           8,800  Flow International Corporation*.................       100,100
          18,200  Griffon Corporation*............................       142,188
          10,400  Harman International Industries, Inc............       583,700
          31,300  La-Z-Boy, Inc...................................       526,231
          23,600  Linens 'N Things, Inc.*.........................       699,150
           4,400  National Presto Industries, Inc.................       156,200
          10,300  Royal Appliance Manufacturing Company*..........        50,212
          16,500  Shorewood Packaging Corporation*................       312,469
           5,400  Skyline Corporation.............................       126,900
          16,100  Sturm, Ruger & Company, Inc.....................       142,888
           4,700  Swiss Army Brands, Inc.*........................        33,488
           9,500  Thomas Industries, Inc..........................       194,156
           7,600  Toro Company....................................       283,575
                  --------------------------------------------------------------
                  Total Consumer Durables.........................     4,965,441
                  ==============================================================

Consumer Products (0.6%)
------------------------
           8,000  Enesco Group, Inc...............................        88,500
          19,150  Fossil, Inc.*...................................       442,844
           9,600  Libbey, Inc.....................................       276,000
          28,100  Tower Automotive, Inc.*.........................      $433,794
                  --------------------------------------------------------------
                  Total Consumer Products.........................     1,241,138
                  ==============================================================

Cosmetics (0.3%)
----------------
           6,300  Chemed Corporation..............................       180,338
           8,200  USA Detergents, Inc.*...........................        22,550
          10,500  Wesley Jessen VisionCare, Inc.*.................       397,687
                  --------------------------------------------------------------
                  Total Cosmetics.................................       600,575
                  ==============================================================

Electric Utilities (3.5%)
-------------------------
           5,400  American States Water Company...................       194,400
           6,950  Aquarion Company................................       257,150
          18,600  Atmos Energy Corporation........................       380,137
           4,400  Bangor Hydro-Electric Company...................        71,775
           6,600  Cascade Natural Gas Corporation.................       106,425
           6,800  Central Vermont Public Service Corporation......        72,250
          10,100  CH Energy Group, Inc............................       333,300
           6,200  Connecticut Energy Corporation..................       241,025
          12,300  Eastern Utilities Associates....................       372,844
          17,800  Energen Corporation.............................       321,512
           3,200  Green Mountain Power Corporation................        23,800
          10,700  New Jersey Resources Corporation................       417,969
          15,000  Northwest Natural Gas Company...................       329,063
          13,800  NorthWestern Corporation........................       303,600
          24,546  Philadelphia Suburban Corporation...............       507,795
          18,700  Piedmont Natural Gas Company, Inc...............       565,675
          12,300  Public Service Company of North Carolina, Inc...       397,444
          16,400  Selective Insurance Group, Inc..................       281,875
          18,500  Southwest Gas Corporation.......................       425,500
           8,100  TNP Enterprises, Inc............................       334,125
           8,600  United Illuminating Company.....................       441,825
          23,300  United Water Resources, Inc.....................       796,569
          22,600  WICOR, Inc......................................       659,637
                  --------------------------------------------------------------
                  Total Electric Utilities........................     7,835,695
                  ==============================================================

Electronics (13.3%)
-------------------
           9,700  Adaptive Broadband Corporation*.................       715,981
          16,500  Allen Telecom, Inc.*............................       190,781
           6,000  Alliant Techsystems, Inc.*......................       373,875
          11,200  American Xtal Technology, Inc.*.................       195,300
          21,700  Anixter International, Inc.*....................       447,563
          22,300  Artesyn Technologies, Inc.*.....................       468,300


The accompanying notes to the financial statements are an integral part of this schedule.

----------------------------------------------------------------------------
                                                           December 31, 1999  21

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares            Common Stocks (99.4%)                        Market Value
===========================================================================

Electronics--continued
----------------------
          14,200  Avid Technology, Inc.*.....................      $185,488
          14,600  Belden, Inc................................       306,600
           9,700  Benchmark Electronics, Inc.*...............       222,494
          16,400  BMC Industries, Inc........................        79,950
          33,275  Burr-Brown Corporation*....................     1,202,059
          16,900  Cable Design Technologies Corporation*.....       388,700
           9,100  C-COR.net Corporation*.....................       697,288
          24,300  C-Cube Microsystems, Inc.*.................     1,512,675
          18,000  Checkpoint Systems, Inc.*..................       183,375
          14,400  Coherent, Inc.*............................       385,200
          30,500  CommScope, Inc.*...........................     1,229,531
          16,500  CTS Corporation............................     1,243,688
          17,300  Dallas Semiconductor Corporation...........     1,114,769
          40,700  Digital Microwave Corporation*.............       953,906
          13,400  Dionex Corporation*........................       551,913
           7,900  Electro Scientific Industries, Inc.*.......       576,700
          11,900  Electroglas, Inc.*.........................       301,963
          13,000  Etec Systems, Inc.*........................       583,375
          22,000  General Semiconductor, Inc.*...............       312,125
          43,960  Gentex Corporation*........................     1,219,890
          13,300  Gerber Scientific, Inc.....................       291,769
           8,200  Hadco Corporation*.........................       418,200
           6,750  Harmon Industries, Inc.....................        81,844
          14,800  Hutchinson Technology, Inc.*...............       314,500
           8,800  Innovex, Inc...............................        82,500
           7,338  Intermagnetics General Corporation*........        64,208
          31,200  International Rectifier Corporation*.......       811,200
           8,900  Itron, Inc.*...............................        54,512
          23,800  KEMET Corporation*.........................     1,072,487
          16,800  Kent Electronics Corporation*..............       382,200
          14,100  Kulicke and Soffa Industries, Inc.*........       600,131
          29,800  Macromedia, Inc.*..........................     2,179,125
          21,300  Methode Electronics, Inc...................       684,263
          24,700  Micrel, Inc.*..............................     1,406,356
           6,300  Park Electrochemical Corporation...........       167,344
          38,600  P-Com, Inc.*...............................       341,367
          14,300  Photronics, Inc.*..........................       409,338
          16,200  Pioneer-Standard Electronics, Inc..........       233,887
          10,500  Plexus Corporation*........................       462,000
           8,100  QRS Corporation............................       844,931
          19,800  Silicon Valley Group, Inc.*................       351,450
          17,600  SpeedFam-IPEC, Inc.*.......................       227,700
           9,300  Standard Microsystems Corporation*.........      $100,556
           9,000  SymmetriCom, Inc.*.........................        89,437
           9,800  Technitrol, Inc............................       436,100
           7,233  Three-Five Systems, Inc.*..................       296,567
          18,900  Valence Technology, Inc.*..................       359,100
          24,700  Vicor Corporation*.........................     1,000,350
           7,300  Vital Signs, Inc...........................       166,987
           4,000  Watkins-Johnson Company....................       160,000
          10,152  Zilog, Inc.*...............................        25,277
           9,200  ZixIt Corporation*.........................       364,550
                  ---------------------------------------------------------
                  Total Electronics..........................    30,123,725
                  =========================================================

Energy (0.9%)
-------------
          16,000  AMCOL International Corporation............       258,000
          15,000  Cabot Oil & Gas Corporation................       240,938
          14,700  Kirby Corporation*.........................       301,350
          10,700  Plains Resources, Inc.*....................       133,750
          14,500  Seitel, Inc.*..............................        97,875
          29,076  Southern Union Company*....................       556,079
          14,900  Southwestern Energy Company................        97,781
          11,000  Stone Energy Corporation*..................       391,875
                  ---------------------------------------------------------
                  Total Energy...............................     2,077,648
                  =========================================================

Financial (0.7%)
----------------
          29,900  Community First Bankshares, Inc............       470,925
           7,900  E.W. Blanch Holdings, Inc..................       483,875
           8,800  Investors Financial Services Corporation*..       404,800
          14,300  Jeffries Group, Inc........................       314,600
                  ---------------------------------------------------------
                  Total Financial............................     1,674,200
                  =========================================================

Food Processors (2.9%)
----------------------
           6,200  Agribrands International, Inc.*............       285,200
          39,400  Chiquita Brands International, Inc.........       187,150
           5,300  Coca-Cola Bottling Company Consolidated....       251,088
          22,300  Corn Products International, Inc...........       730,325
          23,000  Delta & Pine Land Company..................       399,625
          26,600  DIMON, Inc.................................        86,450
          25,500  Earthgrains Company........................       411,188
          23,200  Fleming Companies, Inc.....................       237,800
           5,400  J & J Snack Foods Corporation*.............       110,700
          14,800  Landry's Seafood Restaurants, Inc.*........       128,575
           7,450  Lindsay Manufacturing Company..............       135,963


The accompanying notes to the financial statements are an integral part of this schedule.

    ----------------------------------------------------------------------------
22  Small Company Stock Portfolio Schedule of Investments

                       SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares            Common Stocks (99.4%)                Market Value
===================================================================

Food Processors--continued
--------------------------
     12,200  Michael Foods, Inc......................      $300,425
     15,600  Mississippi Chemical Corporation........        96,525
      6,700  Nash-Finch Company......................        42,712
      8,500  Performance Food Group Company*.........       207,187
     18,300  Ralcorp Holdings, Inc.*.................       364,856
     17,200  Scotts Company*.........................       692,300
     27,200  Smithfield Foods, Inc.*.................       652,800
     11,500  Specialty Equipment Companies, Inc.*....       275,281
     10,900  United Natural Foods, Inc.*.............       130,800
     15,800  Whole Foods Market, Inc.*...............       732,725
             ------------------------------------------------------
             Total Food Processors...................     6,459,675
             ======================================================

Health Care (2.5%)
------------------
      9,600  CONMED Corporation*.....................       248,400
      9,000  Datascope Corporation...................       360,000
     26,500  Dura Pharmaceuticals, Inc.*.............       369,344
     11,400  Hanger Orthopedic Group, Inc.*..........       114,000
     25,400  IDEC Pharmaceuticals Corporation*.......     2,495,550
      8,900  ResMed, Inc.*...........................       371,575
     12,100  Techne Corporation*.....................       666,256
     17,600  Theragenics Corporation*................       159,500
     51,400  US Oncology, Inc.*......................       253,787
     18,300  Varian Medical Systems, Inc.*...........       545,569
             ------------------------------------------------------
             Total Health Care.......................     5,583,981
             ======================================================

Independent Finance (2.9%)
--------------------------
     44,100  AmeriCredit Corporation*................       815,850
     29,200  AMRESCO, Inc.*..........................        41,061
     15,200  Cash America International, Inc.........       148,200
     35,300  Commercial Federal Corporation..........       628,781
      7,500  Dain Rauscher Corporation...............       348,750
     16,865  Downey Financial Corporation............       340,462
     21,500  Eaton Vance Corporation.................       817,000
     17,020  Fidelity National Financial, Inc........       244,662
     12,100  Jack Henry & Associates, Inc............       649,619
      5,600  JSB Financial, Inc......................       290,500
     13,300  M.D.C. Holdings, Inc....................       208,644
      4,400  Penford Corporation.....................        75,900
     15,900  Pioneer Group, Inc......................       250,425
     22,300  Radian Group, Inc.......................     1,064,825
     28,350  Raymond James Financial, Inc............      $529,791
             ------------------------------------------------------
             Total Independent Finance...............     6,454,470
             ======================================================

Insurance (1.8%)
----------------
     11,000  Arthur J. Gallagher & Company...........       712,250
     12,386  Delphi Financial Group, Inc.*...........       371,577
     22,800  Enhance Financial Services Group, Inc...       370,500
     39,000  First American Financial Corporation....       485,063
     41,900  Fremont General Corporation.............       309,013
     20,770  Frontier Insurance Group, Inc...........        71,397
     29,100  Genesis Health Ventures, Inc.*..........        60,019
      7,900  Hilb, Rogal and Hamilton Company........       223,175
     17,400  Hooper Holmes, Inc......................       448,050
      6,900  Insurance Auto Auctions, Inc.*..........       108,675
     26,200  Mutual Risk Management, Ltd.............       440,487
     11,100  Trenwick Group, Inc.....................       188,006
     10,300  Zenith National Insurance Corporation...       212,437
             ------------------------------------------------------
             Total Insurance.........................     4,000,649
             ======================================================

Liquor (0.2%)
-------------
     10,800  Canandaigua Brands, Inc.*...............       550,800
             ------------------------------------------------------
             Total Liquor............................       550,800
             ======================================================

Manufacturing (0.3%)
--------------------
      9,000  Gardner Denver, Inc.*...................       150,187
     17,800  IDEX Corporation........................       540,675
             ------------------------------------------------------
             Total Manufacturing.....................       690,862
             ======================================================

Media (1.4%)
------------
      6,800  Carmike Cinemas, Inc.*..................        53,125
      9,400  Consolidated Graphics, Inc.*............       140,412
      4,700  GC Companies, Inc.*.....................       121,613
     12,800  Network Equipment Technologies, Inc.*...       151,200
     10,400  Oak Industries, Inc.*...................     1,103,700
      8,500  Thomas Nelson, Inc......................        78,625
     33,750  Valassis Communications, Inc.*..........     1,425,938
             ------------------------------------------------------
             Total Media.............................     3,074,613
             ======================================================


The accompanying notes to the financial statements are an integral part of this schedule.

----------------------------------------------------------------------------
                                                           December 31, 1999  23

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Shares         Common Stocks (99.4%)                   Market Value
===================================================================
Metals-Diversified (0.1%)
-------------------------
 12,400        RTI International Metals, Inc.*...........   $93,000
               ----------------------------------------------------
               Total Metals-Diversified..................    93,000
               ====================================================

Non-Durables & Entertainment (3.1%)
-----------------------------------
 16,300        Applebee's International, Inc.............   480,850
 10,200        A.T. Cross Company*.......................    45,900
 11,000        Catalina Marketing Corporation*........... 1,273,250
 16,250        CEC Entertainment, Inc.*..................   461,094
 12,050        Cheesecake Factory, Inc.*.................   421,750
 31,170        CKE Restaurants, Inc......................   183,124
 17,518        Consolidated Products, Inc.*..............   177,365
  5,900        CPI Corporation...........................   133,119
  9,400        Gibson Greetings, Inc.*...................    84,306
  6,000        Huffy Corporation.........................    31,500
 12,000        IHOP Corporation*.........................   200,250
 22,900        Jack in the Box, Inc.*....................   473,744
 13,400        Luby's, Inc...............................   152,425
 17,900        Marcus Corporation........................   240,531
 22,751        Midway Games, Inc.*.......................   544,602
  7,200        Panera Bread Company*.....................    55,800
 23,150        Regis Corporation.........................   436,956
 18,600        Ruby Tuesday, Inc.........................   338,287
 12,300        Russ Berrie and Company, Inc..............   322,875
 21,600        Ryan's Family Steak Houses, Inc.*.........   183,600
 11,250        Sonic Corporation*........................   320,625
  7,800        Taco Cabana, Inc.*........................    63,375
 13,700        TCBY Enterprises, Inc.....................    52,231
 14,200        Triarc Companies, Inc.*...................   260,925
               ----------------------------------------------------
               Total Non-Durables & Entertainment........ 6,938,484
               ====================================================

Non-Ferrous Metals (1.0%)
-------------------------
  8,400        A. M. Castle & Company....................    98,700
  9,800        Brush Wellman, Inc........................   164,762
 17,400        Coeur d' Alene Mines Corporation*.........    59,813
  8,600        Commercial Metals Company.................   291,863
  9,900        IMCO Recycling, Inc.......................   124,987
 21,000        Mueller Industries, Inc.*.................   761,250
 22,700        Stillwater Mining Company*................   723,563
  7,600        Wolverine Tube, Inc.*.....................   107,350
               ----------------------------------------------------
               Total Non-Ferrous Metals.................. 2,332,288
               ====================================================


Oil & Gas (2.2%)
----------------
  9,100        Atwood Oceanics, Inc.*....................  $351,487
 19,500        Barrett Resources Corporation*............   574,031
 17,700        Benton Oil and Gas Company*...............    34,294
  9,300        Cal Dive International, Inc.*.............   308,063
 29,200        Cross Timbers Oil Company.................   264,625
 10,300        Dril-Quip, Inc.*..........................   312,863
 23,804        Friede Goldman Halter, Inc.*..............   165,140
 11,200        HS Resources, Inc.*.......................   193,200
 24,900        Newfield Exploration Company*.............   666,075
 24,100        Pogo Producing Company....................   494,050
 36,200        Pride International, Inc.*................   529,425
 12,700        Remington Oil & Gas Corporation*..........    49,212
  6,600        St. Mary Land & Exploration Company.......   163,350
 26,500        Tuboscope, Inc.*..........................   420,688
 37,300        Vintage Petroleum, Inc....................   449,931
               ----------------------------------------------------
               Total Oil & Gas........................... 4,976,434
               ====================================================

Paper & Forest Products (0.5%)
------------------------------
 21,100        Buckeye Technologies, Inc.*...............   313,862
 15,300        Caraustar Industries, Inc.................   367,200
  9,300        Lydall, Inc.*.............................    61,613
  8,900        Pope & Talbot, Inc........................   142,400
 12,100        Universal Forest Products, Inc............   178,475
               ----------------------------------------------------
               Total Paper & Forest Products............. 1,063,550
               ====================================================

Pharmaceuticals (7.0%)
----------------------
 12,300        ADAC Laboratories*........................   132,225
 12,700        Advance Paradigm, Inc.*...................   273,844
 33,900        Advanced Tissue Sciences, Inc.*...........    84,750
 26,700        Alliance Pharmaceutical Corporation*......   196,913
 17,700        Alpharma, Inc.............................   544,275
 13,700        Barr Laboratories, Inc.*..................   429,838
 20,200        Bindley Western Industries, Inc...........   304,263
 31,700        Bio-Technology General Corporation*.......   483,425
 13,800        Biomatrix, Inc.*..........................   265,650
 19,400        Cephalon, Inc.*...........................   670,513
  8,400        Cooper Companies, Inc.....................   253,050
 15,100        COR Therapeutics, Inc.*...................   405,813
 35,400        Coventry Health Care, Inc.*...............   238,950
  6,000        Curative Health Services, Inc.*...........    46,500
 14,800        Cygnus, Inc.*.............................   270,100




The accompanying notes to the financial statements are an integral part of this schedule.
    ---------------------------------------------------------------------------
24  Small Company Stock Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Shares                  Common Stocks (99.4%)                 Market Value
==========================================================================
Pharmaceuticals--continued
--------------------------
  8,200        Diagnostic Products Corporation.................   $200,900
 15,000        Enzo Biochem, Inc.*.............................    675,938
  9,100        Hologic, Inc.*..................................     52,325
 21,900        IDEXX Laboratories, Inc.*.......................    353,138
 17,100        Incyte Pharmaceuticals, Inc.*...................  1,026,000
 17,900        Invacare Corporation............................    359,119
 25,950        Jones Pharma, Inc...............................  1,127,203
 15,000        Laser Vision Centers, Inc.*.....................    158,438
 23,400        Liposome Company, Inc.*.........................    285,553
 19,000        Magellan Health Services, Inc.*.................    119,938
 17,300        Medicis Pharmaceutical Corporation*.............    736,331
 10,200        Nature's Sunshine Products, Inc.................     81,600
 40,100        NBTY, Inc.*.....................................    463,656
 12,200        NCS HealthCare, Inc.*...........................     29,356
 19,600        North American Vaccine, Inc.*...................     88,200
 12,900        Noven Pharmaceuticals, Inc.*....................    233,813
 18,200        Organogenesis, Inc.*............................    158,113
 28,800        Orthodontic Centers of America, Inc.*...........    343,800
  8,500        Osteotech, Inc.*................................    113,687
 19,600        Owens & Minor, Inc..............................    175,175
 15,100        PAREXEL International Corporation*..............    178,369
 20,250        Patterson Dental Company*.......................    863,156
  9,300        Pediatrix Medical Group, Inc.*..................     65,100
 14,700        Pharmaceutical Product Development, Inc.*.......    174,563
 18,700        Regeneron Pharmaceuticals, Inc.*................    238,425
 26,750        Renal Care Group, Inc.*.........................    625,281
 17,800        Respironics, Inc.*..............................    141,842
 16,100        Sierra Health Services, Inc.*...................    107,669
 14,900        Sola International, Inc.*.......................    206,738
  5,700        Spacelabs Medical, Inc.*........................    105,806
 28,000        Summit Technology, Inc.*........................    327,250
 13,300        Sunrise Medical, Inc.*..........................     82,294
  7,100        Syncor International Corporation*...............    206,787
 18,400        Universal Health Services, Inc. Class B*........    662,400
 15,400        Vertex Pharmaceuticals, Inc.*...................    539,000
               -----------------------------------------------------------
               Total Pharmaceuticals........................... 15,907,072
               ===========================================================

Producers Goods (4.7%)
----------------------
 12,500        Applied Industrial Technologies, Inc............    207,813
 23,395        Applied Power, Inc..............................    859,766
 21,800        AptarGroup, Inc.................................    547,725



Shares         Common Stocks (99.4%)                          Market Value
--------------------------------------------------------------------------
 11,400        Astec Industries, Inc.*.........................   $214,462
 21,500        Baldor Electric Company.........................    389,688
 11,400        Barnes Group, Inc...............................    185,963
  4,200        Butler Manufacturing Company....................     93,713
 14,400        CLARCOR, Inc....................................    259,200
 24,800        Cognex Corporation*.............................    967,200
 21,500        Fedders Corporation.............................    118,250
 12,200        Graco, Inc......................................    437,675
 13,400        Helix Technology Corporation....................    600,487
 14,000        Hughes Supply, Inc..............................    301,875
  9,700        Ionics, Inc.*...................................    272,812
 26,500        JLG Industries, Inc.............................    422,344
 28,700        Lattice Semiconductor Corporation*..............  1,352,487
 15,600        Manitowoc Company, Inc..........................    530,400
  9,300        Material Sciences Corporation*..................     94,744
 13,900        Oceaneering International, Inc.*................    207,631
  8,500        Quanex Corporation..............................    216,750
 12,600        Regal-Beloit Corporation........................    259,875
  6,600        Robbins & Myers, Inc............................    149,325
 18,200        Roper Industries, Inc...........................    688,187
 10,700        Scott Technologies, Inc.*.......................    201,962
  7,600        SPS Technologies, Inc.*.........................    242,725
  7,700        Standex International Corporation...............    161,219
 12,800        Ultratech Stepper, Inc.*........................    206,400
 14,000        Valmont Industries, Inc.........................    224,875
 17,450        Watsco, Inc.....................................    201,766
 12,700        X-Rite, Inc.....................................     79,375
               -----------------------------------------------------------
               Total Producers Goods........................... 10,696,694
               ===========================================================

Real Property (0.1%)
--------------------
 15,600        Hollywood Park, Inc.*...........................    350,025
               -----------------------------------------------------------
               Total Real Property.............................    350,025
               ===========================================================

Retail Stores (3.5%)
--------------------
 15,100        99 Cents Only Stores*...........................    577,575
 18,900        AnnTaylor Stores Corporation*...................    650,869
 21,700        Bombay Company, Inc.*...........................     97,650
 10,700        Books-A-Million, Inc.*..........................     88,944
 31,600        Casey's General Stores, Inc.....................    329,825
 15,800        Cato Corporation................................    199,475
 16,100        Copart, Inc.*...................................    700,350
 12,200        Cost Plus, Inc.*................................    434,625



The accompanying notes to the financial statements are an integral part of this schedule.
-----------------------------------------------------------------------------
                                                            December 31, 1999 25

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares         Common Stocks (99.4%)                             Market Value
=============================================================================
Retail Stores--continued
------------------------
  3,300        DAMARK International, Inc.*.......................     $51,975
 12,500        Footstar, Inc.*...................................     381,250
  7,500        Gottschalks, Inc.*................................      55,781
 11,400        Hancock Fabrics, Inc..............................      35,625
 15,550        Insight Enterprises, Inc.*........................     631,719
  5,400        Lillian Vernon Corporation........................      60,075
 17,400        Michaels Stores, Inc.*............................     495,900
 18,650        Pacific Sunwear of California, Inc.*..............     594,469
 57,900        Pier 1 Imports, Inc...............................     369,112
 18,200        ShopKo Stores, Inc.*..............................     418,600
 26,600        Stein Mart, Inc.*.................................     151,287
 21,400        United Stationers, Inc.*..........................     611,238
  8,200        Wet Seal, Inc.*...................................     100,450
 21,100        Zale Corporation*.................................   1,020,712
               --------------------------------------------------------------
               Total Retail Stores...............................   8,057,506
               ==============================================================

Steel (0.4%)
------------
  5,300        Amcast Industrial Corporation.....................      86,787
 17,800        Birmingham Steel Corporation......................      94,562
 15,100        Intermet Corporation..............................     175,538
 16,600        Reliance Steel & Aluminum Company.................     389,063
  6,600        Steel Technologies, Inc...........................      95,700
  8,600        WHX Corporation*..................................      77,400
               --------------------------------------------------------------
               Total Steel.......................................     919,050
               ==============================================================

Technology (6.7%)
-----------------
 11,700        Alpha Industries, Inc.*...........................     670,556
  7,700        Cybex Computer Products Corporation*..............     311,850
 11,400        DBT Online, Inc.*.................................     277,875
 23,500        Dendrite International, Inc.*.....................     796,062
  9,550        FactSet Research Systems, Inc.....................     760,419
  9,400        Great Plains Software, Inc.*......................     702,650
 14,800        HNC Software, Inc.*...............................   1,565,100
 23,000        Mercury Interactive Corporation*..................   2,482,563
  9,900        MICROS Systems, Inc.*.............................     732,600
 30,000        National Instruments Corporation*.................   1,147,500
 14,300        Pinnacle Systems, Inc.*...........................     581,831
 12,800        Project Software & Development, Inc.*.............     710,400
  7,100        Proxim, Inc.*.....................................     781,000
 17,400        Remedy Corporation*...............................     824,325
 23,100        RSA Security, Inc.*...............................   1,790,250
 11,050        THQ, Inc.*........................................    $256,222
 17,900        Verity, Inc.*.....................................     761,869
               --------------------------------------------------------------
               Total Technology..................................  15,153,072
               ==============================================================

Telecommunications (0.8%)
-------------------------
 11,500        Black Box Corporation*............................     770,500
  8,600        Concord Communications, Inc.*.....................     381,625
 12,100        Powerwave Technologies, Inc.*.....................     706,337
               --------------------------------------------------------------
               Total.............................................   1,858,462
               ==============================================================

Telephone (1.2%)
----------------
 29,200        Aspect Communications, Inc.*......................   1,142,450
 31,900        Brightpoint, Inc.*................................     418,688
 30,300        General Communication, Inc.*......................     132,562
 15,500        Inter-Tel, Inc....................................     387,500
 38,700        TALK.com, Inc.*...................................     686,925
               --------------------------------------------------------------
               Total Telephone...................................   2,768,125
               ==============================================================

Tires & Rubber (0.2%)
---------------------
 34,400        Safeskin Corporation*.............................     417,100
               --------------------------------------------------------------
               Total Tires & Rubber..............................     417,100
               ==============================================================

Tobacco (0.1%)
--------------
  9,400        Schweitzer-Mauduit International, Inc.............     126,312
               --------------------------------------------------------------
               Total Tobacco.....................................     126,312
               ==============================================================

Travel & Recreation (0.7%)
--------------------------
  7,200        Anchor Gaming*....................................     312,750
 26,100        Aztar Corporation*................................     283,837
 22,000        Central Parking Corporation.......................     420,750
 10,700        K2, Inc...........................................      81,588
 19,200        Players International, Inc.*......................     157,799
 29,200        Prime Hospitality Corporation*....................     257,325
 19,100        Sports Authority, Inc.*...........................      38,200
               --------------------------------------------------------------
               Total Travel & Recreation.........................   1,552,249
               ==============================================================

Transportation (2.2%)
---------------------
 19,200        American Freightways Corporation*.................     310,800
 11,800        Arkansas Best Corporation*........................     141,600
 30,300        Expeditors International of Washington, Inc.......   1,327,519
 21,900        Fritz Companies, Inc.*............................     229,950



The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
26  Small Company Stock Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Shares         Common Stocks (99.4%)                   Market Value
===================================================================
Transportation-continued
------------------------
  9,700        Frozen Food Express Industries, Inc....      $37,588
 17,900        Heartland Express, Inc.*...............      281,925
  5,700        Landstar System, Inc.*.................      244,031
  7,400        M.S. Carriers, Inc.*...................      176,675
  5,500        RailTex, Inc.*.........................       98,312
 34,350        Rollins Truck Leasing Corporation......      410,053
 15,900        USFreightways Corporation..............      761,213
 13,700        Wabash National Corporation............      205,500
 28,375        Werner Enterprises, Inc................      399,023
 14,900        Yellow Corporation*....................      250,506
               ----------------------------------------------------
               Total Transportation...................    4,874,695
               ====================================================
               ----------------------------------------------------
               Total Common Stocks
               (cost basis $224,989,973).............. $224,610,950
               ====================================================
Principal      Short-Term           Interest    Maturity     Market
Amount         Investments (1.0%)   Rate(1)     Date         Value
===================================================================
$  286,000     Countrywide Home
                Loans, Inc.......  6.180%      1/4/00      $285,853

 2,035,000     IBM Credit
                Corporation......  4.000       1/4/00     2,034,322

               ----------------------------------------------------
               Total Short-Term Investments
               (amortized cost basis $2,320,175)......    2,320,175
               ====================================================
               ----------------------------------------------------
               Total Investments (100.4%)
               (amortized cost basis $227,310,148)....  226,931,125
               ====================================================
               ----------------------------------------------------
               Other Assets,
               Less Liabilities (-0.4%)...............     (979,198)
               ====================================================
               ----------------------------------------------------
               Net Assets (100.0%).................... $225,951,927
               ====================================================

*    Non-income producing security

(1) The interest rate shown reflects the discount rate at the date of purchase.

See page 115 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.
-----------------------------------------------------------------------------
                                                            December 31, 1999 27

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

              AAL Variable Product International Stock Portfolio
              SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


              Investment Objective:
              --------------------
              The Portfolio strives for long-term capital growth by investing primarily in a foreign stocks.

                                                                                       Market
Shares              Common Stocks (93.0%)                       Industry               Value
==============================================================================================
Australia (0.7%)
----------------
          42,600    Australia & New Zealand Banking Group,
                    Ltd..................................    Banking & Finance......  $308,873

                    --------------------------------------------------------------------------
                    Total Australia.................................................   308,873
                    ==========================================================================

Brazil (0.6%)
-------------
          10,115    Embratel Participacoes SA............           Technology......   275,634

                    --------------------------------------------------------------------------
                    Total Brazil....................................................   275,634
                    ==========================================================================

Canada (3.1%)
-------------
          10,100    BCE, Inc.............................           Technology......   912,709
           9,600    Seagram Company, Ltd.................      Food & Beverage......   427,975

                    --------------------------------------------------------------------------
                    Total Canada.................................................... 1,340,684
                    ==========================================================================

Finland (0.1%)
--------------
             141    Comptel plc*.........................           Technology......     9,870

                    --------------------------------------------------------------------------
                    Total Finland...................................................     9,870
                    ==========================================================================

France (6.7%)
-------------
           2,780    Carrefour SA.........................        Retail Stores......   510,191
           2,648    Equant NV*...........................           Technology......   299,117
          13,289    Rhoia SA.............................     Drugs & Medicine......   298,893
           4,795    Suez Lyonnaise des Eaux..............         Construction......   764,643
           4,821    Valeo SA.............................           Automotive......   370,140
           7,768    Vivendi..............................            Utilities......   698,007

                    --------------------------------------------------------------------------
                    Total France.................................................... 2,940,991
                    ==========================================================================

Germany (12.7%)
---------------
           8,911    Aventis SA*..........................            Chemicals......  $510,870
          20,396    Bayerische Motoren Werke AG..........       Transportation......   622,490
           1,188    Celanese AG*.........................            Chemicals......    21,906
           7,165    Mannesmann AG........................            Machinery...... 1,726,437
          19,717    Metallgesellshaft AG.................      Basic Materials......   393,273
           9,061    Rhone-Poulenc SA*....................           Technology......   524,025
           1,348    SAP Aktiengesellschaft...............    Business Services......   818,095
           5,150    Siemens AG...........................    Consumer Products......   655,558
           6,807    Veba AG Diversified..................        Manufacturing......   330,900

                    --------------------------------------------------------------------------
                    Total Germany................................................... 5,603,554
                    ==========================================================================

Greece (0.3%)
-------------
           5,886    Hellenic Telecommunication Organization
                    SA...................................           Technology......   139,241

                    --------------------------------------------------------------------------
                    Total Greece....................................................   139,241
                    ==========================================================================

Hong Kong (2.8%)
----------------
         116,000    China Telecom, Ltd.*.................           Technology......   725,233
          35,000    Hutchinson Whampoa, Ltd..............      Holding Company......   508,780

                    --------------------------------------------------------------------------
                    Total Hong Kong................................................. 1,234,013
                    ==========================================================================

Hungary (0.4%)
--------------
           2,760    Gedeon Richter Rt....................     Drugs & Medicine......   180,364

                    --------------------------------------------------------------------------
                    Total Hungary...................................................   180,364
                    ==========================================================================

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------
28 International Stock Portfolio Schedule of Investments

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

                                                                                                            Market
Shares                Common Stocks (93.0%)                                         Industry                Value
==================================================================================================================
Italy (6.1%)
------------
      179,965         Banca Nazionale del Lavoro*.....................     Banking & Finance........... $  597,058
        9,530         Banca Popolare di Bergamo Credito Varesino
                      SpA.............................................     Banking & Finance...........    219,313
       69,939         Mediaset SpA....................................                 Media...........  1,082,348
       38,949         Telecom Italia SpA..............................            Technology...........    432,940
       73,800         Unicredito Italiano SpA.........................     Banking & Finance...........    360,974

                      --------------------------------------------------------------------------------------------
                      Total Italy......................................................................  2,692,633
                      ============================================================================================

Japan (23.7%)
-------------
       68,000         Fuji Bank, Ltd..................................     Banking & Finance...........    659,704
       16,000         Fujitsu, Ltd....................................            Technology...........    728,445
       16,000         Kao Corporation.................................         Retail Stores...........    455,669
          900         Matsushita Communication Industrial Company,
                      Ltd.............................................            Technology...........    237,409
        4,000         Murata Manufacturing Company, Ltd...............           Electronics...........    937,912
       45,000         Nikko Securities Company, Ltd...................     Banking & Finance...........    568,463
           35         Nippon Telegraph & Telephone Corporation........            Technology...........    598,407
        9,000         Nomura Securities Company, Ltd..................     Banking & Finance...........    162,230
           52         NTT Mobile Communication Network, Inc...........            Technology...........  1,996,581
       15,000         Pioneer Corporation.............................            Technology...........    395,682
        2,600         Rohm Company, Ltd...............................           Electronics...........  1,066,875
       89,000         Sakura Bank, Ltd................................     Banking & Finance...........    514,757
       20,000         Sanwa Bank, Ltd.................................     Banking & Finance...........    242,880
        1,080         Shohkoh Fund & Company, Ltd.....................     Banking & Finance...........    426,809
          300         Softbank Corporation............................            Technology...........    286,649
       12,000         Takeda Chemical Industries, Ltd.................           Health Care...........    592,057
        2,600         Takefuji Corporation............................     Banking & Finance...........    324,889
        7,000         Yamanouchi Pharmaceutical Company, Ltd..........           Health Care...........    244,150

                      --------------------------------------------------------------------------------------------
                      Total Japan...................................................................... 10,439,568
                      ============================================================================================

Netherlands (12.5%)
-------------------
        6,485         Gucci Group NV..................................         Retail Stores...........    742,533
        9,329         ING Groep NV....................................     Banking & Finance...........    560,469
        4,796         KPNQwest NV*....................................            Technology...........    317,747
        2,717         Laurus NV.......................................         Retail Stores...........     48,746
        8,515         Royal Dutch Petroleum Company...................     Oil-International........... $  519,332
       22,319         Royal Kpn NV....................................            Technology...........  2,167,697
        9,775         Vendex  Kbb NV..................................         Retail Stores...........    258,655
       17,220         Verenigde Nederlands Uitgeversbedrijven
                      Verenigd Bezit..................................   Publishing/Printing...........    900,611

                      --------------------------------------------------------------------------------------------
                      Total Netherlands................................................................  5,515,790
                      ============================================================================================

New Zealand (0.8%)
------------------
       77,112         Telecom Corporation of New Zealand, Ltd.........            Technology...........    361,934

                      --------------------------------------------------------------------------------------------
                      Total New Zealand................................................................    361,934
                      ============================================================================================

Philippines (0.1%)
------------------
        7,106         Metropolitan Bank &
                      Trust Company...................................     Banking & Finance...........     51,135

                      --------------------------------------------------------------------------------------------
                      Total Philippines................................................................     51,135
                      ============================================================================================

Portugal (0.1%)
---------------
          296         PT Mulitmedia - Servicos de Telecomunicavoese
                      Multimedia SGPS SA*.............................            Technology...........     16,754

                      --------------------------------------------------------------------------------------------
                      Total Portugal...................................................................     16,754
                      ============================================================================================

Singapore (1.1%)
----------------
       28,000         DBS Group Holdings, Ltd.........................           Real Estate...........    458,823

                      --------------------------------------------------------------------------------------------
                      Total Singapore..................................................................    458,823
                      ============================================================================================

South Korea (1.3%)
------------------
        5,500         Korea Telecom Corporation.......................            Technology...........    411,125
        4,016         SK Telecom Company, Ltd.........................            Technology...........    154,114

                      --------------------------------------------------------------------------------------------
                      Total South Korea................................................................    565,239
                      ============================================================================================

Spain (2.1%)
------------
        3,208         Banco Popular Espanol SA........................    Banking & Finance............    208,197
          136         Jazztel plc ADR*................................           Technology............      8,857
       28,073         Telefonica SA*..................................           Technology............    697,827
          106         Terra Networks SA*..............................           Technology............      5,763

                      --------------------------------------------------------------------------------------------
                      Total Spain......................................................................    920,644
                      ============================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.
-----------------------------------------------------------------------------
                                                             December 31,1999 29

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

                                                                                                                Market
Shares                       Common Stocks (93.0%)                                          Industry            Value
======================================================================================================================
Sweden (2.9%)
-------------
        17,257               Hennes & Mauritz AB...........................            Retail Stores.....     $575,705
        11,052               Telefonaktiebolaget LM Ericsson...............               Technology.....      707,649

                             -----------------------------------------------------------------------------------------
                             Total Sweden................................................................    1,283,354
                             =========================================================================================

Switzerland (2.2%)
------------------
           986               Clariant AG...................................                Chemicals.....      467,529
           342               Novartis AG...................................              Health Care.....      499,529

                             -----------------------------------------------------------------------------------------
                             Total Switzerland...........................................................      967,058
                             =========================================================================================

United Kingdom (12.7%)
----------------------
        11,195               AstraZeneca plc...............................         Medical Supplies.....      463,316
       150,303               British Aerospace plc.........................        Aerospace/Defense.....      991,927
        59,697               British American Tobacco plc..................          Holding Company.....      333,120
        69,277               Diageo plc....................................        Consumer Products.....      555,444
        23,195               Glaxo Wellcome plc............................         Drugs & Medicine.....      655,665
        29,542               Imperial Chemical Industries plc..............                Chemicals.....      312,322
           216               NDS Group plc ADR*............................               Technology.....        6,588
        27,330               Railtrack Group plc...........................          Holding Company.....      447,058
        89,320               Reed International plc........................          Holding Company.....      664,322
        64,623               Somerfield plc................................            Retail Stores.....       93,211
        53,182               Telewest Commuications plc*...................               Technology.....      282,837
       163,245               Vodafone AirTouch plc.........................               Technology.....      803,071

                             -----------------------------------------------------------------------------------------
                             Total United Kingdom........................................................    5,608,881
                             =========================================================================================
                             -----------------------------------------------------------------------------------------
                             Total Common Stocks
                             (cost basis $30,345,342)....................................................  $40,915,037
                             =========================================================================================
Principal                    Short-Term                                            Interest    Maturity     Market
Amount                       Investments (27%)                                     Rate (1)    Date         Value
======================================================================================================================
$1,200,000                   American Home Products Corporation (4)........        4.000%      1/5/00       $1,199,467

                             -----------------------------------------------------------------------------------------
                             Total Short-Term Investments
                             (amortized cost basis $1,199,467)...........................................    1,199,467
                             =========================================================================================
                             -----------------------------------------------------------------------------------------
                             Total Investments (95.7%)
                             (amortized cost basis $31,544,809)..........................................   42,114,504
                             =========================================================================================
                             -----------------------------------------------------------------------------------------
                             Other Assets, Less Liabilities (4.3%).......................................    1,902,813
                             =========================================================================================
                             -----------------------------------------------------------------------------------------
                             Net Assets (100.0%).........................................................  $44,017,317
                             =========================================================================================

 *  Non-income producing security
(1) The interest rate reflects the discount rate at the date of purchase.
(4) 4(2) Commercial Paper
See page 115 for a complete discussion of Investment Terms.

                                                                                              % of Net Assets 12/31/99
======================================================================================================================
AAL International Stock Portfolio Sector Allocations
----------------------------------------------------
                             Technology.......................................................................    30.7
                             Banking & Finance................................................................    11.8
                             Cash & Equivalents...............................................................     7.0
                             Retail Stores....................................................................     6.1
                             Electronics......................................................................     4.5
                             Holding Company..................................................................     4.4
                             Machinery........................................................................     3.9
                             Chemicals........................................................................     3.0
                             Health Care......................................................................     3.0
                             Consumer Products................................................................     2.8
                             Drugs & Medicine.................................................................     2.6
                             Media............................................................................     2.5
                             Aerospace/Defense................................................................     2.3
                             Publishing/Printing..............................................................     2.0
                             Business Services................................................................     1.9
                             Construction.....................................................................     1.7
                             Utilities........................................................................     1.6
                             Transportation...................................................................     1.4
                             Oil-International................................................................     1.2
                             Medical Supplies.................................................................     1.1
                             Food & Beverage..................................................................     1.0
                             Real Estate......................................................................     1.0
                             Basic Materials..................................................................     0.9
                             Automotive.......................................................................     0.8
                             Diversified Manufacturing........................................................     0.8

                             -----------------------------------------------------------------------------------------
                             Total............................................................................   100.0%
                             =========================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.
   -----------------------------------------------------------------------------
30 International Stock Portfolio Schedule of Investments

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Product Large Company
                                         Stock Portfolio

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



          Investment Objective
          --------------------
          The Portfolio strives for investment results that approximate the performance of the S&P 500 Index by investing primarily in common stocks of in the index.



Shares            Common Stocks (99.9%)                   Market Value
======================================================================

Aerospace (1.1%)
----------------
           7,800  BFGoodrich Company.....................     $214,500
          66,160  Boeing Company.........................    2,749,775
          14,200  General Dynamics Corporation...........      749,050
          28,000  Lockheed Martin Corporation............      612,500
           4,900  Northrop Grumman Corporation...........      264,906
          23,900  Raytheon Company Class B...............      634,844
          13,400  Rockwell International Corporation.....      641,525
          10,600  Textron, Inc...........................      812,888
           8,600  TRW, Inc...............................      446,662
          34,000  United Technologies Corporation........    2,210,000

                  ----------------------------------------------------
                  Total Aerospace........................    9,336,650
                  ====================================================

Air Transportation (0.3%)
-------------------------
          10,500  AMR Corporation*.......................      703,500
           9,400  Delta Air Lines, Inc...................      468,237
          21,060  FDX Corporation*.......................      862,144
          35,700  Southwest Airlines Company.............      577,894
           5,000  US Airways Group, Inc.*................      160,312

                  ----------------------------------------------------
                  Total Air Transportation...............    2,772,087
                  ====================================================

Apparel (0.2%)
--------------
           4,100  Liz Claiborne, Inc.....................      154,262
          19,800  NIKE, Inc., Class B....................      981,338
           3,900  Reebok International, Ltd.*............       31,931
           2,300  Russell Corporation....................      $38,525
           1,200  Springs Industries, Inc................       47,925
           8,300  VF Corporation.........................      249,000

                  ----------------------------------------------------
                  Total Apparel..........................    1,502,981
                  ====================================================

Auto Manufacturers (1.2%)
-------------------------
           2,900  Cummins Engine Company, Inc............      140,106
          11,566  Dana Corporation.......................      346,257
          39,994  Delphi Automotive Systems Corporation..      629,906
           5,300  Eaton Corporation......................      384,913
           2,300  Fleetwood Enterprises, Inc.............       47,438
          85,500  Ford Motor Company.....................    4,568,906
          45,400  General Motors Corporation.............    3,300,013
          12,500  Genuine Parts Company..................      310,156
           6,200  ITT Industries, Inc....................      207,312
           4,500  Navistar International Corporation*....      213,187
           5,500  PACCAR, Inc............................      243,719

                  ----------------------------------------------------
                  Total Auto Manufacturers...............   10,391,913
                  ====================================================
Banking (6.9%)
--------------
          27,650  AmSouth Bancorporation.................      533,991
          51,500  Associates First Capital Corporation...    1,413,031
         120,889  Bank of America Corporation............    6,067,117
          52,100  Bank of New York Company, Inc..........    2,084,000
          81,153  Bank One Corporation...................    2,601,968

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------
                                                         December 31, 1999   31

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999




Shares            Common Stocks (99.9%)                          Market Value
=============================================================================

Banking-continued
-----------------
          23,400  BB&T Corporation.............................      $640,575
          58,512  Chase Manhattan Corporation..................     4,545,651
         238,812  Citigroup, Inc...............................    13,268,992
          11,050  Comerica, Inc................................       515,897
           8,000  Countrywide Credit Industries, Inc...........       202,000
          21,875  Fifth Third Bancorp..........................     1,605,078
          69,932  First Union Corporation......................     2,294,644
          69,364  Firstar Corporation..........................     1,465,314
          64,813  Fleet Boston Corporation.....................     2,256,303
          17,800  Franklin Resources, Inc......................       570,713
          16,192  Huntington Bancshares, Inc...................       386,584
          12,300  J.P. Morgan & Company, Inc...................     1,557,488
          31,600  Keycorp......................................       699,150
          36,000  Mellon Financial Corporation.................     1,226,250
          43,600  National City Corporation....................     1,032,775
          15,700  Northern Trust Corporation...................       832,100
           8,300  Old Kent Financial Corporation...............       293,613
          20,800  PNC Bank Corporation.........................       925,600
          10,150  Providian Financial Corporation..............       924,284
          15,400  Regions Financial Corporation................       386,925
           7,400  Republic New York Corporation................       532,800
          11,800  SouthTrust Corporation.......................       446,187
          12,300  Summit Bancorp...............................       376,686
          22,700  SunTrust Banks, Inc..........................     1,562,044
          19,800  Synovus Financial Corporation................       393,525
           9,900  Union Planters Corporation...................       390,431
          51,497  U.S. Bancorp.................................     1,226,272
          14,400  Wachovia Corporation.........................       979,200
          40,829  Washington Mutual, Inc.......................     1,061,554
         116,300  Wells Fargo & Company........................     4,702,881

                  -----------------------------------------------------------
                  Total Banking................................    60,001,623
                  ===========================================================

Brokerage (1.3%)
----------------
           8,431  Bear Stearns Companies, Inc..................       360,425
          58,050  Charles Schwab Corporation...................     2,227,669
           8,600  Lehman Brothers Holdings, Inc................       728,312
          26,300  Merrill Lynch & Company, Inc.................     2,196,050
          39,525  Morgan Stanley Dean Witter & Company.........     5,642,194
          10,100  Paine Webber Group, Inc......................       392,006

                  -----------------------------------------------------------
                  Total Brokerage..............................    11,546,656
                  ===========================================================

Building Products (0.3%)
------------------------
           2,800  Armstrong World Industries, Inc..............       $93,450
           4,100  Centex Corporation...........................       101,219
           4,650  Crane Company................................        92,419
           5,300  Fluor Corporation............................       243,138
           3,300  Kaufman and Broad Home Corporation...........        79,819
          31,600  Masco Corporation............................       801,850
           3,800  Owens Corning................................        73,388
           3,000  Pulte Corporation............................        67,500
          11,700  Sherwin-Williams Company.....................       245,700
           6,300  Stanley Works................................       189,788
           7,000  Vulcan Materials Company.....................       279,562

                  -----------------------------------------------------------
                  Total Building Products......................     2,267,833
                  ===========================================================

Business Machines (14.2%)
-------------------------
          24,400  3Com Corporation*............................     1,146,800
          11,400  Apple Computer, Inc.*........................     1,172,062
           4,300  Autodesk, Inc................................       145,125
          12,700  Cabletron Systems, Inc.*.....................       330,200
          10,200  Ceridian Corporation*........................       219,938
         231,800  Cisco Systems, Inc.*.........................    24,831,575
         120,393  Compaq Computers Corporation.................     3,258,136
           5,100  Comverse Technology, Inc.*...................       738,225
         180,000  Dell Computer Corporation*...................     9,180,000
          22,500  Gateway, Inc.*...............................     1,621,406
          10,500  IKON Office Solutions, Inc...................        71,531
         127,800  International Business Machines Corporation..    13,802,400
         365,600  Microsoft Corporation*.......................    42,683,800
          23,500  Novell, Inc.*................................       938,531
         100,887  Oracle Corporation*..........................    11,305,649
          19,000  Parametric Technology Corporation*...........       514,188
          18,700  Pitney Bowes, Inc............................       903,444
          14,700  Seagate Technology, Inc.*....................       684,469
          13,000  Silicon Graphics, Inc.*......................       127,562
         110,700  Sun Microsystems, Inc.*......................     8,572,331
          21,900  Unisys Corporation*..........................       699,431
          47,000  Xerox Corporation............................     1,066,313

                  -----------------------------------------------------------
                  Total Business Machines......................   124,013,116
                  ===========================================================

Business Services (3.3%)
------------------------
         158,400  America Online, Inc.*........................    11,949,300
          44,200  Automatic Data Processing, Inc...............     2,381,275


  The accompanying notes to the financial statements are an integral part of this schedule.
   -----------------------------------------------------------------------------
32 Large Company Stock Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares            Common Stocks (99.9%)                          Market Value
=============================================================================

Business Services-continued
---------------------------
           6,400  Citrix Systems, Inc.*........................      $787,200
          38,212  Computer Associates International, Inc.......     2,672,452
          11,800  Computer Sciences Corporation*...............     1,116,575
          25,300  Compuware Corporation*.......................       942,425
           5,200  Deluxe Corporation...........................       142,675
          11,300  Dun & Bradstreet Corporation.................       333,350
           9,100  Ecolab, Inc..................................       356,038
          29,600  First Data Corporation.......................     1,459,650
          12,400  General Instrument Corporation*..............     1,054,000
           6,900  H&R Block, Inc...............................       301,875
          19,800  Interpublic Group of Companies, Inc..........     1,142,213
          19,942  Mckesson HBOC, Inc...........................       449,941
           2,800  National Service Industries, Inc.............        82,600
          12,600  Omnicom Group, Inc...........................     1,260,000
          17,400  Paychex, Inc.................................       696,000
           1,900  Shared Medical Systems Corporation...........        96,781
          11,400  State Street Corporation.....................       832,912
          43,799  Waste Management Inc.........................       752,795

                  -----------------------------------------------------------
                  Total Business Services......................    28,810,057
                  ===========================================================

Chemicals (1.9%)
----------------
          16,200  Air Products & Chemicals, Inc................       543,713
          44,307  Conoco, Inc., Class B........................     1,102,137
          15,600  Dow Chemical Company.........................     2,084,550
           5,500  Eastman Chemical Company.....................       262,281
          74,011  E.I. du Pont de Nemours and Company..........     4,875,475
           4,000  Great Lakes Chemical Corporation.............       152,750
           7,500  Hercules, Inc................................       209,062
          28,500  Minnesota Mining and Manufacturing
                  Company......................................     2,789,438
          44,900  Monsanto Company.............................     1,599,562
          12,400  PPG Industries, Inc..........................       775,775
          11,200  Praxair, Inc.................................       563,500
          15,413  Rohm and Haas Company........................       627,116
           5,876  Sealed Air Corporation*......................       304,450
           7,100  Sigma-Aldrich Corporation....................       213,444
           9,500  Union Carbide Corporation....................       634,125
           5,000  W.R. Grace & Company*........................        69,375

                  -----------------------------------------------------------
                  Total Chemicals..............................    16,806,753
                  ===========================================================

Consumer Durables (0.2 %)
-------------------------
           6,100  Black & Decker Corporation...................      $318,725
          13,900  Leggett & Platt, Inc.........................       297,981
           5,900  Maytag Corporation...........................       283,200
          19,973  Newell Rubbermaid, Inc.......................       579,217
          12,100  Pactiv Corporation*..........................       128,563
           4,000  Tupperware Corporation.......................        67,750
           5,300  Whirlpool Corporation........................       344,831

                  -----------------------------------------------------------
                  Total Consumer Durables......................     2,020,267
                  ===========================================================

Containers (0.1%)
-----------------
           2,100  Ball Corporation.............................        82,688
           3,700  Bemis Company, Inc...........................       129,038
           8,600  Crown Cork & Seal Company, Inc...............       192,425
          10,600  Owens-Illinois, Inc.*........................       265,662

                  -----------------------------------------------------------
                  Total Containers.............................       669,813
                  ===========================================================

Cosmetics (2.0%)
----------------
           3,900  Alberto-Culver Company, Class B..............       100,669
          17,100  Avon Products, Inc...........................       564,300
          16,700  Clorox Company...............................       841,263
          41,300  Colgate-Palmolive Company....................     2,684,500
          75,900  Gillette Company.............................     3,126,131
           7,400  International Flavors and Fragrances, Inc....       279,350
          93,200  Procter & Gamble Company.....................    10,211,225

                  -----------------------------------------------------------
                  Total Cosmetics..............................    17,807,438
                  ===========================================================

Credit Cards (0.3%)
-------------------
          13,900  Capital One Financial Corporation............       669,806
          10,000  Equifax, Inc.................................       235,625
          56,768  MBNA Corporation.............................     1,546,928

                  -----------------------------------------------------------
                  Total Credit Cards...........................     2,452,359
                  ===========================================================

Electric Utilities (2.2%)
-------------------------
          14,700  AES Corporation*.............................     1,098,825
           9,700  Ameren Corporation...........................       317,675
          13,700  American Electric Power Company, Inc.........       440,113
          11,300  Carolina Power & Light Company...............       343,944
          15,000  Central and South West Corporation...........       300,000
          11,200  Cinergy Corporation..........................       270,200
           8,200  CMS Energy Corporation.......................       255,738



   The accompanying notes to the financial statements are an integral part of this schedule.
-----------------------------------------------------------------------------
                                                            December 31, 1999 33

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999




Shares                  Common Stocks (99.9%)           Market Value
======================================================================

Electric Utilities--continued
-----------------------------
       15,100  Coastal Corporation....................        $535,106
        5,850  Columbia Energy Group..................         370,013
       15,600  Consolidated Edison, Inc...............         538,200
        6,800  Consolidated Natural Gas Company.......         441,575
       10,500  Constellation Energy Group, Inc........         304,500
       13,500  Dominion Resources, Inc................         529,875
       10,200  DTE Energy Company.....................         320,025
       25,808  Duke Energy Corporation................       1,293,626
       24,500  Edison International...................         641,594
       50,600  Enron Corporation......................       2,245,375
       17,400  Entergy Corporation....................         448,050
       16,500  FirstEnergy Corporation................         374,344
        6,900  Florida Progress Corporation...........         291,956
       12,600  FPL Group, Inc.........................         539,438
        8,700  GPU, Inc...............................         260,456
        8,100  New Century Energies, Inc..............         246,037
       13,200  Niagara Mohawk Holdings, Inc.*.........         183,975
        3,300  NICOR, Inc.............................         107,250
       10,900  Northern States Power Company..........         212,550
        2,200  ONEOK, Inc.............................          55,275
       13,100  PECO Energy Company....................         455,225
        2,500  Peoples Energy Corporation.............          83,750
       27,200  PG&E Corporation.......................         557,600
        6,000  Pinnacle West Capital Corporation......         183,375
       10,100  PP&L Resources, Inc....................         231,037
       15,400  Public Service Enterprise Group, Inc...         536,112
       20,873  Reliant Energy, Inc....................         477,470
       16,966  Sempra Energy..........................         294,784
       47,600  Southern Company.......................       1,118,600
       19,517  Texas Utilities Company................         694,073
       15,400  Unicom Corporation.....................         515,900
       30,700  Williams Companies, Inc................         938,269
               -------------------------------------------------------
               Total Electric Utilities...............      19,051,910
               =======================================================

Electronics (7.2%)
------------------
        8,600  Adobe Systems, Inc.....................         578,350
       10,400  Advanced Micro Devices, Inc.*..........         300,950
       12,400  Analog Devices, Inc.*..................       1,153,200
       26,900  Applied Materials, Inc.*...............       3,407,894
       72,093  EMC Corporation*.......................       7,876,160
       72,200  Hewlett-Packard Company................       8,226,288
      236,700  Intel Corporation......................     $19,483,369
       10,600  LSI Logic Corporation*.................         715,500
       19,200  Micron Technology, Inc.*...............       1,492,800
       11,200  Molex, Inc.............................         634,900
       43,200  Motorola, Inc..........................       6,361,200
       12,100  National Semiconductor Corporation*....         518,031
        7,400  PE Corporation.........................         890,313
        3,200  PerkinElmer, Inc.......................         133,400
        5,600  Scientific-Atlanta, Inc................         311,500
       20,800  Solectron Corporation..................       1,978,600
        3,350  Tektronix, Inc.........................         130,231
       28,500  Tellabs, Inc.*.........................       1,829,344
       12,200  Teradyne, Inc.*........................         805,200
       56,900  Texas Instruments, Inc.................       5,512,187
       11,200  Thermo Electron Corporation*...........         168,000
        4,000  Thomas & Betts Corporation.............         127,500
               -------------------------------------------------------
               Total Electronics......................      62,634,917
               =======================================================

Energy (0.7%)
-------------
       23,300  Baker Hughes, Inc......................         490,756
       15,335  Burlington Resources, Inc..............         507,013
        2,000  Eastern Enterprises....................         114,875
       31,200  Halliburton Company....................       1,255,800
        4,200  McDermott International, Inc...........          38,063
       26,000  Occidental Petroleum Corporation.......         562,250
       39,000  Schlumberger, Ltd......................       2,193,750
       10,100  Tosco Corporation......................         274,594
       22,412  Transocean Sedco Forex, Inc............         754,993
       17,772  Union Pacific Resources Group Inc......         226,593
               -------------------------------------------------------
               Total Energy...........................       6,418,687
               =======================================================

Food & Beverages (1.6%)
-----------------------
      175,000  Coca-Cola Company......................      10,193,750
       30,100  Coca-Cola Enterprises, Inc.............         605,763
      103,100  PepsiCo, Inc...........................       3,634,275
               -------------------------------------------------------
               Total Food & Beverages.................      14,433,788
               =======================================================

Food Processors (1.5%)
----------------------
       43,054  Archer Daniels Midland Company.........         524,721
       19,700  Bestfoods..............................       1,035,481
       30,300  Campbell Soup Company..................       1,172,231
       34,800  ConAgra, Inc...........................         785,175


     The accompanying notes to the financial statements are an integral part of this schedule.
   -----------------------------------------------------------------------------
34 Large Company Stock Portfolio Schedule of Investments

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares                      Common Stocks (99.9%)              Market Value
===========================================================================

Food Processors--continued
--------------------------
          21,500  General Mills, Inc.......................        $768,625
           9,800  Hershey Foods Corporation................         465,500
          25,300  H.J. Heinz Company.......................       1,007,256
          28,700  Kellogg Company..........................         884,319
          23,100  Nabisco Group Holdings Corporation.......         245,438
           9,500  Quaker Oats Company......................         623,438
          22,900  Ralston-Ralston Purina Group.............         638,337
          64,300  Sara Lee Corporation.....................       1,418,619
           9,800  SUPERVALU, Inc...........................         196,000
          23,300  SYSCO Corporation........................         921,806
          40,471  Unilever NV..............................       2,203,140
           8,300  Wm. Wrigley Jr. Company..................         688,381
                  ---------------------------------------------------------
                  Total Food Processors....................      13,578,467
                  =========================================================

Gold (0.1%)
-----------
          27,900  Barrick Gold Corporation.................         493,481
          18,400  Homestake Mining Company.................         143,750
          11,848  Newmont Mining Corporation...............         290,276
          23,000  Placer Dome, Inc.........................         247,250
                  ---------------------------------------------------------
                  Total Gold...............................       1,174,757
                  =========================================================

Health Care (0.3%)
------------------
          27,300  HEALTHSOUTH Corporation*.................         146,737
          11,800  Humana, Inc.*............................          96,613
          21,800  IMS Health, Inc..........................         592,688
           7,200  Manor Care, Inc.*........................         115,200
          22,000  Tenet Healthcare Corporation*............         517,000
          12,000  United Healthcare Corporation............         637,500
           4,600  Wellpoint Health Networks, Inc.*.........         303,312
                  ---------------------------------------------------------
                  Total Health Care........................       2,409,050
                  =========================================================

Independent Finance (1.7%)
--------------------------
          31,800  American Express Company.................       5,286,750
          72,700  Fannie Mae...............................       4,539,206
          49,200  Freddie Mac..............................       2,315,475
          11,400  Golden West Financial Corporation........         381,900
          33,286  Household International, Inc.............       1,239,904
          11,200  SLM Holding Corporation..................         473,200
           8,434  T. Rowe Price Associates, Inc............         311,531
                  ---------------------------------------------------------
                  Total Independent Finance                      14,547,966
                  =========================================================

Insurance (2.9%)
----------------
          10,549  Aetna, Inc...............................        $588,766
          18,800  AFLAC, Inc...............................         887,125
          56,982  Allstate Corporation.....................       1,367,568
          17,562  American General Corporation.............       1,332,517
         109,736  American International Group, Inc........      11,865,205
          18,125  Aon Corporation..........................         725,000
          12,400  Chubb Corporation........................         698,275
          13,200  CIGNA Corporation........................       1,063,425
          11,600  Cincinnati Financial Corporation.........         361,775
          23,107  Conseco, Inc.............................         413,038
          15,700  Hartford Financial Services Group, Inc...         743,787
           7,500  Jefferson-Pilot Corporation..............         511,875
          13,800  Lincoln National Corporation.............         552,000
          18,950  Marsh & McLennan Companies, Inc..........       1,813,278
           7,000  MBIA, Inc................................         369,687
           7,500  MGIC Investment Corporation..............         451,406
           5,200  Progressive Corporation..................         380,250
           9,200  SAFECO Corporation.......................         228,850
          16,046  St. Paul Companies, Inc..................         540,550
           9,300  Torchmark Corporation....................         270,281
          16,924  UNUMProvident Corporation................         542,626
                  ---------------------------------------------------------
                  Total Insurance..........................      25,707,284
                  =========================================================

Liquor (0.5%)
-------------
           2,600  Adolph Coors Company, Class B............         136,500
          33,000  Anheuser-Busch Companies, Inc............       2,338,875
           4,800  Brown-Foreman Corporation, Class B.......         274,800
          30,700  Seagram Company, Ltd.....................       1,379,581
                  ---------------------------------------------------------
                  Total Liquor.............................       4,129,756
                  =========================================================
Media (2.7%)
------------
          54,107  CBS Corporation*.........................       3,459,466
          24,000  Clear Channel Communications, Inc.*......       2,142,000
          53,200  Comcast Corporation......................       2,689,925
           6,400  Dow Jones & Company, Inc.................         435,200
          19,800  Gannett Company, Inc.....................       1,614,938
           6,000  Knight Ridder, Inc.......................         357,000
          13,900  McGraw-Hill Companies, Inc...............         856,588
           3,600  Meredith Corporation.....................         150,075
          12,100  New York Times Company...................         594,413
           8,900  R. R. Donnelly & Sons Company............         220,831

     The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999 35

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Shares                    Common Stocks (99.9%)          Market Value
=====================================================================
Media--continued
----------------
          91,200  Time Warner, Inc.....................    $6,606,300
           4,300  Times Mirror Company.................       288,100
          16,800  Tribune Company......................       925,050
          49,400  Viacom, Inc., Class B*...............     2,985,612
                  ---------------------------------------------------
                  Total Media..........................    23,325,498
                  ===================================================

Non-Durables & Entertainment (0.1%)
-----------------------------------
           4,500  American Greetings Corporation.......       106,312
           5,000  Harcourt General, Inc................       201,250
          13,650  Hasbro, Inc..........................       260,203
           2,300  Jostens, Inc.........................        55,919
          29,750  Mattel, Inc..........................       390,469
          19,200  Service Corporation International....       133,200
                  ---------------------------------------------------
                  Total Non-Durables &
                  Entertainment........................     1,147,353
                  ===================================================

Non-Ferrous Metals (0.5%)
-------------------------
          15,500  Alcan Aluminium, Ltd.................       638,406
          26,000  Alcoa, Inc...........................     2,158,000
           8,900  Engelhard Corporation................       167,988
          11,500  Freeport-McMoran Copper & Gold, Inc.,
                  Class B..............................       242,938
          13,500  Inco, Ltd............................       317,250
           5,770  Phelps Dodge Corporation.............       387,311
           4,500  Reynolds Metals Company..............       344,812
                  ---------------------------------------------------
                  Total Non-Ferrous Metals                  4,256,705
                  ===================================================

Oil & Gas (4.7%)
----------------
           6,400  Amerada Hess Corporation.............       363,200
           9,000  Anadarko Petroleum Corporation.......       307,125
           8,000  Apache Corporation...................       295,500
           5,100  Ashland, Inc.........................       167,981
          22,900  Atlantic Richfield Company...........     1,980,850
          46,500  Chevron Corporation..................     4,028,063
          16,100  El Paso Energy Corporation...........       624,881
         244,704  Exxon Mobil Corporation..............    19,713,966
           6,224  Kerr-McGee Corporation...............       385,888
          17,900  Phillips Petroleum Company...........       841,300
           5,800  Rowan Companies, Inc.*...............       125,787
         152,000  Royal Dutch Petroleum Company........     9,186,500
           6,300  Sunoco, Inc..........................       148,050
          39,100  Texaco, Inc..........................     2,123,619
          17,100  Unocal Corporation...................      $573,919
          22,000  USX-Marathon Group...................       543,125
                  ---------------------------------------------------
                  Total Oil &Gas.......................    41,409,754
                  ===================================================

Optical & Photo (0.4%)
----------------------
          17,400  Corning, Inc.........................     2,243,512
          22,400  Eastman Kodak Company................     1,484,000
           3,100  Polaroid Corporation.................        58,319
                  ---------------------------------------------------
                  Total Optical & Photo................     3,785,831
                  ===================================================

Paper & Forest Products (1.0%)
------------------------------
           4,000  Boise Cascade Corporation............       162,000
           6,900  Champion International Corporation...       427,369
          15,300  Fort James Corporation...............       418,838
          12,100  Georgia-Pacific Corporation..........       614,075
          29,237  International Paper Company..........     1,650,063
          38,592  Kimberly-Clark Corporation...........     2,518,128
           7,500  Louisiana-Pacific Corporation........       106,875
           7,200  Mead Corporation.....................       312,750
           2,000  Potlatch Corporation.................        89,250
           4,000  Temple-Inland, Inc...................       263,750
           7,100  Westvaco Corporation.................       231,637
          16,700  Weyerhaeuser Company.................     1,199,269
           7,900  Willamette Industries, Inc...........       366,856
                  ---------------------------------------------------
                  Total Paper & Forest Products             8,360,860
                  ===================================================

Pharmaceuticals (8.8%)
----------------------
         108,900  Abbott Laboratories..................     3,954,431
           9,300  Allergan, Inc........................       462,674
           7,200  ALZA Corporation*....................       249,300
          92,500  American Home Products Corporation...     3,647,969
          72,400  Amgen, Inc.*.........................     4,348,525
           4,100  Bausch & Lomb, Inc...................       280,594
          20,700  Baxter International, Inc............     1,300,219
          17,700  Becton, Dickinson and Company........       473,475
           7,900  Biomet, Inc..........................       316,000
          29,300  Boston Scientific Corporation*.......       640,937
         140,600  Bristol-Myers Squibb Company.........     9,024,762
          19,850  Cardinal Health, Inc.................       950,319
          39,900  Columbia/HCA Healthcare Corporation..     1,169,569
           3,600  C.R. Bard , Inc......................       190,800
          77,300  Eli Lilly & Company..................     5,140,450

     The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
 36 Large Company Stock Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Shares                    Common Stocks (99.9%)                 Market Value
============================================================================
Pharmaceuticals--continued
--------------------------
      21,700  Guidant Corporation...........................      $1,019,900
      98,600  Johnson & Johnson.............................       9,182,125
       4,900  Mallinckrodt, Inc.............................         155,881
      84,600  Medtronic, Inc................................       3,082,613
     165,600  Merck & Company, Inc..........................      11,105,550
     274,200  Pfizer, Inc...................................       8,894,362
      36,715  Phamacia & Upjohn, Inc........................       1,652,175
       8,100  Quintiles Transnational Corporation*..........         151,369
     104,000  Schering-Plough Corporation...................       4,387,500
       5,921  St. Jude Medical, Inc.*.......................         181,701
      60,900  Warner-Lambert Company........................       4,989,994
       6,700  Watson Pharmaceuticals, Inc.*.................         239,944
              --------------------------------------------------------------
              Total Pharmaceuticals.........................      77,193,138
              ==============================================================

Pollution Control (0.1%)
-----------------------
      13,300  Allied Waste Industries, Inc.*................         117,206
              --------------------------------------------------------------
              Total Pollution Control.......................         117,206
              ==============================================================

Producers Goods (6.1%)
---------------------
       8,000  Avery Dennison Corporation....................         583,000
       1,600  Briggs & Stratton Corporation.................          85,800
      25,100  Caterpillar, Inc..............................       1,181,269
       6,600  Cooper Industries, Inc........................         266,888
      16,500  Deere & Company...............................         715,688
      14,400  Dover Corporation.............................         653,400
      30,800  Emerson Electric Company......................       1,767,150
       2,200  FMC Corporation*..............................         126,088
       2,800  Foster Wheeler Corporation....................          24,850
     232,500  General Electric Company......................      35,979,375
      56,175  Honeywell International, Inc..................       3,240,595
      21,300  Illinois Tool Works, Inc......................       1,439,081
      11,550  Ingersoll-Rand Company........................         635,972
       6,000  Johnson Controls, Inc.........................         341,250
       6,400  KLA-Tencor Corporation*.......................         712,800
       2,600  Milacron, Inc.................................          39,975
       3,200  Millipore Corporation.........................         123,600
         610  NACCO Industries, Inc.........................          33,893
       8,700  Pall Corporation..............................         187,594
       7,850  Parker Hannifin Corporation...................         402,803
       4,100  Snap-On, Inc..................................         108,906
       4,300  Timken Company................................          87,881
     119,616  Tyco International, Ltd.......................      $4,650,072
       6,600  W.W. Grainger, Inc............................         315,562
              --------------------------------------------------------------
              Total Producers Goods.........................      53,703,492
              ==============================================================

Restaurants/Food Services (0.5%)
-------------------------------
       9,300  Darden Restaurants, Inc.......................         168,563
      95,900  McDonald's Corporation........................       3,865,969
      10,820  Tricon Global Restaurants, Inc.*..............         417,922
       8,400  Wendy's International, Inc....................         173,250
              --------------------------------------------------------------
              Total Restaurants/Food Services...............       4,625,704
              ==============================================================

Retail Stores (6.8%)
-------------------
      29,977  Albertson's, Inc..............................         966,758
      10,200  AutoZone, Inc.*...............................         329,588
       9,900  Bed, Bath, & Beyond, Inc.*....................         344,025
      14,500  Best Buy Company, Inc.*.......................         727,719
      50,360  Cendant Corporation*..........................       1,337,688
      14,400  Circuit City Stores, Inc.-Circuit City Group..         648,900
       7,800  Consolidated Stores Corporation*..............         126,750
      15,800  Costco Wholesale Corporation*.................       1,441,750
      27,700  CVS Corporation...............................       1,106,269
      31,300  Dayton Hudson Corporation.....................       2,298,594
       7,600  Dillard's, Inc................................         153,425
      18,812  Dollar General Corporation....................         427,973
      14,800  Federated Department Stores, Inc.*............         748,325
      60,562  Gap, Inc......................................       2,785,852
       2,700  Great Alantic & Pacific Tea Company, Inc......          75,263
     162,900  Home Depot, Inc...............................      11,168,831
      18,400  J.C. Penney Company, Inc......................         366,850
      34,900  Kmart Corporation*............................         351,181
      11,600  Kohl's Corporation*...........................         837,375
      58,900  Kroger Company*...............................       1,111,738
      15,152  Limited, Inc..................................         656,271
       2,700  Long's Drug Stores Corporation................          69,694
      27,100  Lowe's Companies, Inc.........................       1,619,225
      23,600  May Department Stores Company.................         761,100
       9,800  Nordstrom, Inc................................         256,637
      23,300  Office Depot, Inc.*...........................         254,844
       3,697  Pep Boys-Manny, Moe, & Jack...................          33,735
      18,300  Rite Aid Corporation..........................         204,731
      36,000  Safeway, Inc.*................................       1,280,250
      26,700  Sears, Roebuck and Company....................         812,681

The accompanying notes to the financial statements are an integral part of this schedule.
-------------------------------------------------------------------------
                                                        December 31, 1999 37

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Shares                       Common Stocks (99.9%)               Market Value
=============================================================================
Retail Stores--continued
------------------------
           32,850  Staples, Inc.*............................        $681,637
           13,600  Tandy Corporation.........................         668,950
           21,900  TJX Companies, Inc........................         447,581
           17,300  Toys "R" Us, Inc.*........................         247,606
          315,300  Wal-Mart Stores, Inc......................      21,795,112
           71,000  Walgreen Company..........................       2,076,750
           10,500  Winn-Dixie Stores, Inc....................         251,344
                   ----------------------------------------------------------
                   Total Retail Stores.......................      59,473,002
                   ==========================================================
Steel (0.1%)
-----------
            6,569  Allegheny Technologies, Inc...............         147,392
            9,200  Bethlehem Steel Corporation*..............          77,050
            6,100  Nucor Corporation.........................         334,356
            6,200  USX-U.S. Steel Group......................         204,600
            6,300  Worthington Industries, Inc...............         104,344
                   ----------------------------------------------------------
                   Total Steel...............................         867,742
                   ==========================================================

Technology (3.1%)
----------------
            7,200  Adaptec, Inc.*............................         359,100
           10,600  ADC Telecommunications, Inc.*.............         769,163
           17,200  BMC Software, Inc.*.......................       1,374,925
           33,400  Electronic Data Systems Corporation.......       2,235,713
           53,690  Global Crossing, Ltd.*....................       2,684,500
            9,100  Lexmark International Group, Inc.*........         823,550
           10,600  Network Appliance, Inc.*..................         880,462
           19,000  PeopleSoft, Inc.*.........................         404,937
           46,800  QUALCOMM, Inc.*...........................       8,242,650
           22,600  Xilinx, Inc.*.............................       1,027,593
           18,700  Yahoo!, Inc.*.............................       8,091,256
                   ----------------------------------------------------------
                   Total Technology..........................      26,893,849
                   ==========================================================

Telephone (11.0%)
----------------
           22,300  ALLTEL Corporation........................       1,843,931
            5,775  Andrew Corporation*.......................         109,364
          226,346  AT&T Corporation..........................      11,487,059
          110,092  Bell Atlantic Corporation.................       6,777,539
          133,300  BellSouth Corporation.....................       6,240,106
            9,800  CenturyTel, Inc...........................         464,275
           68,900  GTE Corporation...........................       4,861,756
          222,022  Lucent Technologies, Inc..................      16,610,021
          200,773  MCI WorldCom, Inc.*.......................      10,653,517
           43,400  MediaOne Group, Inc.*.....................      $3,333,663
           25,800  Nextel Communication, Inc.*...............       2,660,625
           94,700  Nortel Networks Corporation...............       9,564,700
          241,660  SBC Communications, Inc...................      11,780,925
           61,800  Sprint Corporation........................       4,159,913
           30,550  Sprint Corporation PCS Group*.............       3,131,375
           35,854  U S  West, Inc............................       2,581,488
                   ----------------------------------------------------------
                   Total Telephone...........................      96,260,257
                   ==========================================================
Tires & Rubber  (0.1%)
---------------------
            5,300  Cooper Tire & Rubber Company..............          82,481
           10,000  Danaher Corporation.......................         482,500
           11,000  Goodyear Tire & Rubber Company............         310,063
                   ----------------------------------------------------------
                   Total Tires & Rubber......................         875,044
                   ==========================================================
Tobacco (0.6%)
-------------
           11,600  Fortune Brands, Inc.......................         383,525
            7,600  Loews Corporation.........................         461,225
          167,600  Phillip Morris Companies, Inc.............       3,886,225
           12,100  UST, Inc..................................         304,769

                   ----------------------------------------------------------
                   Total Tobacco.............................       5,035,744
                   ==========================================================

Transportation (0.4%)
--------------------
           32,292  Burlington Northern Santa Fe Corporation..         783,081
           15,400  CSX Corporation...........................         483,175
            7,900  Kansas City Southern Industries, Inc......         589,538
           26,900  Norfolk Southern Corporation..............         551,450
            4,500  Ryder Systems, Inc........................         109,969
           17,600  Union Pacific Corporation.................         767,800
                   ----------------------------------------------------------
                   Total Transportation......................       3,285,013
                   ==========================================================

The accompanying notes to the financial statements are an integral part of this schedule.
   ----------------------------------------------------------------------------
38 Large Company Stock Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Shares             Common Stocks (99.9%)                         Market Value
=============================================================================
Travel & Recreation (0.9%)
-------------------------
            6,500  Brunswick Corporation........                     $144,625
           43,700  Carnival Corporation.........                    2,089,406
            9,100  Harrah's Entertainment, Inc.*                      240,581
           26,100  Hilton Hotels Corporation....                      251,213
           17,600  Marriott International, Inc..                      555,500
           13,600  Mirage Resorts, Inc.*........                      208,250
          146,047  Walt Disney Company..........                    4,271,875
                   ----------------------------------------------------------
                   Total Travel & Recreation....                    7,761,450
                   ==========================================================
                   ----------------------------------------------------------
                   Total Common Stocks
                   (cost basis $579,090,031)....                 $872,863,770
                   ==========================================================
Principal          Short-Term            Interest       Maturity    Market
Amount             Investments (0.5%)    Rate (1)       Date        Value
-----------------------------------------------------------------------------
       $4,810,000  IBM Credit
                   Corporation.......... 4.000%         1/4/00     $4,808,396
                   ----------------------------------------------------------
                   Total Short-Term Investments
                   (amortized cost basis $4,808,396)                4,808,396
                   ==========================================================
                   ----------------------------------------------------------
                   Total Investments  (100.4%)
                   (amortized cost basis $583,898,427)            877,672,166
                   ==========================================================
                   ----------------------------------------------------------
                   Other Assets,
                   Less Liabilities (-0.4%).....                   (3,910,558)
                   ==========================================================
                   ----------------------------------------------------------
                   Net Assets (100.0%)..........                 $873,761,608
                   ==========================================================

*  Non-income producing security

(1)  The interest rate reflects the discount rate at the time of purchase.

See page 115 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------
                                                         December 31, 1999  39

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                    AAL Variable Product Balanced Portfolio

                    SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


     Investment Objective
     --------------------
     The Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the investment policies of the Large Company Stock, Bond and Money Market Portfolios.






Shares         Common Stocks (55.5%)                  Market Value
==================================================================
Aerospace (0.6%)
----------------
  3,800        BFGoodrich Company.....................    $104,500
 32,728        Boeing Company.........................   1,360,258
  7,000        General Dynamics Corporation...........     369,250
 13,800        Lockheed Martin Corporation............     301,875
  2,400        Northrop Grumman Corporation...........     129,750
 11,800        Raytheon Company Class B...............     313,438
  6,700        Rockwell International Corporation.....     320,762
  5,200        Textron, Inc...........................     398,775
  4,300        TRW, Inc...............................     223,331
 16,800        United Technologies Corporation........   1,092,000
               ---------------------------------------------------
               Total Aerospace........................   4,613,939
               ===================================================

Air Transportation (0.2%)
-------------------------
  5,200        AMR Corporation*.......................     348,400
  4,700        Delta Air Lines, Inc...................     234,119
 10,440        FDX Corporation*.......................     427,387
 17,587        Southwest Airlines Company.............     284,690
  2,500        US Airways Group, Inc.*................      80,156
               ---------------------------------------------------
               Total Air Transportation...............   1,374,752
               ===================================================

Apparel (0.1%)
--------------
  2,100        Liz Claiborne, Inc.....................      79,013
  9,800        NIKE, Inc., Class B....................     485,713
  1,900        Reebok International, Ltd.*............      15,556
  1,100        Russell Corporation....................      18,425
    600        Springs Industries, Inc................      23,962
  4,100        VF Corporation.........................     123,000
               ---------------------------------------------------
               Total Apparel..........................     745,669
               ---------------------------------------------------


Auto Manufacturers (0.7%)
-------------------------
  1,400        Cummins Engine Company, Inc............     $67,638
  5,779        Dana Corporation.......................     173,009
 19,776        Delphi Automotive Systems Corporation..     311,472
  2,600        Eaton Corporation......................     188,825
  1,100        Fleetwood Enterprises, Inc.............      22,687
 42,400        Ford Motor Company.....................   2,265,750
 22,500        General Motors Corporation.............   1,635,469
  6,200        Genuine Parts Company..................     153,837
  3,100        ITT Industries, Inc....................     103,656
  2,200        Navistar International Corporation*....     104,225
  2,700        PACCAR, Inc............................     119,644
               ---------------------------------------------------
               Total Auto Manufacturers...............   5,146,212
               ===================================================

Banking (3.8%)
--------------
 13,700        AmSouth Bancorporation.................     264,581
 25,490        Associates First Capital Corporation...     699,382
 59,885        Bank of America Corporation............   3,005,478
 25,800        Bank of New York Company, Inc..........   1,032,000
 40,232        Bank One Corporation...................   1,289,939
 11,600        BB&T Corporation.......................     317,550
 28,980        Chase Manhattan Corporation............   2,251,384
118,272        Citigroup, Inc.........................   6,571,488
  5,500        Comerica, Inc..........................     256,781
  3,900        Countrywide Credit Industries, Inc.....      98,475
 10,800        Fifth Third Bancorp....................     792,450
 34,610        First Union Corporation................   1,135,641
 34,309        Firstar Corporation....................     724,778
 32,129        Fleet Boston Corporation...............   1,118,491
  8,800        Franklin Resources, Inc................     282,150
  8,024        Huntington Bancshares, Inc.............     191,573



The accompanying notes to the financial statements are an integral part of this schedule.


    ----------------------------------------------------------------------------
10  Balanced Portfolio Schedule of Investments

                 SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Shares         Common Stocks (55.5%)                         Market Value
=========================================================================
Banking--continued
------------------
 15,600        J.P. Morgan & Company, Inc....................    $345,150
 17,800        Keycorp.......................................     606,313
  6,100        Mellon Financial Corporation..................     772,413
 21,600        National City Corporation.....................     511,650
  7,800        Northern Trust Corporation....................     413,400
  4,100        Old Kent Financial Corporation................     145,037
 10,300        PNC Bank Corporation..........................     458,350
  4,950        Providian Financial Corporation...............     450,759
  7,600        Regions Financial Corporation.................     190,950
  3,700        Republic New York Corporation.................     266,400
  5,900        SouthTrust Corporation........................     223,094
  6,100        Summit Bancorp................................     186,812
 11,200        SunTrust Banks, Inc...........................     770,700
  9,750        Synovus Financial Corporation.................     193,781
  4,900        Union Planters Corporation....................     193,244
 25,489        U.S. Bancorp..................................     606,957
  7,100        Wachovia Corporation..........................     482,800
 20,217        Washington Mutual, Inc........................     525,642
 57,560        Wells Fargo & Company.........................   2,327,582
               ----------------------------------------------------------
               Total Banking.................................  29,703,175
               ==========================================================

Brokerage (0.7%)
----------------
  4,178        Bear Stearns Companies, Inc...................     178,610
 28,750        Charles Schwab Corporation....................   1,103,281
  4,200        Lehman Brothers Holdings, Inc.................     355,687
 13,000        Merrill Lynch & Company, Inc..................   1,085,500
 19,595        Morgan Stanley Dean Witter & Company..........   2,797,186
  5,000        Paine Webber Group, Inc.......................     194,063
               ----------------------------------------------------------
               Total Brokerage...............................   5,714,327
               ==========================================================

Building Products (0.1%)
------------------------
  1,400        Armstrong World Industries, Inc...............      46,725
  2,000        Centex Corporation............................      49,375
  2,250        Crane Company.................................      44,719
  2,700        Fluor Corporation.............................     123,863
  1,600        Kaufman and Broad Home Corporation............      38,700
 15,600        Masco Corporation.............................     395,850
  1,900        Owens Corning.................................      36,694
  1,500        Pulte Corporation.............................      33,750
  5,800        Sherwin-Williams Company......................     121,800
  3,100        Stanley Works.................................      93,388
  3,500        Vulcan Materials Company......................    $139,781
               ----------------------------------------------------------
               Total Building Products.......................   1,124,645
               ==========================================================

Business Machines (7.9%)
------------------------
 12,100        3Com Corporation*.............................     568,700
  5,700        Apple Computer, Inc.*.........................     586,031
  2,100        Autodesk, Inc.................................      70,875
  6,300        Cabletron Systems, Inc.*......................     163,800
  5,000        Ceridian Corporation*.........................     107,813
114,750        Cisco Systems, Inc.*..........................  12,292,594
 59,600        Compaq Computers Corporation..................   1,612,925
  2,500        Comverse Technology, Inc.*....................     361,875
 89,100        Dell Computer Corporation*....................   4,544,100
 11,100        Gateway, Inc.*................................     799,894
  5,200        IKON Office Solutions, Inc....................      35,425
 63,200        International Business Machines Corporation...   6,825,600
181,000        Microsoft Corporation*........................  21,131,750
 11,600        Novell, Inc.*.................................     463,275
 49,925        Oracle Corporation*...........................   5,594,720
  9,400        Parametric Technology Corporation*............     254,388
  9,300        Pitney Bowes, Inc.............................     449,306
  7,300        Seagate Technology, Inc.*.....................     339,906
  6,400        Silicon Graphics, Inc.*.......................      62,800
 54,800        Sun Microsystems, Inc.*.......................   4,243,575
 10,800        Unisys Corporation*...........................     344,925
 23,200        Xerox Corporation.............................     526,350
               ----------------------------------------------------------
               Total Business Machines.......................  61,380,627
               ==========================================================

Business Services (1.8%)
------------------------
 78,400        America Online, Inc.*.........................   5,914,300
 21,900        Automatic Data Processing, Inc................   1,179,863
  3,200        Citrix Systems, Inc.*.........................     393,600
 18,875        Computer Associates International, Inc........   1,320,070
  5,900        Computer Sciences Corporation*................     558,287
 12,500        Compuware Corporation*........................     465,625
  2,500        Deluxe Corporation............................      68,594
  5,600        Dun & Bradstreet Corporation..................     165,200
  4,500        Ecolab, Inc...................................     176,062
 14,700        First Data Corporation........................     724,894
  6,100        General Instrument Corporation*...............     518,500
  3,400        H&R Block, Inc................................     148,750
 10,000        Interpublic Group of Companies, Inc...........     576,875



The accompanying notes to the financial statements are an integral part of this schedule.

----------------------------------------------------------------------------
                                                           December 31, 1999  11

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999




Shares         Common Stocks (55.5%)                          Market Value
==========================================================================
Business Services--continued
----------------------------
  9,780        Mckesson HBOC, Inc..............................   $220,661
  1,400        National Service Industries, Inc................     41,300
  6,200        Omnicom Group, Inc..............................    620,000
  8,600        Paychex, Inc....................................    344,000
    900        Shared Medical Systems Corporation..............     45,844
  5,600        State Street Corporation........................    409,150
 21,630        Waste Management Inc............................    371,766
               -----------------------------------------------------------
               Total Business Services......................... 14,263,341
               ===========================================================

Chemicals (1.1%)
----------------
  8,000        Air Products & Chemicals, Inc...................    268,500
 21,928        Conoco, Inc., Class B...........................    545,459
  7,700        Dow Chemical Company............................  1,028,912
  2,700        Eastman Chemical Company........................    128,756
 36,619        E.I. du Pont de Nemours and Company.............  2,412,277
  2,000        Great Lakes Chemical Corporation................     76,375
  3,700        Hercules, Inc...................................    103,138
 14,100        Minnesota Mining and Manufacturing Company......  1,380,038
 22,200        Monsanto Company................................    790,875
  6,100        PPG Industries, Inc.............................    381,631
  5,600        Praxair, Inc....................................    281,750
  7,611        Rohm and Haas Company...........................    309,673
  2,964        Sealed Air Corporation*.........................    153,572
  3,500        Sigma-Aldrich Corporation.......................    105,219
  4,700        Union Carbide Corporation.......................    313,725
  2,500        W.R. Grace & Company*...........................     34,687
               -----------------------------------------------------------
               Total Chemicals.................................  8,314,587
               ===========================================================

Consumer Durables (0.1%)
------------------------
  3,000        Black & Decker Corporation......................    156,750
  6,800        Leggett & Platt, Inc............................    145,775
  3,000        Maytag Corporation..............................    144,000
  9,826        Newell Rubbermaid, Inc..........................    284,954
  6,000        Pactiv Corporation*.............................     63,750
  2,000        Tupperware Corporation..........................     33,875
  2,600        Whirlpool Corporation...........................    169,163
               -----------------------------------------------------------
               Total Consumer Durables.........................    998,267
               ===========================================================

Containers (0.1%)
-----------------
  1,000        Ball Corporation................................     39,375
  1,800        Bemis Company, Inc..............................    $62,775
  4,200        Crown Cork & Seal Company, Inc..................     93,975
  5,200        Owens-Illinois, Inc.*...........................    130,325
               -----------------------------------------------------------
               Total Containers................................    326,450
               ===========================================================

Cosmetics (1.1%)
----------------
  1,900        Alberto-Culver Company, Class B.................     49,044
  8,500        Avon Products, Inc..............................    280,500
  8,300        Clorox Company..................................    418,112
 20,400        Colgate-Palmolive Company.......................  1,326,000
 37,600        Gillette Company................................  1,548,650
  3,700        International Flavors and Fragrances, Inc.......    139,675
 46,100        Procter & Gamble Company........................  5,050,831
               -----------------------------------------------------------
               Total Cosmetics.................................  8,812,812
               ===========================================================

Credit Cards (0.2%)
-------------------
  6,900        Capital One Financial Corporation...............    332,494
  4,900        Equifax, Inc....................................    115,456
 28,037        MBNA Corporation................................    764,008
               -----------------------------------------------------------
               Total Credit Cards..............................  1,211,958
               ===========================================================

Electric Utilities (1.2%)
-------------------------
  7,200        AES Corporation*................................    538,200
  4,800        Ameren Corporation..............................    157,200
  6,800        American Electric Power Company, Inc............    218,450
  5,600        Carolina Power & Light Company..................    170,450
  7,400        Central and South West Corporation..............    148,000
  5,500        Cinergy Corporation.............................    132,688
  4,000        CMS Energy Corporation..........................    124,750
  7,500        Coastal Corporation.............................    265,781
  2,950        Columbia Energy Group...........................    186,587
  7,700        Consolidated Edison, Inc........................    265,650
  3,400        Consolidated Natural Gas Company................    220,788
  5,200        Constellation Energy Group, Inc.................    150,800
  6,700        Dominion Resources, Inc.........................    262,975
  5,100        DTE Energy Company..............................    160,012
 12,811        Duke Energy Corporation.........................    642,151
 12,100        Edison International............................    316,869
 25,100        Enron Corporation...............................  1,113,812
  8,600        Entergy Corporation.............................    221,450
  8,100        FirstEnergy Corporation.........................    183,769
  3,400        Florida Progress Corporation....................    143,863


The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
12  Balanced Portfolio Schedule of Investments

                 SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Shares         Common Stocks (55.5%)                     Market Value
=====================================================================
Electric Utilities--continued
-----------------------------
  6,300        FPL Group, Inc.............................   $269,719
  4,300        GPU, Inc...................................    128,731
  4,000        New Century Energies, Inc..................    121,500
  6,500        Niagara Mohawk Holdings, Inc.*.............     90,594
  1,600        NICOR, Inc.................................     52,000
  5,400        Northern States Power Company..............    105,300
  1,100        ONEOK, Inc.................................     27,637
  6,500        PECO Energy Company........................    225,875
  1,200        Peoples Energy Corporation.................     40,200
 13,400        PG&E Corporation...........................    274,700
  2,900        Pinnacle West Capital Corporation..........     88,631
  5,000        PP&L Resources, Inc........................    114,375
  7,600        Public Service Enterprise Group, Inc.......    264,575
 10,324        Reliant Energy, Inc........................    236,162
  8,408        Sempra Energy..............................    146,089
 23,600        Southern Company...........................    554,600
  9,670        Texas Utilities Company....................    343,889
  7,600        Unicom Corporation.........................    254,600
 15,200        Williams Companies, Inc....................    464,550
               ------------------------------------------------------
               Total Electric Utilities...................  9,427,972
               ======================================================

Electronics (4.0%)
------------------
  4,200        Adobe Systems, Inc.........................    282,450
  5,100        Advanced Micro Devices, Inc.*..............    147,581
  6,100        Analog Devices, Inc.*......................    567,300
 13,300        Applied Materials, Inc.*...................  1,684,944
 35,662        EMC Corporation*...........................  3,896,074
 35,800        Hewlett-Packard Company....................  4,078,963
117,200        Intel Corporation..........................  9,647,025
  5,200        LSI Logic Corporation*.....................    351,000
  9,500        Micron Technology, Inc.*...................    738,625
  5,500        Molex, Inc.................................    311,781
 21,400        Motorola, Inc..............................  3,151,150
  6,000        National Semiconductor Corporation*........    256,875
  3,600        PE Corporation.............................    433,125
  1,600        PerkinElmer, Inc...........................     66,700
  2,800        Scientific-Atlanta, Inc....................    155,750
 10,300        Solectron Corporation......................    979,787
  1,650        Tektronix, Inc.............................     64,144
 14,100        Tellabs, Inc.*.............................    905,044
  6,000        Teradyne, Inc.*............................    396,000
 28,100        Texas Instruments, Inc.....................  2,722,187
  5,500        Thermo Electron Corporation*...............    $82,500
  2,000        Thomas & Betts Corporation.................     63,750
               ------------------------------------------------------
               Total Electronics.......................... 30,982,755
               ======================================================

Energy (0.4%)
-------------
 11,520        Baker Hughes, Inc..........................    242,640
  7,567        Burlington Resources, Inc..................    250,184
  1,000        Eastern Enterprises........................     57,437
 15,500        Halliburton Company........................    623,875
  2,000        McDermott International, Inc...............     18,125
 12,800        Occidental Petroleum Corporation...........    276,800
 19,300        Schlumberger, Ltd..........................  1,085,625
  5,000        Tosco Corporation..........................    135,938
  3,736        Transocean Sedco Forex, Inc................    125,873
  8,832        Union Pacific Resources Group Inc..........    112,608
               ------------------------------------------------------
               Total Energy...............................  2,929,105
               ======================================================

Food & Beverages (0.9%)
-----------------------
 14,900        Coca-Cola Company..........................    299,862
 86,600        Coca-Cola Enterprises, Inc.................  5,044,450
 51,000        PepsiCo, Inc...............................  1,797,750
               ------------------------------------------------------
               Total Food & Beverages.....................  7,142,062
               ======================================================

Food Processors (0.9%)
----------------------
 21,299        Archer Daniels Midland Company.............    259,582
  9,800        Bestfoods..................................    515,113
 15,000        Campbell Soup Company......................    580,313
 17,200        ConAgra, Inc...............................    388,075
 10,600        General Mills, Inc.........................    378,950
  4,900        Hershey Foods Corporation..................    232,750
 12,550        H.J. Heinz Company.........................    499,647
 14,200        Kellogg Company............................    437,537
 11,400        Nabisco Group Holdings Corporation.........    121,125
  4,700        Quaker Oats Company........................    308,437
 11,300        Ralston-Ralston Purina Group...............    314,987
 31,800        Sara Lee Corporation.......................    701,587
  4,800        SUPERVALU, Inc.............................     96,000
 11,500        SYSCO Corporation..........................    454,969
 20,082        Unilever NV................................  1,093,214
  4,100        Wm. Wrigley Jr. Company....................    340,044
               ------------------------------------------------------
               Total Food Processors......................  6,722,330
               ======================================================


The accompanying notes to the financial statements are an integral part of this schedule.

----------------------------------------------------------------------------
                                                           December 31, 1999  13

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares            Common Stocks (55.5%)                      Market Value
==========================================================================
Gold (0.1%)
-----------
          13,800  Barrick Gold Corporation.................       $244,088
           9,100  Homestake Mining Company.................         71,094
           5,817  Newmont Mining Corporation...............        142,516
          11,400  Placer Dome, Inc.........................        122,550
                  --------------------------------------------------------
                  Total Gold...............................        580,248
                  ========================================================

Health Care (0.1%)
------------------
          13,500  HEALTHSOUTH Corporation*.................         72,562
           5,800  Humana, Inc.*............................         47,488
          10,800  IMS Health, Inc..........................        293,625
           3,600  Manor Care, Inc.*........................         57,600
          10,900  Tenet Healthcare Corporation*............        256,150
           6,000  United Healthcare Corporation............        318,750
           2,200  Wellpoint Health Networks, Inc.*.........        145,062
                  --------------------------------------------------------
                  Total Health Care........................      1,191,237
                  ========================================================

Independent Finance (0.9%)
--------------------------
          15,700  American Express Company.................      2,610,125
          35,900  Fannie Mae...............................      2,241,506
          24,400  Freddie Mac..............................      1,148,325
           5,600  Golden West Financial Corporation........        187,600
          16,499  Household International, Inc.............        614,588
           5,600  SLM Holding Corporation..................        236,600
           4,200  T. Rowe Price Associates, Inc............        155,138
                  --------------------------------------------------------
                  Total Independent Finance................      7,193,882
                  --------------------------------------------------------

Insurance (1.6%)
----------------
           5,214  Aetna, Inc...............................        291,006
           9,300  AFLAC, Inc...............................        438,844
          28,196  Allstate Corporation.....................        676,704
           8,708  American General Corporation.............        660,720
          54,360  American International Group, Inc........      5,877,675
           8,950  Aon Corporation..........................        358,000
           6,200  Chubb Corporation........................        349,138
           6,500  CIGNA Corporation........................        523,656
           5,700  Cincinnati Financial Corporation.........        177,769
          11,399  Conseco, Inc.............................        203,757
           7,800  Hartford Financial Services Group, Inc...        369,525
           3,700  Jefferson-Pilot Corporation..............        252,525
           6,800  Lincoln National Corporation.............        272,000
           9,350  Marsh & McLennan Companies, Inc..........        894,678
           3,500  MBIA, Inc................................       $184,844
           3,700  MGIC Investment Corporation..............        222,694
           2,600  Progressive Corporation..................        190,125
           4,500  SAFECO Corporation.......................        111,938
           7,922  St. Paul Companies, Inc..................        266,872
           4,600  Torchmark Corporation....................        133,687
           8,358  UNUMProvident Corporation................        267,978
                  --------------------------------------------------------
                  Total Insurance..........................     12,724,135
                  ========================================================

Liquor ( 0.2%)
--------------
           1,300  Adolph Coors Company, Class B............         68,250
          16,300  Anheuser-Busch Companies, Inc............      1,155,262
           2,400  Brown-Foreman Corporation, Class B.......        137,400
          15,200  Seagram Company, Ltd.....................        683,050
                  --------------------------------------------------------
                  Total Liquor.............................      2,043,962
                  ========================================================

Media (1.5%)
------------
          26,744  CBS Corporation*.........................      1,709,945
          11,900  Clear Channel Communications, Inc.*......      1,062,075
          26,400  Comcast Corporation......................      1,334,850
           3,200  Dow Jones & Company, Inc.................        217,600
           9,800  Gannett Company, Inc.....................        799,313
           3,000  Knight Ridder, Inc.......................        178,500
           6,900  McGraw-Hill Companies, Inc...............        425,212
           1,800  Meredith Corporation.....................         75,037
           6,000  New York Times Company...................        294,750
           4,400  R. R. Donnelley & Sons Company...........        109,175
          45,100  Time Warner, Inc.........................      3,266,931
           2,100  Times Mirror Company.....................        140,700
           8,300  Tribune Company..........................        457,019
          24,400  Viacom, Inc., Class B*...................      1,474,675
                  --------------------------------------------------------
                  Total Media..............................     11,545,782
                  ========================================================

Non-Durables & Entertainment (0.1%)
-----------------------------------
           2,200  American Greetings Corporation...........         51,975
           2,500  Harcourt General, Inc....................        100,625
           6,700  Hasbro, Inc..............................        127,719
           1,100  Jostens, Inc.............................         26,744
          14,725  Mattel, Inc..............................        193,265
           9,500  Service Corporation International........         65,906
                  --------------------------------------------------------
                  Total Non-Durables & Entertainment.......        566,234
                  ========================================================

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------
44   Balanced Portfolio Schedule of Investments

                  SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Shares            Common Stocks (55.5%)                  Market Value
=====================================================================
Non-Ferrous Metals (0.3%)
-------------------------
           7,700  Alcan Aluminium, Ltd..................     $317,144
          12,900  Alcoa, Inc............................    1,070,700
           4,350  Engelhard Corporation.................       82,106
           5,700  Freeport-McMoran Copper & Gold, Inc.,
                  Class B                                     120,413
           6,700  Inco, Ltd.............................      157,450
           2,820  Phelps Dodge Corporation..............      189,292
           2,200  Reynolds Metals Company...............      168,575
                  ---------------------------------------------------
                  Total Non-Ferrous Metals..............    2,105,680
                  ===================================================

Oil & Gas (2.6%)
----------------
           3,200  Amerada Hess Corporation..............      181,600
           4,400  Anadarko Petroleum Corporation........      150,150
           4,000  Apache Corporation....................      147,750
           2,500  Ashland, Inc..........................       82,344
          11,300  Atlantic Richfield Company............      977,450
          23,000  Chevron Corporation...................    1,992,375
           8,000  El Paso Energy Corporation............      310,500
         121,136  Exxon Mobil Corporation...............    9,759,019
           1,700  Helmerich & Payne, Inc................       37,081
           3,080  Kerr-McGee Corporation................      190,960
           8,900  Phillips Petroleum Company............      418,300
           2,900  Rowan Companies, Inc.*................       62,894
          75,200  Royal Dutch Petroleum Company.........    4,544,900
           3,100  Sunoco, Inc...........................       72,850
          19,400  Texaco, Inc...........................    1,053,662
           8,500  Unocal Corporation....................      285,281
          10,900  USX-Marathon Group....................      269,094
                  ---------------------------------------------------
                  Total Oil & Gas.......................   20,536,210
                  ===================================================

Optical & Photo (0.2%)
----------------------
           8,600  Corning, Inc..........................    1,108,862
          11,100  Eastman Kodak Company.................      735,375
           1,500  Polaroid Corporation..................       28,219
                  ---------------------------------------------------
                  Total Optical & Photo.................    1,872,456
                  ===================================================

Paper & Forest Products (0.5%)
------------------------------
           2,000  Boise Cascade Corporation.............       81,000
           3,400  Champion International Corporation....      210,588
           7,500  Fort James Corporation................      205,313
           6,000  Georgia-Pacific Corporation...........      304,500
          14,517  International Paper Company...........     $819,303
          19,080  Kimberly-Clark Corporation............    1,244,970
           3,700  Louisiana-Pacific Corporation.........       52,725
           3,600  Mead Corporation......................      156,375
           1,000  Potlatch Corporation..................       44,625
           2,000  Temple-Inland, Inc....................      131,875
           3,500  Westvaco Corporation..................      114,187
           8,200  Weyerhaeuser Company..................      588,862
           3,900  Willamette Industries, Inc............      181,106
                  ---------------------------------------------------
                  Total Paper & Forest Products.........    4,135,429
                  ===================================================

Pharmaceuticals (4.9%)
----------------------
          53,900  Abbott Laboratories...................    1,957,244
           4,600  Allergan, Inc.........................      228,850
           3,600  ALZA Corporation*.....................      124,650
          45,800  American Home Products Corporation....    1,806,238
          35,800  Amgen, Inc.*..........................    2,150,238
           2,000  Bausch & Lomb, Inc....................      136,875
          10,200  Baxter International, Inc.............      640,687
           8,700  Becton, Dickinson and Company.........      232,725
           3,900  Biomet, Inc...........................      156,000
          14,500  Boston Scientific Corporation*........      317,187
          69,600  Bristol-Myers Squibb Company..........    4,467,450
           9,850  Cardinal Health, Inc..................      471,569
          19,750  Columbia/HCA Healthcare Corporation...      578,922
           1,800  C.R. Bard, Inc........................       95,400
          38,300  Eli Lilly & Company...................    2,546,950
          10,800  Guidant Corporation...................      507,600
          48,800  Johnson & Johnson.....................    4,544,500
           2,400  Mallinckrodt, Inc.....................       76,350
          41,900  Medtronic, Inc........................    1,526,731
          82,000  Merck & Company, Inc..................    5,499,125
         135,700  Pfizer, Inc...........................    4,401,769
          18,180  Phamacia & Upjohn, Inc................      818,100
           4,000  Quintiles Transnational Corporation*..       74,750
          51,500  Schering-Plough Corporation...........    2,172,656
           2,895  St. Jude Medical, Inc.*...............       88,840
          30,100  Warner-Lambert Company................    2,466,319
           3,300  Watson Pharmaceuticals, Inc.*.........      118,181
                  ---------------------------------------------------
                  Total Pharmaceuticals.................   38,205,906
                  ===================================================


The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------
                                                          December 31, 1999   45

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Shares        Common Stocks (55.5%)                            Market Value
===========================================================================
Pollution Control (0.1%)
------------------------
       6,600  Allied Waste Industries, Inc.*..................      $58,162
              -------------------------------------------------------------
              Total Pollution Control.........................       58,162
              =============================================================

Producers Goods (3.4%)
----------------------
       4,000  Avery Dennison Corporation......................      291,500
         800  Briggs & Stratton Corporation...................       42,900
      12,500  Caterpillar, Inc................................      588,281
       3,300  Cooper Industries, Inc..........................      133,444
       8,200  Deere & Company.................................      355,675
       7,100  Dover Corporation...............................      322,163
      15,200  Emerson Electric Company........................      872,100
       1,100  FMC Corporation*................................       63,044
       1,400  Foster Wheeler Corporation......................       12,425
     115,100  General Electric Company........................   17,811,725
      27,737  Honeywell International, Inc....................    1,600,078
      10,500  Illinois Tool Works, Inc........................      709,406
       5,700  Ingersoll-Rand Company..........................      313,856
       3,000  Johnson Controls, Inc...........................      170,625
       3,200  KLA-Tencor Corporation*.........................      356,400
       1,200  Milacron, Inc...................................       18,450
       1,600  Millipore Corporation...........................       61,800
         305  NACCO Industries, Inc...........................       16,946
       4,300  Pall Corporation................................       92,719
       3,900  Parker Hannifin Corporation.....................      200,119
       2,000  Snap-On, Inc....................................       53,125
       2,100  Timken Company..................................       42,919
      59,140  Tyco International, Ltd.........................    2,299,067
       3,300  W.W. Grainger, Inc..............................      157,781
              -------------------------------------------------------------
              Total Producers Goods...........................   26,586,548
              =============================================================

Restaurants/Food Services (0.3%)
--------------------------------
       4,600  Darden Restaurants, Inc.........................       83,375
      47,500  McDonald's Corporation..........................    1,914,844
       5,330  Tricon Global Restaurants, Inc.*................      205,871
       4,100  Wendy's International, Inc......................       84,562
              -------------------------------------------------------------
              Total Restaurant/Food Services..................    2,288,652
              =============================================================

Retail Stores (3.8%)
--------------------
      14,822  Albertson's, Inc................................      478,010
       5,000  AutoZone, Inc.*.................................      161,563
       4,900  Bed, Bath, & Beyond, Inc.*......................      170,275
       7,200  Best Buy Company, Inc.*.........................     $361,350
      24,860  Cendant Corporation*............................      660,344
       7,100  Circuit City Stores, Inc. - Circuit City Group..      319,944
       3,800  Consolidated Stores Corporation*................       61,750
       7,800  Costco Wholesale Corporation*...................      711,750
      13,700  CVS Corporation.................................      547,144
      15,500  Dayton Hudson Corporation.......................    1,138,281
       3,700  Dillard's, Inc..................................       74,694
       9,318  Dollar General Corporation......................      211,985
       7,400  Federated Department Stores, Inc.*..............      374,163
      30,000  Gap, Inc........................................    1,380,000
       1,300  Great Alantic & Pacific Tea Company, Inc........       36,237
      80,700  Home Depot, Inc.................................    5,532,994
       9,100  J.C. Penney Company, Inc........................      181,431
      17,300  Kmart Corporation*..............................      174,081
       5,700  Kohl's Corporation*.............................      411,469
      29,100  Kroger Company*.................................      549,262
       7,481  Limited, Inc....................................      324,021
       1,300  Long's Drug Stores Corporation..................       33,556
      13,400  Lowe's Companies, Inc...........................      800,650
      11,700  May Department Stores Company...................      377,325
       4,800  Nordstrom, Inc..................................      125,700
      11,500  Office Depot, Inc.*.............................      125,781
       1,751  Pep Boys-Manny, Moe, & Jack.....................       15,978
       9,000  Rite Aid Corporation............................      100,687
      17,800  Safeway, Inc.*..................................      633,012
      13,200  Sears, Roebuck and Company......................      401,775
      16,200  Staples, Inc.*..................................      336,150
       6,800  Tandy Corporation...............................      334,475
      10,800  TJX Companies, Inc..............................      220,725
       8,500  Toys "R" Us, Inc.*..............................      121,656
     156,000  Wal-Mart Stores, Inc............................   10,783,500
      35,200  Walgreen Company................................    1,029,600
       5,200  Winn-Dixie Stores, Inc..........................      124,475
              -------------------------------------------------------------
              Total Retail Stores.............................   29,425,793
              =============================================================

Steel (0.1%)
------------
       3,181  Allegheny Technologies, Inc.....................       71,374
       4,500  Bethlehem Steel Corporation*....................       37,687
       3,100  Nucor Corporation...............................      169,919
       3,100  USX-U.S. Steel Group............................      102,300
       3,100  Worthington Industries, Inc.....................       51,344
              -------------------------------------------------------------
              Total Steel.....................................      432,624
              =============================================================


The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------
47   Balanced Portfolio Schedule of Investments

                  SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Shares        Common Stocks (55.5%)                       Market Value
======================================================================
Technology (1.7%)
-----------------
       3,600  Adaptec, Inc.*............................      $179,550
       5,300  ADC Telecommunications, Inc.*.............       384,581
       8,500  BMC Software, Inc.*.......................       679,469
      16,500  Electronic Data Systems Corporation.......     1,104,469
      26,610  Global Crossing, Ltd.*....................     1,330,500
       4,500  Lexmark International Group, Inc.*........       407,250
       5,400  Network Appliance, Inc.*..................       448,537
       8,600  PeopleSoft, Inc.*.........................       183,288
      23,200  QUALCOMM, Inc.*...........................     4,086,100
      11,200  Xilinx, Inc.*.............................       509,249
       9,300  Yahoo!, Inc.*.............................     4,023,994
              --------------------------------------------------------
              Total Technology..........................    13,336,987
              ========================================================

Telephone (6.1%)
----------------
      11,000  ALLTEL Corporation........................       909,563
       2,800  Andrew Corporation*.......................        53,025
     112,013  AT&T Corporation..........................     5,684,660
      54,480  Bell Atlantic Corporation.................     3,353,925
      66,000  BellSouth Corporation.....................     3,089,625
       4,850  CenturyTel, Inc...........................       229,769
      34,100  GTE Corporation...........................     2,406,181
     109,875  Lucent Technologies, Inc..................     8,220,023
      99,621  MCI WorldCom, Inc.*.......................     5,286,139
      21,500  MediaOne Group, Inc.*.....................     1,651,469
      12,800  Nextel Communication, Inc.*...............     1,320,000
      46,880  Nortel Networks Corporation...............     4,734,880
     119,662  SBC Communications, Inc...................     5,833,523
      30,600  Sprint Corporation........................     2,059,762
      15,150  Sprint Corporation PCS Group*.............     1,552,875
      17,726  U S West, Inc.............................     1,276,272
              --------------------------------------------------------
              Total Telephone...........................    47,661,691
              ========================================================


Tires & Rubber (0.1%)
---------------------
       2,600  Cooper Tire & Rubber Company..............        40,463
       5,000  Danaher Corporation.......................       241,250
       5,400  Goodyear Tire & Rubber Company............       152,212
              --------------------------------------------------------
              Total Tires & Rubber......................       433,925
              ========================================================

Tobacco (0.3%)
--------------
       5,700  Fortune Brands, Inc.......................       188,456
       3,700  Loews Corporation.........................       224,544
      82,900  Phillip Morris Companies, Inc.............    $1,922,244
       6,000  UST, Inc..................................       151,125
              --------------------------------------------------------
              Total Tobacco.............................     2,486,369
              ========================================================

Transportation (0.2%)
---------------------
      15,992  Burlington Northern Santa Fe Corporation..       387,806
       7,600  CSX Corporation...........................       238,450
       3,900  Kansas City Southern Industries, Inc......       291,038
      13,300  Norfolk Southern Corporation..............       272,650
       2,200  Ryder Systems, Inc........................        53,762
       8,700  Union Pacific Corporation.................       379,537
              --------------------------------------------------------
              Total Transportation......................     1,623,243
              ========================================================

Travel & Recreation (0.5%)
--------------------------
       3,200  Brunswick Corporation.....................        71,200
      21,600  Carnival Corporation......................     1,032,750
       4,500  Harrah's Entertainment, Inc.*.............       118,969
      12,900  Hilton Hotels Corporation.................       124,162
       8,700  Marriott International, Inc...............       274,594
       6,700  Mirage Resorts, Inc.*.....................       102,594
      72,287  Walt Disney Company.......................     2,114,395
              --------------------------------------------------------
              TotalTravel & Recreation..................     3,838,664
              ========================================================
              --------------------------------------------------------
              Total Common Stocks
              (cost basis $305,811,561).................  $431,808,804
              ========================================================


Principal   Long-Term Fixed Income              Interest  Maturity   Market
Amount      Securities (34.2%)                  Rate      Date       Value
===============================================================================
Asset Backed Securities (0.3%)
------------------------------
$2,000,000  Chase Manhattan Auto
            Owner Trust Series
            1998-A Class A.....................   5.800%   12/16/02  $1,974,740

   250,000  Chemical Mastercard
            Trust Series 1996-1
            Class A............................   5.550     9/15/03     246,998

   200,000  NationsBank Credit
            Card Trust Series
            1993-2 Class A.....................   6.000    12/15/05     193,666

   171,903  Premier Auto Trust
            Series 1996-3 Class A..............   6.750     11/6/00     172,035
            -------------------------------------------------------------------
            Total Asset Backed Securities......                       2,587,439
            ===================================================================


The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------
                                                          December 31, 1999   47

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Principal      Long-Term Fixed Income          Interest   Maturity     Market
Amount         Securities (34.2%)              Rate       Date         Value
==============================================================================

Corporate Obligations (6.4%)
----------------------------
$  200,000     Abbott Laboratories..........   6.800%      5/15/05    $198,372
 1,000,000     Allstate Corporation.........   6.750       5/15/18     893,723
   250,000     American Express
               Credit Corporation...........   6.125      11/15/01     246,440
   250,000     Associates Corporation
               of North America.............   6.250       11/1/08     230,336
   375,000     Associates Corporation
               of North America.............   6.000       12/1/02     364,718
 2,000,000     AT&T Corporation.............   6.000       3/15/09   1,821,742
   500,000     Avco Financial
               Services, Inc................   6.000       8/15/02     485,258
   250,000     Aventis SA...................   7.750       1/15/02     251,262
   325,000     Baker Hughes, Inc............   8.000       5/15/04     331,048
   500,000     Baltimore Gas & Electric
               Company......................   7.500       1/15/07     498,960
   500,000     Bank of America
               Corporation..................   6.625        8/1/07     472,926
   750,000     Bank of America
               Corporation..................   6.625       6/15/04     732,920
 1,000,000     Bank of America
               Corporation..................   5.875       2/15/09     890,707
 1,000,000     Bank One Corporation.........   8.000       4/29/27     996,705
   500,000     Boeing Company...............   8.100      11/15/06     511,964
 1,000,000     Browning-Ferris
               Industries, Inc..............   6.375       1/15/08     803,477
 1,000,000     Burlington Northern
               Santa Fe Corporation.........   6.050       3/15/01     990,780
 2,000,000     Cia de Telecom
               de Chile.....................   8.375        1/1/06   1,980,884
   500,000     CIT Group, Inc...............   6.375       10/1/02     489,995
 2,000,000     Coca-Cola
               Enterprises, Inc.............   6.750       9/15/23   1,762,508
   250,000     Columbia Energy
               Group........................   7.320      11/28/10     238,924
 1,250,000     Countrywide Home
               Loans, Inc...................   6.935       7/16/07   1,190,512
 1,000,000     Cox Communications,
               Inc..........................   6.400        8/1/08     920,790
   500,000     Crown Cork & Seal............   6.750       4/15/03     486,295
 1,500,000     DaimlerChrysler
               North American
               Holdings Corporation.........   7.200        9/1/09   1,472,708
   250,000     Devon Energy
               Corporation..................  10.125      11/15/09     283,375
   550,000     E.I. Dupont de
               Nemours & Company............   8.125       3/15/04     569,485
   510,000     Eli Lilly & Company..........   6.570        1/1/16     468,720
$  650,000     Enron Corporation............   7.125%      5/15/07    $627,753
 1,000,000     Enterprise Oil plc...........   6.500        5/1/05     934,030
 1,000,000     Ford Motor Credit
               Company......................   7.750      11/15/02   1,017,391
   500,000     General Electric Capital
               Corporation..................   8.090        4/1/04     515,845
   500,000     General Motors
               Acceptance
               Corporation..................   9.625      12/15/01     522,829
   500,000     Hertz Corporation............   7.000        7/1/04     493,739
   250,000     Honeywell International,
               Inc..........................   8.625       4/15/06     264,030
   250,000     Household Finance
               Corporation..................   7.250       7/15/03     249,083
 1,500,000     Household Finance
               Corporation..................   6.400       6/17/08   1,381,887
   500,000     International Business
               Machines Corporation.........   7.500       6/15/13     504,197
   500,000     Johnson Controls,
               Inc..........................   7.125       7/15/17     463,562
   340,000     J.P. Morgan & Company,
               Inc..........................   6.250      12/15/05     323,541
 1,000,000     Lehman Brothers
               Holdings, Inc................   7.000       5/15/03     985,882
 2,000,000     MCI Worldcom, Inc............   6.950       8/15/28   1,824,250
 1,500,000     Merrill Lynch &
               Company, Inc.................   6.000       2/17/09   1,344,522
   750,000     Morgan Stanley Dean
               Witter & Company.............   6.875        3/1/03     740,201
   250,000     Noranda, Inc.................   8.000        6/1/03     250,146
   500,000     Northern Trust
               Company......................   6.700       9/15/05     483,070
   250,000     Norwest Financial, Inc.......   7.000       1/15/03     248,391
   845,000     Private Export Funding
               Corporation..................   8.400       7/31/01     868,140
   150,000     Private Export Funding
               Corporation..................   6.240       5/15/02     148,764
 1,000,000     Raytheon Company.............   6.750       3/15/28     866,577
   500,000     Reliant Energy, Inc..........   9.375        6/1/01     514,730
   420,000     Service Corporation
               International................   6.875       10/1/07     310,433
   506,000     Sprint Capital
               Corporation..................   5.875        5/1/04     479,833
 1,000,000     Temple-Inland, Inc...........   7.250       9/15/04     982,639
 1,400,000     Texaco Capital, Inc..........   8.500       2/15/03   1,461,505
   500,000     Texas Utilities Electric
               Company......................   8.250        4/1/04     513,113
 1,500,000     Thermo Electron
               Corporation..................   7.625      10/30/08   1,398,052

   The accompanying notes to the financial statements are an integral part of this schedule.
   ---------------------------------------------------------------------------
48 Balanced Portfolio Schedule of Investments

                 SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Principal    Long-Term Fixed Income       Interest    Maturity       Market
Amount       Securities (34.2%)           Rate        Date           Value
=============================================================================

Corporate Obligations-continued
-------------------------------
$1,000,000   Tosco Corporation........... 9.625%      3/15/02      $1,040,109
 2,000,000   Union Pacific
             Corporation................. 6.340      11/25/03       1,924,182
 1,000,000   U.S. Bancorp................ 7.625        5/1/05       1,016,909
   750,000   U.S. Bancorp................ 6.000       5/15/04         717,340
 1,000,000   Virginia Electric &
             Power Company............... 6.625        4/1/03         982,873
 2,500,000   Wal-Mart Stores, Inc........ 6.875       8/10/09       2,433,642

             ----------------------------------------------------------------
             Total Corporate Obligations.........................  49,418,724
             ================================================================

Mortgage Backed Securities (12.2%)
----------------------------------

Commercial Mortgage Backed Securities (0.5%)
--------------------------------------------
 1,000,000   First Union-Lehman
             Brothers-Bank of
             America Commercial
             Mortgage Trust Series
             1988 Class A................ 6.560      11/18/08         945,845
 1,189,007   Morgan Stanley Capital,
             Inc. Series 1998-WF1
             Class A1.................... 6.250       7/15/07       1,151,938
 1,900,000   Nationslink Funding
             Corporation Series
             1999-1 Class A2............. 6.316      11/20/08       1,764,374

             ----------------------------------------------------------------
             Total Commercial Mortgage
             Backed Securities...................................   3,862,157
             ================================================================

Federal Home Loan Mortgage
--------------------------
 Corporation (4.1%)
    27,465   Federal Home Loan
             Mortgage Corporation
             Gold 7-Yr. Balloon
             Pass Through................ 7.000        7/1/02          27,480
   919,011   Federal Home Loan
             Mortgage Corporation
             Gold 7-Yr. Balloon
             Pass Through................ 6.000        4/1/06         885,793
   988,563   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 7.500        9/1/14         996,286
    80,760   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 7.500        8/1/10          81,549
   275,966   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 7.000        8/1/12         273,603
    95,463   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 7.000       11/1/10          94,743
$  977,696   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.500%       6/1/14        $949,281
   624,941   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.500        8/1/13         607,828
   356,641   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.500       11/1/12         347,287
   142,201   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.500        4/1/09         139,321
   999,900   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.000        4/1/14         950,425
   952,194   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.000        4/1/14         906,149
   958,010   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.000        2/1/14         910,608
   392,819   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 6.000        5/1/12         375,071
   906,633   Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr.
             Pass Through................ 5.500        4/1/14         843,112
    45,292   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 9.000        4/1/25          47,208
   671,806   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 9.000       11/1/24         700,687
   184,116   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 8.500        7/1/27         189,055
    63,166   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 8.500        9/1/25          64,843
   210,919   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 8.000       10/1/27         212,737
   529,594   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 8.000        6/1/27         534,160
   196,841   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 8.000        3/1/27         198,567
    84,061   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr.
             Pass Through................ 8.000       11/1/26          84,798

  The accompanying notes to the financial statements are an integral part of this schedule.
-----------------------------------------------------------------------------
                                                            December 31, 1999 49

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Principal    Long-Term Fixed Income          Interest     Maturity   Market
Amount       Securities (34.2%)              Rate         Date       Value
=============================================================================

Federal Home Loan Mortgage Corporation-continued
------------------------------------------------
$  92,738    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  8.000%       1/1/26     $93,555
  240,041    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  8.000        6/1/12     245,201
  999,406    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500       11/1/29     990,243
  386,352    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500        5/1/28     382,932
  318,239    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500       1/15/28     315,422
  277,488    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500       11/1/27     275,031
  237,531    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500        4/1/27     235,428
  111,984    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500        1/1/27     111,018
   97,926    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500        8/1/26      97,081
   61,920    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500        7/1/26      61,386
  127,025    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.500       11/1/25     125,968
 1,000,000   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000      12/15/29     967,811
   995,048   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        9/1/29     963,434
   973,033   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        5/1/29     942,119
   592,843   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000       10/1/28     574,154
   710,446   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        7/1/28     688,049
   428,346   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        3/1/28     414,842
$  313,612   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000%       9/1/27    $304,003
   332,479   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        5/1/27     322,292
   311,031   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        2/1/27     301,501
   162,976   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        5/1/26     158,018
   128,901   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        9/1/25     125,074
   827,677   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  7.000        2/1/11     821,431
   996,463   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        8/1/29     940,100
   986,443   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        7/1/29     930,647
   990,297   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        4/1/29     934,282
   962,760   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        3/1/29     909,843
   997,546   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        1/1/29     942,717
   955,132   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        1/1/29     902,634
   987,434   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500      10/15/28     933,161
   928,751   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        6/1/28     877,703
   430,363   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500       12/1/27     407,215
   388,843   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500        2/1/27     367,928
   170,247   Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through......  6.500       11/1/26     161,42

   The accompanying notes to the financial statements are an integral part of this schedule.
   -----------------------------------------------------------------------
50 Balanced Portfolio Schedule of Investments

                    SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Principal      Long-Term Fixed Income        Interest       Maturity       Market
Amount         Securities (34.2%)            Rate           Date           Value
===========================================================================================
Federal Home Loan Mortgage Corporation-continued
------------------------------------------------
$ 153,796      Federal Home Loan
               Mortgage Corporation
               Gold 30-Yr. Pass Through..... 6.500%         4/1/24         $  146,700

  993,925      Federal Home Loan
               Mortgage Corporation
               Gold 30-Yr. Pass Through..... 6.000          7/1/29            911,455

  983,241      Federal Home Loan
               Mortgage Corporation
               Gold 30-Yr. Pass Through..... 6.000          5/1/29            901,098

  972,289      Federal Home Loan
               Mortgage Corporation
               Gold 30-Yr. Pass Through..... 6.000          3/1/29            891,061

  910,873      Federal Home Loan
               Mortgage Corporation
               Gold 30-Yr. Pass Through..... 6.000          5/1/28            835,294

  193,799      Federal Home Loan
               Mortgage Corporation
               Gold 30-Yr. Pass Through..... 6.000          7/1/26            178,061

               ----------------------------------------------------------------------
               Total Federal Home Loan
               Mortgage Corporation....................................... 32,107,905
               ======================================================================

Federal National Mortgage Association (4.8%)
--------------------------------------------
  186,668      Federal National
               Mortgage Association
               Conventional 7-Yr.
               Balloon Pass Through......... 7.000          6/1/04            186,425

  129,521      Federal National
               Mortgage Association
               Conventional 7-Yr.
               Balloon Pass Through......... 6.500         10/1/03            128,053

  248,995      Federal National
               Mortgage Association
               Conventional 7-Yr.
               Balloon Pass Through......... 6.000         12/1/03            242,697

   34,839      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 9.000          4/1/10             36,035

   28,151      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 9.000          4/1/10             29,118

  129,170      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 8.000          5/1/11            131,951

  105,501      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 7.500          6/1/11            106,370

  376,513      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 7.000         12/1/12            372,994

  671,856      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 7.000         10/1/12            665,576

  145,398      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 7.000          6/1/11            144,083

  899,902      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 6.500          6/1/13            874,318

  328,454      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 6.500          7/1/12            319,557

  864,074      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 6.500          5/1/12            840,667

  126,069      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass......................... 6.500          7/1/11            122,818

  928,436      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 6.000         12/1/13            883,439

  905,464      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 6.000          3/1/13            860,445

  131,516      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 6.000          2/1/11            125,430

  891,371      Federal National
               Mortgage Association
               Conventional 15-Yr.
               Pass Through................. 5.500         12/1/13            827,759

   86,041      Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through................  10.500         8/1/20             92,033

   46,430      Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through................. 9.500          4/1/25             48,993

The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  51

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Principal      Long-Term Fixed Income   Interest     Maturity    Market
Amount         Securities(34.2%)        Rate         Date        Value
=============================================================================
Federal National Mortgage Association-continued
-----------------------------------------------

$  106,835     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  9.000%       9/1/26         $111,318

 1,000,000     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.500       12/15/29       1,025,000

    36,235     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.500        5/1/26           37,150

    79,577     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.500       11/1/25           81,575

   564,173     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.000       12/1/27          567,986

   883,540     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.000        9/1/27          889,512

   105,749     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.000        7/1/27          106,464

    88,995     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.000       11/1/26           89,605

    70,325     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.000        8/1/26           70,807

    90,332     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  8.000        1/1/26           90,960

 1,061,184     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        3/1/29        1,050,326

   355,374     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500       12/1/27          351,738

   543,048     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        8/1/27          537,491

   172,577     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        5/1/27          170,811

    98,947     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        2/1/27           97,952

    74,697     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500       12/1/26           73,946

    64,652     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        9/1/26           64,002

   749,094     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        8/1/26          741,565

   110,767     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        7/1/26          109,654

   119,395     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500        9/1/25          118,238

   104,758     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.500       10/1/24          103,842

 1,000,000     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000       12/15/29         966,875

   998,917     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000       11/1/29          966,244

   970,785     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000        7/1/29          939,032

   983,022     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000        3/1/29          951,416

   149,905     Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000       11/1/28          145,085

The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
52  Balanced Portfolio Schedule of Investments

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Principal      Long-Term Fixed Income   Interest     Maturity    Market
Amount         Securities(34.2%)        Rate         Date        Value
==========================================================================
Federal National Mortgage Association--continued

$    687,104   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000%       11/1/28      $665,012

     895,246   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         8/1/28       866,462

     643,868   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         2/1/28       623,684

     301,349   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000        10/1/27       291,902

     365,000   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         7/1/27       353,558

     295,486   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         3/1/27       286,481

     236,035   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         1/1/27       228,842

     154,074   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000        11/1/26       149,378

     124,048   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         3/1/26       120,267

     110,299   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  7.000         1/1/26       107,124

   1,000,000   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500        12/15/29      942,500

     999,043   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         8/1/29       941,910

     978,882   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         7/1/29       922,902

     988,229   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         6/1/29       931,714

     853,073   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500        11/1/28       805,673

     947,567   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500        11/1/28       894,917

     884,107   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500        10/15/28      836,587

     923,822   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500        10/1/28       872,491

     965,301   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         8/1/28       911,665

     775,265   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         7/1/28       732,188

     890,556   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         3/1/28       841,073

     377,596   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         7/1/27       357,301

     172,673   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         3/1/26       163,924

     161,098   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.500         2/1/26       152,936

     986,601   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.000         7/1/29       903,253

     991,916   Federal National
               Mortgage Association
               Conventional 30-Yr.
               Pass Through...........  6.000         4/1/29       908,119

The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  53

              SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Principal  Long-Term Fixed Income              Interest    Maturity     Market
Amount     Securities(34.2%)                   Rate        Date         Value
================================================================================

Federal National Mortgage Association--continued

$ 970,702  Federal National
           Mortgage Association
           Conventional 30-Yr.
           Pass Through.....................   6.000%       4/1/29      $888,697

  943,210  Federal National
           Mortgage Association
           Conventional 30-Yr.
           Pass Through.....................   6.000       12/1/28       864,044

  898,429  Federal National
           Mortgage Association
           Conventional 30-Yr.
           Pass Through.....................   6.000        7/1/28       823,021

  224,410  Federal National
           Mortgage Association
           Conventional 30-Yr.
           Pass Through.....................   6.000        5/1/26       205,955

  970,061  Federal National
           Mortgage Association
           Conventional 30-Yr.
           Pass Through.....................   6.000       11/1/13       921,831

           ---------------------------------------------------------------------
           Total Federal National
           Mortgage Association....................................   37,012,766
           =====================================================================

Government National Mortgage Association (2.8%)
-----------------------------------------------
  125,078  Government National
           Mortgage Association
           15-Yr. Pass Through..............   7.500       7/15/11       126,287

  299,584  Government National
           Mortgage Association
           15-Yr. Pass Through..............   7.000       4/15/12       297,177

  172,936  Government National
           Mortgage Association
           15-Yr. Pass Through..............   6.500       6/15/11       168,553

   86,697  Government National
           Mortgage Association
           15-Yr. Pass Through..............   6.500       5/15/09        84,952

  166,769  Government National
           Mortgage Association
           15-Yr. Pass Through..............   6.000       4/15/11       159,581

  187,758  Government National
           Mortgage Association
           30-Yr. Pass Through..............   9.500       2/15/28       200,053

   31,434  Government National
           Mortgage Association
           30-Yr. Pass Through..............   9.500      12/15/24        33,480

  145,143  Government National
           Mortgage Association
           30-Yr. Pass Through..............   9.000      12/15/26       151,991

   41,639  Government National
           Mortgage Association
           30-Yr. Pass Through..............   9.000       8/15/26        43,604

$ 274,581  Government National
           Mortgage Association
           30-Yr. Pass Through..............   9.000%      3/15/25      $287,608

  998,509  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.500       9/15/29     1,027,320

   42,686  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.500      11/15/26        43,939

   81,634  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.500       7/15/26        84,030

  129,690  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.500       6/15/26       133,497

  655,221  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000      11/15/28       663,059

  519,785  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000       3/15/28       525,533

  220,640  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000       8/15/27       223,145

  206,071  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000       6/20/27       207,441

  223,225  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000      11/15/26       225,895

   49,910  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000       4/15/26        50,507

   69,434  Government National
           Mortgage Association
           30-Yr. Pass Through..............   8.000        6/1/25        70,285

  990,789  Government National
           Mortgage Association
           30-Yr. Pass Through..............   7.500       8/15/29       980,467

  902,827  Government National
           Mortgage Association
           30-Yr. Pass Through..............   7.500       7/15/28       893,658

  395,760  Government National
           Mortgage Association
           30-Yr. Pass Through..............   7.500      11/15/27       391,914

  571,066  Government National
           Mortgage Association
           30-Yr. Pass Through..............   7.500       4/15/27       565,517

  149,526  Government National
           Mortgage Association
           30-Yr. Pass Through..............   7.500       1/15/27       148,073


The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
54  Balanced Portfolio Schedule of Investments

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Principal   Long-Term Fixed Income                          Interest     Maturity       Market
Amount      Securities(34.2%)                               Rate         Date           Value
==================================================================================================
Government National Mortgage Association--continued
$  137,506  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.500%       10/15/26         $136,253
   210,076  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.500        10/15/26          208,162
   146,870  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.500         5/15/26          145,532
    98,833  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.500         4/15/26           97,933
   126,656  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.500         8/15/25          125,593
   999,075  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         6/15/29          965,460
   985,048  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         4/15/29          951,905
   935,531  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         7/15/28          904,448
   176,280  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000        11/15/27          170,638
   782,909  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000        11/15/27          757,851
    26,074  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000        10/15/27           25,239
   777,862  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000        10/15/27          752,965
   729,894  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         6/15/26          706,804
   153,918  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         5/15/26          149,049
   364,421  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         4/15/26          352,892
   166,441  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         1/15/26          161,176
   355,465  Government National
            Mortgage Association
            30-Yr. Pass Through........................     7.000         1/15/26          344,220
$  989,641  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500%        4/15/29         $929,644
   991,028  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500         3/15/29          930,947
   985,024  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500         1/15/29          925,307
   986,200  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500         11/1/28          926,887
   963,943  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500         7/15/28          905,968
   433,030  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500        10/15/27          407,394
   185,581  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.500         3/15/26          175,056
   993,081  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.000         6/15/29          904,220
   992,691  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.000        12/15/28          904,488
   217,191  Government National
            Mortgage Association
            30-Yr. Pass Through........................     6.000         5/15/26          199,013
            --------------------------------------------------------------------------------------
            Total Government National Mortgage
            Association............................................................     21,952,610
            ======================================================================================
            --------------------------------------------------------------------------------------
            Total Mortgage Backed Securities.......................................     94,935,438
            ======================================================================================

U.S. Government Obligations (13.9%)
-----------------------------------

U.S. Government Agency (2.9%)
-----------------------------
   550,000  Federal Home Loan
            Bank.....................................       7.260         9/6/01         555,950
 2,020,000  Federal Home Loan
            Bank.....................................       6.625        8/27/07       1,967,270
   500,000  Federal Home Loan
            Bank.....................................       5.865         6/2/03         486,295
   765,000  Federal Home Loan
            Mortgage Corporation.....................       7.750        11/7/01         780,210
 2,000,000  Federal Home Loan
            Mortgage Corporation.....................       6.250        7/15/04       1,952,106
 1,725,000  Federal Home Loan
            Mortgage Corporation.....................       6.220        3/24/03       1,699,437

The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  55

              SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Principal      Long-Term Fixed Income        Interest       Maturity      Market
Amount         Securities(34.2%)             Rate           Date          Value
=====================================================================================
U.S. Government Agency-continued
--------------------------------
$1,330,000     Federal Home Loan
               Mortgage Corporation........  5.990%          12/1/03       $1,290,999
 1,700,000     Federal National
               Mortgage Association........  8.250          12/18/00        1,728,383
 1,000,000     Federal National
               Mortgage Association........  6.000           9/24/01          991,506
 2,000,000     Federal National
               Mortgage Association........  7.120            7/3/06        1,995,266
   250,000     Federal National
               Mortgage Association........  6.700          11/10/05          242,058
 2,000,000     Federal National
               Mortgage Association........  6.000           5/15/08        1,869,244
 1,500,000     Federal National
               Mortgage Association........  5.625           4/17/28        1,201,698
 1,750,000     Federal National
               Mortgage Association........  5.125           2/13/04        1,641,987
 1,000,000     Resolution Funding
               Corporation.................  8.625           1/15/21        1,143,239
 1,500,000     Student Loan Marketing
               Association.................  7.300            8/1/12        1,511,001
 2,000,000     Tennesee Valley
               Authority...................  6.375           6/15/05        1,927,334

               ----------------------------------------------------------------------
               Total U.S. Government Agency..............................  22,983,983
               ======================================================================

U.S. Treasury Securities (11.0%)
--------------------------------
 1,200,000     U.S. Treasury Notes......... 11.875          11/15/03        1,416,750
 1,250,000     U.S. Treasury Notes......... 10.750           5/15/03        1,410,546
 1,500,000     U.S. Treasury Notes......... 10.750           2/15/03        1,680,468
 1,100,000     U.S. Treasury Notes.........  9.375           2/15/06        1,255,375
 2,130,000     U.S. Treasury Notes.........  8.000           5/15/01        2,178,590
 2,225,000     U.S. Treasury Notes.........  7.875           8/15/01        2,279,234
 2,200,000     U.S. Treasury Notes.........  7.750           2/15/01        2,237,811
 1,400,000     U.S. Treasury Notes.........  7.500           2/15/05        1,460,375
 1,225,000     U.S. Treasury Notes.........  7.500           5/15/02        1,257,538
 2,205,000     U.S. Treasury Notes.........  7.500          11/15/01        2,253,234
 2,550,000     U.S. Treasury Notes.........  7.250           8/15/04        2,631,281
 2,125,000     U.S. Treasury Notes.........  7.250           5/15/04        2,190,078
   375,000     U.S. Treasury Notes.........  7.000           7/15/06          384,141
 2,475,000     U.S. Treasury Notes.........  6.750           8/15/26        2,485,828
 1,525,000     U.S. Treasury Notes.........  6.625           4/30/02        1,535,960
 2,200,000     U.S. Treasury Notes.........  6.625           7/31/01        2,214,436
   875,000     U.S. Treasury Notes.........  6.500          10/15/06          872,539
 2,000,000     U.S. Treasury Notes.........  6.500           5/31/02        2,010,000
 2,500,000     U.S. Treasury Notes.........  6.375           3/31/01        2,505,468
   650,000     U.S. Treasury Notes.........  6.250           6/30/02          649,594
$1,225,000     U.S. Treasury Notes.........  6.250%          1/31/02       $1,225,000
 1,975,000     U.S. Treasury Notes.........  6.250           4/30/01        1,976,851
 1,200,000     U.S. Treasury Notes.........  6.125           8/15/07        1,169,624
 2,850,000     U.S. Treasury Notes.........  6.125          12/31/01        2,843,764
 1,650,000     U.S. Treasury Notes.........  5.875          11/15/05        1,602,046
 2,400,000     U.S. Treasury Notes.........  5.875           2/15/04        2,360,249
 2,650,000     U.S. Treasury Notes.........  5.750           8/15/03        2,594,514
 2,350,000     U.S. Treasury Notes.........  5.750          11/30/02        2,314,014
 2,000,000     U.S. Treasury Notes.........  5.625           6/30/01        2,011,874
 2,150,000     U.S. Treasury Notes.........  5.500           2/15/08        2,014,281
 2,500,000     U.S. Treasury Notes.........  5.500          12/31/00        2,485,155
 2,275,000     U.S. Treasury Notes.........  5.250           1/31/01        2,255,804
 2,400,000     U.S. Treasury Notes.........  4.750          11/15/08        2,117,249
   200,000     U.S. Treasury Bonds......... 10.375          11/15/12          243,000
 1,275,000     U.S. Treasury Bonds.........  9.875          11/15/15        1,648,335
 1,925,000     U.S. Treasury Bonds.........  8.875           2/15/19        2,341,281
 1,500,000     U.S. Treasury Bonds.........  8.750           5/15/17        1,790,625
 1,225,000     U.S. Treasury Bonds.........  8.250           2/15/20        1,447,797
   700,000     U.S. Treasury Bonds.........  8.125           8/15/21          803,250
 2,350,000     U.S. Treasury Bonds.........  8.125           8/15/19        2,677,531
   300,000     U.S. Treasury Bonds.........  8.000          11/15/21          340,313
 1,200,000     U.S. Treasury Bonds.........  7.875           2/15/21        1,341,000
 1,500,000     U.S. Treasury Bonds.........  7.625           2/15/25        1,662,188
   250,000     U.S. Treasury Bonds.........  7.625          11/15/22          274,219
 1,100,000     U.S. Treasury Bonds.........  7.500          11/15/24        1,200,375
   400,000     U.S. Treasury Bonds.........  7.250           8/15/22          421,750
   625,000     U.S. Treasury Bonds.........  7.125           2/15/23          650,781
 1,500,000     U.S. Treasury Bonds.........  6.875           8/15/25        1,527,188
 1,500,000     U.S. Treasury Bonds.........  6.250           8/15/23        1,414,688
 2,325,000     U.S. Treasury Bonds.........  6.125          11/15/27        2,162,250
 1,500,000     U.S. Treasury Bonds.........  6.000           2/15/26        1,372,031

               ----------------------------------------------------------------------
               Total U.S. Treasury Securities.........................     85,198,273
               ======================================================================
               ----------------------------------------------------------------------
               Total U.S. Government
               Obligations............................................    108,182,256
               ======================================================================

Yankee Bonds (1.1%)
-------------------
 1,000,000     Cable & Wireless
               Communications plc..........  6.375            3/6/03          989,801
 1,500,000     Export-Import Bank of
               Korea.......................  6.500          11/15/06        1,420,500
 1,200,000     Inter-American
               Development Bank............  5.375          11/18/08        1,065,709
 2,000,000     Matsushita Electric
               Industries, Ltd.............  7.250            8/1/02        2,007,710


The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------

 54 Balanced Portfolio Schedule of Investments

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

Principal   Long-Term Fixed Income                          Interest     Maturity     Market
Amount      Securities(34.2%)                               Rate         Date         Value
==================================================================================================
Yankee Bonds--continued
-----------------------
 $1,000,000 Ontario Hydro...............................    7.450%        3/31/13         $992,369
    250,000 Petro-Canada, Ltd...........................    8.600         1/15/10          274,873
    500,000 Province of British
            Columbia....................................    7.250          9/1/36          478,040
    500,000 Province of
            Newfoundland................................    8.650        10/22/22          538,359
    500,000 Province of Quebec..........................    7.500         7/15/02          504,994
    500,000 Province of
            Saskatchewan................................    8.000         7/15/04          514,430
            --------------------------------------------------------------------------------------
            Total Yankee Bonds...................................................        8,786,785
            ======================================================================================

Utility Bonds (0.3%)
--------------------
  1,000,000 California Infrastructure
            PG&E Bonds..................................    6.480        12/26/09          962,680
  1,000,000 Public Service Electric &
            Gas Mortgage Bonds..........................    6.375          5/1/08          925,262
    250,000 Scottish Power plc..........................    6.750          4/1/05          243,163
            --------------------------------------------------------------------------------------
            Total Utility Bonds..................................................        2,131,105
            ======================================================================================
            --------------------------------------------------------------------------------------
            Total Long-Term Fixed Income
            Securities
            (amortized cost basis $278,490,689)..................................     $266,041,747
            ======================================================================================

Principal   Short-Term                                      Interest     Maturity     Market
Amount      Investments (10.2%)                             Rate (1)     Date         Value
==================================================================================================
 $3,367,000 Bell Atlantic Network
            Funding Corporation.........................    6.220%        1/19/00       $3,356,529
  7,012,000 CIT Group, Inc..............................    5.850          1/5/00        7,007,442
 14,835,000 Countrywide Home
            Loans, Inc..................................    5.500-           1/3-
                                                            6.570         1/19/00       14,806,441
 $6,551,000 Exxon Asset Management
            Company (4).................................    5.880%         1/6/00       $6,545,650
 12,600,000 Ford Motor Credit
            Company.....................................    6.020-           1/4-
                                                            6.280         1/11/00       12,583,720
  3,799,000 General Motors
            Acceptance Corporation......................    6.360         1/12/00        3,791,617
 14,571,000 Goldman Sachs
            Group, L.P..................................    6.500-          1/13-
                                                            6.550         1/20/00       14,533,538
  2,552,000 MDU Resources
            Group, Inc..................................    6.700          1/5/00        2,550,100
  5,765,000 Toyota Motor
            Corporation.................................    5.930         1/10/00        5,756,454
  8,900,000 Transamerica Finance
            Corporation.................................    5.500         2/18/00        8,834,733
            --------------------------------------------------------------------------------------
            Total Short-Term Investments
            (amortized cost basis $79,766,224)...................................       79,766,224
            ======================================================================================
            --------------------------------------------------------------------------------------
            Total Investments (99.9%)
            (amortized cost basis $664,068,474)..................................      777,616,775
            ======================================================================================
            --------------------------------------------------------------------------------------
            Other Assets,
            Less Liabilities (0.1%)..............................................           28,849
            ======================================================================================
            --------------------------------------------------------------------------------------
            Net Assets (100.0%)..................................................     $777,645,624
            ======================================================================================

* Non-income producing securities
(1) The interest rate shown reflects the discount rate at the date of purchase.
(4) 4(2) Commercial Paper
See page 115 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  57

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                AAL Variable Product High Yield Bond Portfolio

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999




          Investment Objective:
          --------------------
          The Portfolio seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as junk bonds.



Principal      Long-Term Fixed Income           Interest     Maturity    Market
Amount         Securities (93.6%)               Rate         Date        Value
===============================================================================
Automotive Manufacturing (1.4%)
-------------------------------
$ 350,000      Breed Technologies,
               Inc. (3).......................    9.250%      4/15/08     $3,937

  350,000      Federal-Mogul
               Corporation....................    7.875        7/1/10    311,267

  250,000      Talon Automotive
               Group LLC......................    9.625        5/1/08    155,625
               -----------------------------------------------------------------
               Total Automotive Manufacturing........................    470,829
               =================================================================

Chemicals (2.5%)
----------------
  500,000      LaRoche Industries, Inc........    9.500       9/15/07    135,000

  500,000      PCI Chemicals Canada,
               Inc............................    9.250      10/15/07    385,000

  350,000      Royster-Clark, Inc. (2)........   10.250        4/1/09    316,750
               -----------------------------------------------------------------
               Total Chemicals.......................................    836,750
               =================================================================

Consumer Products (2.9%)
------------------------
  400,000      Doskocil Manufacturing
               Company, Inc...................   10.125       9/15/07    128,000

  350,000      O'Sullivan Industries,
               Inc. (2).......................   13.375      10/15/09    347,375

  250,000      Salton, Inc....................   10.750      12/15/05    255,625

  250,000      Samsonite Corporation..........   10.750       6/15/08    215,000
               -----------------------------------------------------------------
               Total Consumer Products...............................    946,000
               =================================================================

Construction (5.5%)
-------------------
  250,000      Amatek Industries
               Property, Ltd..................   12.000       2/15/08    230,000

  500,000      American Standard, Inc.........    7.625       2/15/10    456,250

$ 350,000      Building One Services
               Corporation....................   10.500%       5/1/09   $336,000

  350,000      ISG Resources, Inc.............   10.000       4/15/08    297,500

  250,000      Omega Cabinets, Ltd............   10.500       6/15/07    247,500

  250,000      Penhall International
               Corporation....................   12.000        8/1/06    253,750
               -----------------------------------------------------------------
               Total Construction....................................  1,821,000
               =================================================================

Containers (1.3%)
-----------------
  500,000      Anchor Glass Containers
               Corporation....................   11.250        4/1/05    440,000
               -----------------------------------------------------------------
               Total Containers......................................    440,000
               =================================================================

Energy (5.8%)
-------------
  350,000      Abraxas Petroleum
               Corporation....................   11.500       11/1/04    318,500

   29,809      Abraxas Petroleum Corporation
               Warrants.......................                               298

  500,000      Clark Refining & Marketing
               Corporation....................    8.375      11/15/07    310,000

  250,000      Crown Central Petroleum
               Corporation....................   10.875        2/1/05    188,750

  750,000      Energy Corporation
               of America.....................    9.500       5/15/07    532,500

  250,000      KCS Energy, Inc. (3)...........   11.000       1/15/03    200,000

  500,000      Northern Offshore
               ASA............................   10.000       5/15/05    305,000

  500,000      Transamerican Energy
               Corporation (3)................   11.500       6/15/02     52,500
               -----------------------------------------------------------------
               Total Energy..........................................  1,907,548
               =================================================================



The accompanying notes to the financial  statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
58  High Yield Bond Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Principal      Long-Term Fixed Income           Interest     Maturity    Market
Amount         Securities (93.6%)               Rate         Date        Value
-------------------------------------------------------------------------------
Financial (3.0%)
----------------
$ 400,000      AMRESCO, Inc...................   10.000%      3/15/04   $252,000

  500,000      Imperial Credit
               Industries, Inc................    9.875       1/15/07    390,000

  350,000      Sovereign Bancorp, Inc.........   10.500      11/15/06    357,000
               -----------------------------------------------------------------
               Total Financial.......................................    999,000
               =================================================================

Food & Beverages (4.5%)
-----------------------
  350,000      Fresh Foods, Inc...............   10.750        6/1/06    332,500

  500,000      SFC New Holdings, Inc..........   12.125       10/1/02    492,500

   23,947      SFC New Holdings, Inc.
               Subordinated Notes.............   .0.000      12/15/09          0

  350,000      Smithfield Foods, Inc..........   .7.625       2/15/08    315,000

  500,000      Viskase Companies, Inc.........   10.250       12/1/01    350,000
               -----------------------------------------------------------------
               Total Food & Beverages................................  1,490,000
               =================================================================

Food Retailers (2.0%)
---------------------
  500,000      Fleming Companies,
               Inc............................   10.500      12/1/04     458,750

  250,000      Pathmark Stores, Inc...........    9.625       5/1/03     187,500
               -----------------------------------------------------------------
               Total Food Retailers.................................     646,250
               =================================================================

Forest Products & Paper (4.7%)
------------------------------
  250,000      American Tissue, Inc. (2)......   12.500      7/15/06     257,500

  250,000      Four M Corporation.............   12.000       6/1/06     240,000

  250,000      Gaylord Container
               Corporation....................    9.375      6/15/07     231,250

  250,000      Sweetheart Cup
               Company, Inc...................   10.500       9/1/03     242,500

  600,000      Sweetheart Cup
               Company, Inc...................    9.625       9/1/00     594,000
               -----------------------------------------------------------------
               Total Forest Products & Paper........................   1,565,250
               =================================================================

Health Care (3.7%)
------------------
  500,000      ICN Pharmaceuticals,
               Inc............................    9.250      8/15/05     492,500

  250,000      Mariner Post-Acute
               Network, Inc. (3)..............    9.500      11/1/07       5,000

  500,000      Tenet Healthcare
               Corporation....................    8.000      1/15/05     478,750

  250,000      Triad Hospitals
               Holdings, Inc..................   11.000      5/15/09     258,750
               -----------------------------------------------------------------
               Total Health Care....................................   1,235,000
               =================================================================

Leisure (6.3%)
--------------
$ 250,000      Carmike Cinemas, Inc...........    9.375%       2/1/09   $216,875

  250,000      Harrahs Operating
               Company, Inc...................    7.875      12/15/05    241,563

  500,000      HMH Properties, Inc............    7.875        8/1/05    462,500

  250,000      Livent, Inc. (3)...............    9.375      10/15/04     57,500

  350,000      Mandalay Resort Group..........    7.625       7/15/13    304,500

  250,000      Regal Cinemas, Inc.............    9.500        6/1/08    188,750

  500,000      Riviera Holdings
               Corporation....................   10.000       8/15/04    461,250

  233,415      United Artists
               Theatre Circuit, Inc...........    9.300        7/1/15    167,101
               -----------------------------------------------------------------
               Total Leisure.........................................  2,100,039
               =================================================================

Manufacturing (6.5%)
--------------------
  350,000      BGF Industries, Inc............   10.250       1/15/09    308,000

  350,000      Global Imaging
               Systems, Inc...................   10.750       2/15/07    336,000

  250,000      High Voltage Engineering
               Corporation....................   10.500       8/15/04    213,750

  250,000      IMPAC Group, Inc...............   10.125       3/15/08    227,500

  500,000      Indesco International,
               Inc............................    9.750       4/15/08    225,000

  400,000      Morris Material Handling
               Corporation....................    9.500        4/1/08    132,000

  500,000      Paragon Corporate
               Holdings, Inc..................    9.625        4/1/08    150,000

  250,000      RBX Corporation................   12.000       1/15/03    192,500

  250,000      Russell-Stanley
               Holdings, Inc..................   10.875       2/15/09    217,500

  250,000      W.R. Carpenter North
               America, Inc...................   10.625       6/15/07    142,500
               -----------------------------------------------------------------
               Total Manufacturing...................................  2,144,750
               =================================================================

Media-Broadcasting (2.3%)
-------------------------
  500,000      Chancellor Media
               Corporation.....................   8.000       11/1/08    500,000

  250,000      Spanish Broadcasting
               System, Inc.....................   9.625       11/1/09    251,250
               -----------------------------------------------------------------
               Total Media-Broadcasting..............................    751,250
               =================================================================


The accompanying notes to the financial  statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  59

         SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Principal      Long-Term Fixed Income           Interest     Maturity    Market
Amount         Securities (93.6%)               Rate         Date        Value
================================================================================
Media-Cable (7.6%)
------------------
$ 500,000      Century Communications
               Corporation....................    8.750%      10/1/07   $481,250

  500,000      Charter Communication
               Holdings LLC ..................    8.625        4/1/09    461,875

  350,000      Comcast Cable
               Communications, Inc............    6.200      11/15/08    317,263

  250,000      Comcast Corporation............    9.500       1/15/08    257,500

  500,000      CSC Holdings, Inc..............    7.875       2/15/18    476,250

  500,000      United Pan-Europe
               Communications NV (2)..........   10.875       11/1/07    507,500
               -----------------------------------------------------------------
               Total Media-Cable.....................................  2,501,638
               =================================================================

Metals-Diversified (3.3%)
-------------------------
  500,000      Algoma Steel
               Corporation....................   12.375       7/15/05    470,000

  350,000      Oglebay Norton
               Company........................   10.000        2/1/09    339,500

  350,000      Sheffield Steel
               Corporation....................   11.500       12/1/05    297,500
               -----------------------------------------------------------------
               Total Metals-Diversified..............................  1,107,000
               =================================================================

Pollution Control (3.3%)
------------------------
  500,000      Allied Waste, Inc.
               North America..................    7.875        1/1/09    441,875

  500,000      Envirosource, Inc..............    9.750       6/15/03    315,000

  400,000      HydroChem Industrial
               Services, Inc..................   10.375        8/1/07    343,000
               -----------------------------------------------------------------
               Total Pollution Control...............................  1,099,875
               =================================================================

Restaurants/Food Service (2.8%)
-------------------------------
  250,000      American Restaurant
               Group, Inc.....................   11.500       2/15/03    192,500

  500,000      AmeriServe Food
               Distribution, Inc..............    8.875      10/15/06    275,000

  500,000      Tricon Global
               Restaurants, Inc...............    7.650       5/15/08    473,395
               -----------------------------------------------------------------
               Total Restaurants/Food Service........................    940,895
               =================================================================

Retail Stores (1.8%)
--------------------
  400,000      Just For Feet, Inc. (2)(3).....   11.000        5/1/09     20,000

  500,000      Pantry, Inc....................   10.250      10/15/07    485,000

  250,000      Vista Eyecare, Inc.............   12.750      10/15/05    100,000
               -----------------------------------------------------------------
               Total Retail Stores...................................    605,000
               =================================================================

Technology (2.6%)
-----------------
$ 350,000      Amkor Technologies,
               Inc. (2).......................   10.500%      5/1/09    $348,250

  250,000      Amkor Technologies,
               Inc. (2).......................    9.250       5/1/06     243,750

  500,000      Viasystems Group, Inc..........    9.750       6/1/07     265,000
               -----------------------------------------------------------------
               Total Technology.....................................     857,000
               =================================================================

Telecommunications (12.6%)
--------------------------
  500,000      Alestra SA de R.L.
               de C.V.........................   12.125       5/15/06    502,500

  500,000      Call-Net Enterprises, Inc......    9.375       5/15/09    411,250

  350,000      Global Crossing
               Holdings, Ltd. (2).............    9.125      11/15/06    346,063

  250,000      GlobeNet Communications
               Group, Ltd. (2)................   13.000       7/15/07    254,687

  250,000      Iridium Capital
               Corporation (3)................   11.250       7/15/05     10,000

  350,000      Level 3
               Communications, Inc............    9.125        5/1/08    329,875

  500,000      Metrocall, Inc. ...............   11.000       9/15/08    300,000

  350,000      Nextel Communications,
               Inc. (2).......................    9.375      11/15/09    343,000

  250,000      Pac-West Telecommunications,
               Inc............................   13.500        2/1/09    258,750

  250,000      Paging Network, Inc............   10.000      10/15/08     72,500

  500,000      Primus Telecommunications
               Group, Inc. ...................   11.250       1/15/09    477,500

  350,000      PSINet, Inc....................   10.000       2/15/05    346,063

  500,000      Spectrasite Holdings,
               Inc............................    0.000       4/15/09    266,250

  250,000      Worldwide Fiber,
               Inc. (2).......................   12.000        8/1/09    257,500
               -----------------------------------------------------------------
               Total Telecommunications..............................  4,175,938
               =================================================================

Textile (1.5%)
-------------
  350,000      Anvil Knitwear, Inc............   10.875       3/15/07    291,375
  350,000      Galey & Lord, Inc..............    9.125        3/1/08     82,250
  350,000      Ntex, Inc......................   11.500        6/1/06    122,500
               -----------------------------------------------------------------
               Total Textile.........................................    496,125
               =================================================================



The accompanying notes to the financial  statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
60  High Yield Bond Portfolio Schedule of Investments

                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Principal      Long-Term Fixed Income       Interest       Maturity      Market
Amount         Securities (93.6%)           Rate           Date          Value
===============================================================================

Transportation (2.9%)
---------------------
$ 500,000      Allied Holdings, Inc.......   8.625%         10/1/07     $440,000

  350,000      Petro Stopping
               Centers, L.P...............   0.500           2/1/07      324,625

  250,000      Transportation Maritima
               Mexicana S.A. de C.V.......  10.000         11/15/06      201,875
               -----------------------------------------------------------------
               Total Transportation....................................  966,500
               =================================================================

Utilities (2.8%)
----------------
  500,000      Calpine Corporation........   7.625          4/15/06      476,250

  500,000      CMS Energy
               Corporation................   7.500          1/15/09      451,365
               -----------------------------------------------------------------
               Total Utilities.....................................      927,615
               =================================================================
               Total Long-Term Fixed Income Securities
               (amortized cost basis $37,614,970)..................  $31,031,252
               =================================================================

                                                                         Market
Shares         Common Stocks (0.1%)                                      Value
================================================================================

   29,809      Abraxas Petroleum Corporation*                            $27,946
               -----------------------------------------------------------------
               Total Common Stocks
               (cost basis $46,125)................................      $27,946
               =================================================================

Principal      Short-Term                   Interest       Maturity      Market
Amount         Investments (93.6%)          Rate           Date          Value
================================================================================
$1,057,000     Countrywide Home
               Loans, Inc.................   5.200%          1/3/00   $1,056,695
               -----------------------------------------------------------------
               Total Short-Term Investments
               (amortized cost basis $1,056,695)...................    1,056,695
               =================================================================
               -----------------------------------------------------------------
               Total Investments (96.9%)
               (amortized cost basis $38,717,790)..................   32,115,893
               =================================================================
               -----------------------------------------------------------------
               Other Assets, Less Liabilities (3.1%)...............    1,046,934
               =================================================================
               -----------------------------------------------------------------
               Net Assets (100.0%).................................  $33,162,827
               =================================================================

*Non income-producing security

(1)The interest rate reflects the discount rate at the date of purchase.
(2)144A Security
(3)Security in default

See page 115 for a complete discussion of Investment Terms.



  The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  61

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                      AAL Variable Product Bond Portfolio
                      SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



               Investment Objective
               --------------------
               The Portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.





Principal    Long-Term Fixed Income         Interest      Maturity      Market
Amount       Securities (97.8%)             Rate          Date          Value
================================================================================

Asset Backed Securities (1.3%)
------------------------------
$  250,000   Chase Credit Card
             Master Trust Series
             1997-5 Class A............... 6.194%         8/15/05       $245,625

   250,000   NationsBank Credit Card
             Master Trust Series
             1993-2 Class A............... 6.000         12/15/05        242,082

   250,000   PECO Energy Transition
             Trust Series 1999-A
             Class A6..................... 6.050           3/1/09        233,495

             -------------------------------------------------------------------
             Total Asset Backed Securities...........................    721,202
             ===================================================================

Corporate Obligations (19.6%)
-----------------------------
  225,000    Abbott Laboratories.......... 6.800          5/15/05        223,169

  300,000    ABN Amro Bank
             New York..................... 8.250           8/1/09        305,888

  250,000    American Express Credit
             Corporation.................. 6.750           6/1/01        249,505

  250,000    Associates Corporation
             of North America............. 6.250          11/1/08        230,336

  250,000    AT&T Corporation ............ 6.000          3/15/09        227,717

  200,000    Baltimore Gas & Electric
             Company...................... 7.500          1/15/07        199,584

  500,000    Bank of America
             Corporation.................. 5.875          2/15/09        445,354

  250,000    Browning-Ferris Industries,
             Inc.......................... 6.375          1/15/08        200,869

  250,000    Caterpillar, Inc. ........... 9.000          4/15/06        268,683

  250,000    Chase Manhattan
             Corporation.................. 6.000          2/15/09        224,860

  250,000    Columbia Energy Group........ 7.320         11/28/10        238,924

  250,000    Commercial Credit
             Company...................... 6.625         11/15/06        239,853

  468,000    Countrywide Home
             Loans, Inc................... 7.450          9/16/03        468,645

  250,000    E.I. du Pont de Nemours
             & Company.................... 6.875         10/15/09        241,801

  250,000    Enron Corporation............ 6.875         10/15/07        236,991

  500,000    Enterprise Oil plc........... 6.500           5/1/05        467,015

  465,000    Ford Motor Credit
             Company...................... 8.875           4/1/06        497,971

  250,000    Ford Motor Credit
             Company...................... 8.200          2/15/02        255,687

  250,000    Foster Wheeler
             Corporation.................. 6.750         11/15/05        209,907

  250,000    General Electric Capital
             Corporation.................. 8.750          5/21/07        268,932

  250,000    Hanson Overseas BV........... 6.750          9/15/05        239,277

  250,000    Household Finance
             Corporation.................. 6.875           3/1/03        246,527

  300,000    International Business
             Machines Corporation......... 7.250          11/1/02        303,983

  250,000    Kimberly-Clark
             Corporation.................. 6.375           1/1/28        216,676

  250,000    MCI WorldCom, Inc. .......... 6.950          8/15/28        228,031

  500,000    Merrill Lynch &
             Company, Inc. ............... 6.000          2/17/09        448,174

  250,000    PepsiCo, Inc................. 5.700          11/1/08        222,569

  250,000    PG&E Corporation............. 7.100           6/1/05        247,476

  250,000    Private Export Funding
             Corporation.................. 6.240          5/15/02        247,941

  250,000    Republic New York
             Corporation.................. 8.250          11/1/01        253,683

  250,000    Service Corporation
             International................ 6.300          3/15/03        212,412

  250,000    Sprint Capital
             Corporation.................. 6.375           5/1/09        230,021

The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
62  Bond Portfolio Schedule of Investments

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Principal    Long-Term Fixed Income         Interest      Maturity      Market
Amount       Securities (97.8%)             Rate          Date          Value
================================================================================

Corporate Obligations--continued
--------------------------------
$ 250,000    TCI Communications, Inc......  6.375%         5/1/03      $244,771

  250,000    Texas Utilities Electric
             Company......................  7.375          8/1/01       251,182

  350,000    Thermo Electron
             Corporation..................  7.625        10/30/08       326,212
  200,000    Tosco Corporation ...........  9.625         3/15/02       208,022

  500,000    Union Pacific Corp...........  7.000          2/1/06       456,290

  250,000    U.S. Bancorp.................  7.625          5/1/05       254,227

  500,000    Wal-Mart Stores, Inc.........  6.875         8/10/09       486,729

             ------------------------------------------------------------------
             Total Corporate Obligations.........................    11,025,894
             ==================================================================

Mortgage Backed Securities (35.1%)
----------------------------------

Commercial Mortgage Backed Securities (1.2%)
--------------------------------------------
  274,386    Morgan Stanley Capital, Inc.
             Series 1998-WF1 Class A1...... 6.250          7/15/07       265,832

  450,000    Nationslink Funding
             Corporation Series
             1999-1 Class A2............... 6.316         11/20/08       417,878

             -------------------------------------------------------------------
             Total Commercial
             Mortgage Backed Securities...........................       683,710
             ===================================================================

Federal Home Loan Mortgage Corporation (11.6%)
----------------------------------------------
   34,331    Federal Home Loan Mortgage
             Corporation Gold 7-Yr.
             Balloon Pass Through.......... 7.000           7/1/02        34,350

  156,439    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 7.500          8/15/13       158,033

   88,114    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 7.000           1/1/11        87,449

  209,381    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 6.500          1/15/14       203,889

  191,094    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 6.500           1/1/13       185,861

  489,973    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 6.000           4/1/14       466,280

  228,129    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 6.000           9/1/13       217,097

  469,562    Federal Home Loan
             Mortgage Corporation
             Gold 15-Yr. Pass Through...... 5.500           3/1/14       436,662

    9,153    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 9.000          3/15/28         9,543

  161,375    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 8.500          11/1/25       165,661

   71,115    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 8.000           1/1/26        71,742

  127,402    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.500          10/1/27       126,274

  141,206    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.500           7/1/27       139,989

   81,903    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.500           8/1/25        81,221

  498,003    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.000           7/1/29       482,181

  424,997    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.000          2/15/29       411,976

  188,263    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.000           5/1/28       182,328

  162,354    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.000           4/1/27       157,379

  121,351    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.000           6/1/26       117,659

  194,115    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 7.000           5/1/24       188,705

  496,593    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.500           7/1/29       468,504

  239,495    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.500          1/15/29       226,332

  238,462    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.500          12/1/28       225,355

  246,432    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.500          10/1/28       232,887

  246,424    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.500           7/1/28       232,879

  125,956    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.500           4/1/24       119,943

  488,842    Federal Home Loan
             Mortgage Corporation
             Gold 30-Yr. Pass Through...... 6.000           3/1/29       448,002

The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  63

               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999



Principal     Long-Term Fixed Income         Interest      Maturity      Market
Amount        Securities (97.8%)             Rate          Date          Value
================================================================================
Federal Home Loan Mortgage Corporation--continued
-------------------------------------------------
$490,221      Federal Home Loan
              Mortgage Corporation
              Gold 30-Yr. Pass Through...... 6.000%        3/1/29     $449,267

 235,537      Federal Home Loan
              Mortgage Corporation
              Gold 30-Yr. Pass Through.....  6.000         8/1/28      215,994

              ------------------------------------------------------------------
              Total Federal Home Loan
              Mortgage Corporation ..............................    6,543,442
              ==================================================================

Federal National Mortgage Association (13.2%)
---------------------------------------------
 163,454      Federal National Mortgage
              Association Conventional
              7-Yr. Balloon Pass Through...  6.500        10/1/03      161,601

 109,368      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  8.000         7/1/12      111,665

 118,255      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  7.500         7/1/11      119,196

  61,212      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  7.000         9/1/12       60,640

 205,693      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  6.500         6/1/13      199,845

 201,303      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  6.500        12/1/12      195,850

 469,579      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  6.000        12/1/13      446,232

 141,691      Federal National Mortgage
              Association Conventional
              15-Yr. Pass Through..........  6.000         4/1/11      135,134

  86,041      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through.......... 10.500         8/1/20       92,033

 178,441      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  9.000        11/1/27      185,895

  43,275      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  9.000         2/1/25       45,083

  56,748      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  8.500        12/1/25       58,173

  88,951      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  8.000         9/1/26       89,560

 143,197      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  8.000        12/1/24      144,303

 499,950      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.500        12/1/29      494,742

 159,182      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.500        11/1/27      157,553

  85,602      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.500         2/1/27       84,741

 123,903      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.500         1/1/26      122,703

 499,050      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000         9/1/29      482,727

 183,744      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000        1/15/29     178,455

 184,500      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000        12/1/28     178,568

 238,988      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000        10/1/28     231,304

 141,032      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000         1/1/28     136,611

 140,130      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000         3/1/27     135,859

 143,622      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  7.000         2/1/26     139,245

 496,049      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         8/1/29     467,681

 496,948      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         7/1/29     468,528

 232,954      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         2/1/29     220,010

 229,867      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         9/1/28     217,096

 208,337      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         9/1/28     196,761

 207,830      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         8/1/27     196,659

 172,666      Federal National Mortgage
              Association Conventional
              30-Yr. Pass Through..........  6.500         5/1/26     163,917

The accompanying notes to the financial statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
64  Bond Portfolio Schedule of Investments

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Principal    Long-Term Fixed Income        Interest       Maturity      Market
Amount       Securities (97.8%)            Rate           Date          Value
-------------------------------------------------------------------------------
Federal National Mortgage Association-continued
-----------------------------------------------

  $487,186   Federal National Mortgage
             Association Conventional
             30-Yr. Pass Through.......... 6.000%           3/1/29     $446,295

   499,495   Federal National Mortgage
             Association Conventional
             30-Yr. Pass Through.......... 6.000           12/1/28      457,571

   229,979   Federal National Mortgage
             Association Conventional
             30-Yr. Pass Through.......... 6.000            5/1/28      210,676

             ------------------------------------------------------------------
             Total Federal National
             Mortgage Association ................................    7,432,912
             ------------------------------------------------------------------

Government National Mortgage Association (9.1%)
----------------------------------------------
   232,293   Government National
             Mortgage Association
             15-Yr Pass Through........... 7.000           1/15/14      230,191

   135,967   Government National
             Mortgage Association
             15-Yr Pass Through........... 6.500           6/15/09      133,230

    85,707   Government National
             Mortgage Association
             30-Yr Pass Through........... 9.000           9/15/24       89,796

    82,748   Government National
             Mortgage Association
             30-Yr Pass Through........... 8.500          12/15/26       85,177

   500,049   Government National
             Mortgage Association
             30-Yr Pass Through........... 8.000          12/15/29      505,579

   131,059   Government National
             Mortgage Association
             30-Yr Pass Through........... 8.000          10/15/26      132,627

   111,340   Government National
             Mortgage Association
             30-Yr Pass Through........... 8.000           9/15/26      112,672

    83,394   Government National
             Mortgage Association
             30-Yr Pass Through........... 8.000           6/15/25       84,417

   499,251   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.500          11/15/28      494,181

   178,447   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.500          10/15/27      176,712

   122,595   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.500           3/15/27      121,404

   126,615   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.500           3/15/23      125,951

   496,056   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.000           3/15/29      480,179

  $231,142   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.000%          8/15/28     $223,462

   214,942   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.000           1/15/28      207,800

   219,174   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.000          11/15/27      212,159

   132,874   Government National
             Mortgage Association
             30-Yr Pass Through........... 7.000           1/15/24      129,342

   494,949   Government National
             Mortgage Association
             30-Yr Pass Through........... 6.500           4/15/29      464,943

   496,285   Government National
             Mortgage Association
             30-Yr Pass Through........... 6.500           3/15/29      466,198

   245,223   Government National
             Mortgage Association
             30-Yr Pass Through........... 6.500          12/15/28      230,474

   232,486   Government National
             Mortgage Association
             30-Yr Pass Through........... 6.500           7/15/28      218,504

   192,695   Government National
             Mortgage Association
             30-Yr Pass Through........... 6.000           5/15/26      176,567

             ------------------------------------------------------------------
             Total Government National Mortgage
             Association..........................................    5,101,565
             ------------------------------------------------------------------
             Total Mortgage Backed Securities.....................   19,761,629
             ------------------------------------------------------------------

U.S. Government Obligations (39.3%)
-----------------------------------

U.S. Government Agency (8.3%)
-----------------------------
   250,000   Federal Home Loan Bank....... 6.500          11/29/05      244,451

   300,000   Federal Home Loan Bank....... 5.750           4/30/01      297,127

   250,000   Federal Home Loan Bank....... 5.625           3/19/01      247,750

   495,000   Federal Home Loan Bank....... 5.440          10/15/03      472,157

   255,000   Federal Home Loan
             Mortgage Corporation......... 6.520            1/2/02      254,672

   500,000   Federal Home Loan
             Mortgage Corporation......... 5.750           7/15/03      483,766

   475,000   Federal Home Loan
             Mortgage Corporation......... 5.125          10/15/00      415,178

   450,000   Federal National
             Mortgage Association......... 7.500           2/11/02      457,818

   250,000   Federal National
             Mortgage Association......... 6.450           4/23/01      249,970

   500,000   Federal National
             Mortgage Association......... 6.000           5/15/08      467,311

   500,000   Federal National
             Mortgage Association......... 5.960           9/11/28      420,225

The accompanying notes to the financial statements are an integral part of this schedule.
---------------------------------------------------------------------------
                                                          December 31, 1999   65

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


Principal    Long-Term Fixed Income           Interest     Maturity    Market
Amount       Securities (97.8%)               Rate         Date        Value
-------------------------------------------------------------------------------
U.S. Government Agency-continued
--------------------------------
  $250,000   Federal National
             Mortgage Association...........  4.720%       12/11/00    $246,253

   200,000   Resolution Funding
             Corporation....................  8.125        10/15/09     217,653

   250,000   Tennessee Valley Authority.....  6.000         3/15/13     224,764

             ------------------------------------------------------------------
             Total U.S. Government Agency..........................   4,699,095
             ------------------------------------------------------------------

U.S. Treasury Securities (31.0%)
--------------------------------
   250,000   U.S. Treasury Bonds ........... 10.375        11/15/12     303,750

   250,000   U.S. Treasury Bonds ...........  9.875        11/15/15     323,203

   350,000   U.S. Treasury Bonds ...........  8.750         5/15/17     417,813

   350,000   U.S. Treasury Bonds ...........  8.250         2/15/20     413,656

   100,000   U.S. Treasury Bonds ...........  8.125         8/15/21     114,750

   280,000   U.S. Treasury Bonds ...........  8.125         5/15/21     321,037

   475,000   U.S. Treasury Bonds ...........  8.125         8/15/19     541,203

   575,000   U.S. Treasury Bonds ...........  7.875         2/15/21     642,563

   290,000   U.S. Treasury Bonds ...........  7.625        11/15/22     318,094

   260,000   U.S. Treasury Bonds ...........  7.500        11/15/24     283,725

   275,000   U.S. Treasury Bonds ...........  7.500        11/15/16     294,164

   250,000   U.S. Treasury Bonds ...........  7.250         5/15/16     261,328

   250,000   U.S. Treasury Bonds ...........  7.125         2/15/23     260,313

   250,000   U.S. Treasury Bonds ...........  6.875         8/15/25     254,531

   300,000   U.S. Treasury Bonds ...........  6.625         2/15/27     297,094

   300,000   U.S. Treasury Bonds ...........  6.375         8/15/27     288,000

   250,000   U.S. Treasury Bonds ...........  6.250         8/15/23     235,781

   200,000   U.S. Treasury Notes............ 11.875        11/15/03     236,125

   385,000   U.S. Treasury Notes............  8.000         5/15/01     393,782

   475,000   U.S. Treasury Notes............  7.875        11/15/04     502,461

   500,000   U.S. Treasury Notes............  7.875         8/15/01     512,187

   440,000   U.S. Treasury Notes............  7.750         2/15/01     447,562

   460,000   U.S. Treasury Notes............  7.500         2/15/05     479,838

   500,000   U.S. Treasury Notes............  7.250         8/15/04     515,938

   525,000   U.S. Treasury Notes............  7.250         5/15/04     541,078

   280,000   U.S. Treasury Notes............  7.000         7/15/06     286,825

   300,000   U.S. Treasury Notes............  6.750         8/15/26     301,313

   380,000   U.S. Treasury Notes............  6.625         4/30/02     382,731

   300,000   U.S. Treasury Notes............  6.625         7/31/01     301,969

   350,000   U.S. Treasury Notes............  6.500        10/15/06     349,015

   175,000   U.S. Treasury Notes............  6.500         5/31/02     175,875

   450,000   U.S. Treasury Notes............  6.375         3/31/01     450,984

   200,000   U.S. Treasury Notes............  6.250         2/15/07     196,812

   250,000   U.S. Treasury Notes............  6.250         2/15/03     249,219

   300,000   U.S. Treasury Notes............  6.250         8/31/02     299,813

   325,000   U.S. Treasury Notes............  6.250        10/31/01     325,000

  $250,000   U.S. Treasury Notes............  6.125%        8/15/07    $243,672

   500,000   U.S. Treasury Notes............  6.000         7/31/02     497,031

   550,000   U.S. Treasury Notes............  5.875         2/15/04     540,890

   450,000   U.S. Treasury Notes............  5.875        11/30/01     447,187

    50,000   U.S. Treasury Notes............  5.875         6/30/00      50,062

   450,000   U.S. Treasury Notes............  5.750         8/15/03     440,578

   250,000   U.S. Treasury Notes............  5.750        10/31/02     246,484

   520,000   U.S. Treasury Notes............  5.625         6/30/01     523,087

   450,000   U.S. Treasury Notes............  5.500         5/31/03     437,906

   450,000   U.S. Treasury Notes............  5.500        12/31/00     447,328

   330,000   U.S. Treasury Notes............  5.250         1/31/03     322,163

   425,000   U.S. Treasury Notes............  5.250         1/31/01     421,414

   375,000   U.S. Treasury Notes............  4.750        11/15/08     330,820

             ------------------------------------------------------------------
             Total U.S. Treasury Securities........................  17,468,154
             ------------------------------------------------------------------
             Total U.S. Government Obligations.....................  22,167,249
             ------------------------------------------------------------------

Yankee Bonds (2.5%)
-------------------
   250,000   African Development
             Bank...........................  6.875        10/15/15     236,087

   500,000   Export-Import Bank of
             Korea .........................  6.500        11/15/06     473,500

   250,000   Province of Manitoba...........  6.125         1/19/04     241,222

   250,000   Province of Nova Scotia........  7.250         7/27/13     239,805

   250,000   Province of Quebec............. 11.000         6/15/15     263,563

             ------------------------------------------------------------------
             Total Yankee Bonds....................................   1,454,177
             ------------------------------------------------------------------
             Total Long-Term Fixed Income Securities
             (amortized cost basis $57,642,122).................... $55,130,151
             ------------------------------------------------------------------

Principal    Short-Term                       Interest     Maturity    Market
Amount       Investments (1.0%)               Rate (1)     Date        Value
-------------------------------------------------------------------------------
Short-Term Investments (1.0%) (1)
---------------------------------
  $541,000   Bell Atlantic Network
             Funding Corporation............  4.250%         1/6/00    $540,681

             ------------------------------------------------------------------
             Total Short-Term Investments
             (amortized cost basis $540,681).......................     540,681
             ------------------------------------------------------------------
             Total Investments (98.8%)
             (amortized cost basis $58,182,803)....................  55,670,832
             ------------------------------------------------------------------
             Other Assets, Less
             Liabilities (1.2%)....................................     690,030
             ------------------------------------------------------------------
             Net Assets (100.0%)................................... $56,360,862
             ------------------------------------------------------------------

(1) The interest rate reflects the discount rate at the date of purchase

See page 115 for a complete discussion of Investment Terms.

The accompanying notes to the financial  statements are an integral part of this schedule.
    ----------------------------------------------------------------------------
66  Bond Portfolio Schedule of Investments

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                  AAL Variable Product Money Market Portfolio
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999


          Investment Objective
          --------------------
          The Portfolio strives for maximum current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.

Principal               Commercial                                  Interest         Maturity           Market
Amount                  Paper (99.9% )                              Rate(1)          Date               Value
==================================================================================================================
$   308,000             Abbott Laboratories,
                        Inc.................................        4.000%           1/13/00              $307,589

  1,800,000             American Express
                        Company.............................        5.940             1/7/00             1,798,218

  1,489,000             American General
                        Corporation.........................        6.280             2/3/00             1,480,428

  1,621,000             AT&T Corporation....................        5.900             2/7/00             1,611,170

  1,801,000             Baltimore Gas &
                        Electric Company....................        5.880            1/13/00             1,797,470

  1,834,000             Bell Atlantic Network Funding
                        Corporation.........................  4.250-6.100        1/6-1/25/00             1,829,407

  1,700,000             BellSouth Telecommunications,
                        Inc.................................        6.030             2/4/00             1,690,319

    800,000             CIT Group, Inc......................        5.950             1/4/00               799,603

  1,386,000             Coca-Cola
                        Company (4).........................  5.880-6.100        1/6-2/10/00             1,381,734

  1,600,000             Countrywide Home
                        Loans, Inc..........................        6.050             1/3/00             1,599,462

  1,347,000             Duke Energy
                        Corporation.........................  5.000-6.100         1/3-1/6/00             1,346,108

  1,009,000             Ford Motor Credit
                        Company.............................        6.500             1/5/00             1,008,271

  1,600,000             Gannett Company (4).................        5.950            1/14/00             1,596,562

  1,712,000             General Electric Capital
                        Corporation.........................        6.000             2/8/00             1,701,157

  1,534,000             General Motors Acceptance
                        Corporation.........................  5.820-5.870            1/19/00             1,529,517

  1,212,000             Gillette Company (4)................        5.870            1/28/00             1,206,664

  1,434,000             Goldman Sachs
                        Group, L.P..........................        6.150             2/2/00             1,426,161

  1,600,000             GTE Corporation.....................        5.980            1/20/00             1,594,950

  1,700,000             Hershey Foods
                        Corporation.........................        6.030            1/31/00             1,691,458

 $1,695,000             Household Finance
                        Corporation.........................        5.960%           1/18/00            $1,690,230

  1,800,000             IBM Credit Corporation..............        4.000             1/4/00             1,799,400

  1,402,000             McGraw-Hill
                        Companies, Inc......................        6.400            1/21/00             1,397,015

  1,572,000             Mobil Corporation (4)...............        6.000            1/27/00             1,565,188

  1,600,000             New Jersey Natural
                        Gas Company.........................        5.930            1/10/00             1,597,628

  1,900,000             Proctor & Gamble
                        Company.............................        6.020             2/1/00             1,890,151

  1,701,000             R.R. Donnelley & Sons
                        Company (4).........................        5.830            1/24/00             1,694,664

  1,453,000             SBC Communications,
                        Inc. (4)............................        5.830            1/24/00             1,447,588

  1,721,000             Toyota Motor
                        Corporation.........................  5.800-5.920       1/11-1/12/00             1,717,992

  1,051,000             Transamerica Finance
                        Corporation.........................        5.900            1/21/00             1,047,555

  1,444,000             Walt Disney Company.................        5.900            1/25/00             1,438,321

  1,800,000             Wisconsin Electric Power

                        Company.............................        6.050            1/26/00             1,792,438

                        ------------------------------------------------------------------------------------------
                        Total Commercial Paper (99.9%)
                        (amortized cost $46,474,418)...............................................     46,474,418
                        ==========================================================================================
                        ------------------------------------------------------------------------------------------
                        Other Assets, Less Liabilities (0.1%).....................................          19,126
                        ==========================================================================================
                        ------------------------------------------------------------------------------------------
                        Net Assets (100.0%).......................................................     $46,493,544
                        ==========================================================================================


(1) The interest rate shown reflects the discount rate at the date of purchase.

(4) 4(2) Commercial Paper

See page 115 for a complete discussion of Investment Terms


The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  67

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


     AAL Variable Product Series Fund, Inc.
     Statement of Assets and Liabilities
     AS OF DECEMBER 31, 1999

                                                                            Small                International       Large
                                                                            Company Stock        Stock               Company Stock
                                                                            Portfolio            Portfolio           Portfolio
===================================================================================================================================
Assets
------
Investments, at cost....................................................... $227,310,148          $31,544,809        $583,898,427
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value...................................................... $226,931,125          $42,114,504        $877,672,166
Cash.......................................................................           17            1,613,953                 397
Dividends and interest receivable..........................................      113,431               40,843             775,178
Receivable for investments sold............................................      847,532                   --              71,687
Receivable fund shares sold................................................      122,380              288,123             684,075
Receivable for forward contracts...........................................           --                   --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets............................................................... $228,014,485          $44,057,423        $879,203,503
===================================================================================================================================

Liabilities
-----------
Payable for forward contracts..............................................          $--                  $--                 $--
Payable for investments purchased..........................................    1,889,689                   --           4,650,206
Income distributions payable...............................................           --                   --                  --
Payable for fund shares redeemed...........................................      109,601               13,296             566,273
Investment advisory fees payable...........................................       63,268               26,810             225,416
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities..........................................................    2,062,558               40,106           5,441,895
===================================================================================================================================

Net Assets:
----------
Capital stock-- par  value  ($0.001/share).................................       17,124                2,851              32,239
Capital stock-- additional paid-in capital.................................  227,212,755           32,493,476         579,158,146
Undistributed net investment income (loss).................................        2,737               (1,711)             18,402
Undistributed net realized gain (loss).....................................     (901,666)             954,605             779,082
Net unrealized appreciation (depreciation) on investments..................     (379,023)          10,569,695         293,773,739
Net unrealized appreciation/depreciation on foreign currency contracts.....           --                   --                  --
Net unrealized appreciation/depreciation on currency related transactions..           --               (1,599)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets...........................................................  225,951,927           44,017,317         873,761,608
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital.............................................. $228,014,485          $44,057,423        $879,203,503
===================================================================================================================================
Capital Shares Outstanding (2 billion shares authorized)...................   17,123,433            2,850,338          32,238,563
Net Asset Value Per Share..................................................       $13.20               $15.44              $27.10

    ----------------------------------------------------------------------------
68  Statement of Assets and Liabilities

                               High Yield                                Money
          Balanced             Bond                  Bond                Market
          Portfolio            Portfolio             Portfolio           Portfolio
=====================================================================================
          $664,068,474         $38,717,790          $58,182,803         $46,474,418
-------------------------------------------------------------------------------------
          $777,616,775         $32,115,893          $55,670,832         $46,474,418
                    15                 648                  272                 660
             4,035,049           1,064,823              741,678                  --
                    --                  --                   --                  --
               660,040             182,235               70,089             909,160
                    --                  --                   --                  --
-------------------------------------------------------------------------------------
          $782,311,879         $33,363,599          $56,482,871         $47,384,238
=====================================================================================

                   $--                 $--                  $--                 $--
             3,918,906             181,358                   --                  --
                    --                  --                   --               7,166
               542,670               8,228              105,332             869,990
               204,679              11,186               16,677              13,538
-------------------------------------------------------------------------------------
             4,666,255             200,772              122,009             890,694
=====================================================================================

                46,503               4,312                5,873              46,493
           655,228,423          40,699,821           59,174,345          46,447,051
                41,704               4,282                4,349                  --
             8,780,693            (943,691)            (311,734)                 --
           113,548,301          (6,601,897)          (2,511,971)                 --
                    --                  --                   --                  --
                    --                  --                   --                  --
-------------------------------------------------------------------------------------
           777,645,624          33,162,827           56,360,862          46,493,544
=====================================================================================
-------------------------------------------------------------------------------------
          $782,311,879         $33,363,599          $56,482,871         $47,384,238
=====================================================================================
            46,501,710           4,311,366            5,873,565          46,493,544
                $16.72               $7.69                $9.60               $1.00

      The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  69

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

     AAL Variable Product Series Fund, Inc.
     Statement of Operations
     FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            Small                International       Large
                                                                            Company Stock        Stock               Company Stock
                                                                            Portfolio            Portfolio           Portfolio
===================================================================================================================================
Investment Income
-----------------
Dividends..................................................................  $1,538,522            $365,623            $9,097,656
Interest...................................................................     107,946              60,601               372,977
Foreign dividend withholding...............................................          --             (41,956)                   --
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income....................................................   1,646,468             384,268             9,470,633
===================================================================================================================================

Expenses
--------
Adviser fee................................................................     684,092              69,694             2,264,468
Sub-adviser fees...........................................................          --             129,388                    --
Administrative service and pricing fees....................................      15,222              17,397                12,708
Audit and legal fees.......................................................      19,805              16,295                38,014
Custody fees...............................................................      39,505              42,764                62,352
Director fees..............................................................       3,164                 589                12,527
Printing and postage expense...............................................      30,995               5,767               122,692
SEC and state registration expense.........................................          50                  50                    50
Other expenses.............................................................         481                  89                 1,906
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement........................................     793,314             282,033             2,514,717
===================================================================================================================================
Less Reimbursement from Adviser............................................    (109,222)            (82,951)             (250,249)
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses.........................................................     684,092             199,082             2,264,468
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income......................................................     962,376             185,186             7,206,165
===================================================================================================================================

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency
--------------------------------------------------------------------------
Net realized gains (losses) on investments.................................   9,143,735           1,592,722             6,634,331
Net realized gains (losses) on foreign currency transactions...............          --              18,132                    --
Change in net unrealized appreciation/depreciation
     on investments........................................................  13,784,185           8,935,853           123,117,531
Change in net unrealized appreciation/depreciation
     on foreign currency transactions......................................          --              65,260                    --

-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses) on Investments
       and Foreign Currency................................................  22,927,920          10,611,967           129,751,862
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations...................... $23,890,296         $10,797,153          $136,958,027
===================================================================================================================================

    ----------------------------------------------------------------------------
70  Statement of Operations

                               High Yield                                Money
          Balanced             Bond                  Bond                Market
          Portfolio            Portfolio             Portfolio           Portfolio
=====================================================================================
           $4,687,550                  $--                  $--                 $--
           19,087,983            3,477,516            3,371,244           2,063,181
                   --                   --                   --                  --
-------------------------------------------------------------------------------------
           23,775,533            3,477,516            3,371,244           2,063,181
=====================================================================================

            2,115,998               46,981              176,714             138,690
                   --               78,302                   --                  --
               37,930                5,573               12,229                 835
               36,143               14,000               14,969              10,466
               73,923                4,783                9,516               5,555
               11,308                  488                  833                 677
              110,753                4,784                8,152               6,627
                   50                   50                   50                  50
                1,720                   74                  127                 103
-------------------------------------------------------------------------------------
            2,387,825              155,035              222,590             163,003
=====================================================================================
             (271,827)             (29,752)             (45,876)            (24,313)
-------------------------------------------------------------------------------------
            2,115,998              125,283              176,714             138,690
=====================================================================================
-------------------------------------------------------------------------------------
           21,659,535            3,352,233            3,194,530           1,924,491
=====================================================================================

           24,466,362             (714,794)            (218,330)                 --
                   --                   --                   --                  --

           25,038,159           (4,118,676)          (3,618,272)                 --

                   --                   --                   --                  --
-------------------------------------------------------------------------------------
           49,504,521           (4,833,470)          (3,836,602)                 --
=====================================================================================
-------------------------------------------------------------------------------------
          $71,164,056          $(1,481,237)           $(642,072)         $1,924,491
=====================================================================================

      The accompanying notes to the financial statements are an integral part of this schedule.
----------------------------------------------------------------------------
                                                           December 31, 1999  71

                    AAL VARIABLE PRODUCT ANNUAL REPORT


                    AAL Variable Product Series Fund, Inc.
                      Statement of Changes in Net Assets

                                                                             Small Company                  International
                                                                            Stock Portfolio                 Stock Portfolio
                                                                    -----------------------------  -------------------------------
                                                                     Year Ended       Year Ended     Period Ended (a)  Year Ended
                                                                      12/31/98         12/31/99          12/31/98       12/31/99
=================================================================================================  ===============================
Operations
----------
Net investment income.............................................     $993,833         $962,376         $133,806        $185,186
Net realized gains (losses) on investments........................   31,291,369        9,143,735         (382,552)      1,592,722
Net realized gains (losses) on foreign currency transactions......           --               --          (86,325)         18,132
Change in net unrealized appreciation/depreciation on investments.  (33,956,589)      13,784,185          909,869       8,935,853
Change in net unrealized appreciation/depreciation on
        foreign currency transactions.............................           --               --          657,114          65,260
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations...   (1,671,387)      23,890,296        1,231,912      10,797,153
==================================================================================================================================

Distributions to Shareholders
-----------------------------
From net investment income........................................     (999,834)        (963,974)          (1,042)       (251,468)
From net realized gains...........................................  (31,505,205)     (10,325,815)              --        (255,565)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders...............................  (32,505,039)     (11,289,789)          (1,042)       (507,033)
==================================================================================================================================

Fund Share Transactions
-----------------------
Purchases of fund shares..........................................   58,516,806       26,941,433       14,856,874      19,515,711
Income dividends reinvested.......................................      999,834          963,974              302         161,668
Capital gains reinvested..........................................   31,505,205       10,325,815               --         164,302
Redemption of fund shares.........................................  (11,452,507)     (23,200,366)        (493,395)     (1,709,135)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Fund Share Transactions              79,569,338       15,030,856       14,363,781      18,132,546
==================================================================================================================================

Net Increase in Net Assets                                           45,392,912       27,631,363       15,594,651      28,422,666
==================================================================================================================================

Net Assets Beginning of Period                                      152,927,652      198,320,564               --      15,594,651
==================================================================================================================================

Net Assets End of Period                                           $198,320,564     $225,951,927      $15,594,651     $44,017,317
==================================================================================================================================

Accumulated Undistributed Net Investment Income                          $4,335           $2,737         $132,764         $(1,711)
==================================================================================================================================

(a) Since March 2, 1998.

    ----------------------------------------------------------------------------
72  Statement of Changes in Net Assets

       Large Company                     Balanced                          High Yield                           Bond
      Stock Portfolio                   Portfolio                       Bond Portfolio                        Portfolio
------------------------------  ------------------------------  -------------------------------  ------------------------------
   Year Ended      Year Ended      Year Ended      Year Ended    Period Ended(a)     Year Ended      Year Ended    Year Ended
    12/31/98        12/31/99        12/31/98        12/31/99         12/31/98          12/31/99        12/31/98      12/31/99
------------------------------  ------------------------------  -------------------------------  ------------------------------
   $5,338,992      $7,206,165    $14,398,460      $21,659,535       $1,914,894      $3,352,233      $2,001,026      $3,194,530
    1,543,018       6,634,331     12,604,950       24,466,362         (228,897)       (714,794)        (50,207)       (218,330)
           --              --             --               --               --              --              --              --
  103,777,073     123,117,531     48,279,299       25,038,159       (2,483,221)     (4,118,676)        641,462      (3,618,272)

           --              --             --               --               --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  110,659,083     136,958,027     75,282,709       71,164,056         (797,224)     (1,481,237)      2,592,281        (642,072)
===============================================================================================================================

   (5,336,089)     (7,204,678)   (14,369,203)     (21,651,007)      (1,912,864)     (3,349,981)     (2,000,563)     (3,192,127)
     (346,756)     (7,160,556)    (8,256,035)     (20,059,509)              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
   (5,682,845)    (14,365,234)   (22,625,238)     (41,710,516)      (1,912,864)     (3,349,981)     (2,000,563)     (3,192,127)
===============================================================================================================================

  165,392,423     202,498,001    185,868,086      201,101,016       31,385,553      12,496,944      22,670,325      21,644,488
    5,336,089       7,204,678     14,369,203       21,651,007          438,864       1,573,980       1,895,857       3,192,127
      346,756       7,160,556      8,256,035       20,059,509               --              --              --              --
  (22,165,710)    (38,055,406)   (22,315,220)     (39,956,363)      (1,148,875)     (4,042,333)     (9,660,392)     (6,848,722)
-------------------------------------------------------------------------------------------------------------------------------
  148,909,558     178,807,829    186,178,104      202,855,169       30,675,542      10,028,591      14,905,790      17,987,893
===============================================================================================================================

  253,885,796     301,400,622    238,835,575      232,308,709       27,965,454       5,197,373      15,497,508      14,153,694
===============================================================================================================================

  318,475,190     572,360,986    306,501,340      545,336,915               --      27,965,454      26,709,660      42,207,168
===============================================================================================================================

 $572,360,986    $873,761,608   $545,336,915     $777,645,624      $27,965,454     $33,162,827     $42,207,168     $56,360,862
===============================================================================================================================

      $16,915         $18,402        $33,176          $41,704           $2,030          $4,282          $1,946          $4,349
===============================================================================================================================

(a) Since March 2, 1998.


  The accompanying notes to the financial statements are an integral part of this schedule.
---------------------------------------------------------------------------
                                                          December 31, 1999   73

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                    AAL Variable Product Series Fund, Inc.
                    Statement of Changes in Net Assets - continued


                                                                                                Money Market
                                                                                                 Portfolio
                                                                                      ------------------------------
                                                                                          Year Ended   Year Ended
                                                                                           12/31/98     12/31/99
====================================================================================================================
Operations
----------
Net investment income................................................................    $1,507,113      $1,924,491
Net realized gains (losses) on investments...........................................            --              --
Net realized gains (losses) on currency transactions.................................            --              --
Change in net unrealized appreciation/depreciation on investments....................            --              --
Change in net unrealized appreciation/depreciation on foreign currency transactions..            --              --
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations......................     1,507,113       1,924,491
====================================================================================================================

Distributions to Shareholders
-----------------------------
From net investment income...........................................................    (1,507,113)     (1,924,491)
From net realized gains..............................................................            --              --
--------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders..................................................    (1,507,113)     (1,924,491)
====================================================================================================================

Fund Share Transactions
-----------------------
Purchases of fund shares.............................................................   191,480,061     183,896,728
Income dividends reinvested..........................................................     1,506,393       1,921,848
Capital gains reinvested.............................................................            --              --
Redemption of fund shares............................................................  (184,875,885)   (172,895,894)
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Fund Share Transactions..............................     8,110,569      12,922,682
====================================================================================================================

Net Increase in Net Assets...........................................................     8,110,569      12,922,682
====================================================================================================================

Net Assets Beginning of Period.......................................................    25,460,293      33,570,862
====================================================================================================================

Net Assets End of Period.............................................................   $33,570,862     $46,493,544
====================================================================================================================

Accumulated Undistributed Net Investment Income......................................           $--             $--
====================================================================================================================


The accompanying notes to the financial  statements are an integral part of this schedule.
     ---------------------------------------------------------------------------
74   Statement of Changes in Net Assets

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                    AAL Variable Product Series Fund, Inc.
                            Notes to Financial Statements
                                  AS OF DECEMBER 31, 1999


(A)  Organization
-----------------

The AAL Variable Product Series Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended, as an open-ended diversified management company. The Fund is a "series" fund consisting of seven separate investment portfolios (known as the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Portfolios, collectively the "Portfolios"). Shares of the Fund are currently sold only to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, and the AAL Variable Life Account I (the "Variable Accounts") to fund benefits under certificates of membership related to the variable insurance contracts issued by Aid Association for Lutherans ("AAL") and as investment options in the AAL Employee Savings Plan in the International Stock, Large Company Stock, and High Yield Bond Portfolios.

(B)  Significant Accounting Policies
------------------------------------

Valuation of Investments Securities traded on national securities exchanges and NASDAQ are valued at the last reported sales price. Fixed income securities are valued at market using quotations provided by an independent pricing service. The Money Market Portfolio, and other Portfolios which hold money market instruments with a remaining maturity of 60 days or less, value securities at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Directors.

Foreign Currency Translation The books and records of the Portfolios are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. However, for federal income tax purposes the portfolio does treat as ordinary income the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts In connection with purchases and sales of securities denominated in foreign currencies, the International Stock Portfolio may enter into forward currency contracts. Additionally, the International Stock Portfolio may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these forward contracts, the International Stock Portfolio could be exposed to foreign currency fluctuations.

Federal Income Taxes No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and intends to distribute to shareholders as dividends, substantially all the net investment income and net realized capital gains, if any, of the Fund. As of December 31, 1999, the Small Company stock portfolio has capital loss carry forwards of $901,666 expiring in 2007. The High Yield Bond Portfolio has capital loss carryforwards of $228,897 expiring in 2006 and $714,794 expiring in 2007. The Bond Portfolio has loss carryforwards of $2,188 expiring in 2003; $7,782 expiring in 2004; $22,408 expiring in 2005; $61,026 expiring in 2006 and $218,330 expiring in 2007. It is management's intention to make no distribution of any future realized capital gains related to these Portfolios until the federal income tax capital loss carryforwards are exhausted.

Distributions to Shareholders All of the Portfolios intend to distribute all their net investment income and net realized capital gains, if any, as dividends. The Small Company Stock, Large Company Stock, Balanced, High Yield Bond and Bond Portfolios expect to declare and pay net investment income dividends monthly and net realized capital gains, if any, annually. The Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly. The International Stock Portfolio expects to declare and pay income and net realized capital gains annually. Dividends to shareholders are recorded on the ex-dividend date.

Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Expenses The Funds are charged for those expenses that are directly attributed to each Portfolio, such as advisory, custodian, and shareholder service fees. Expenses that are not directly attributable to a Portfolio are typically allocated among the Fund's Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Other For financial statement purposes investment transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis and includes accretion of discounts. Realized gains and losses from investment transactions are determined on a specific cost identification basis.


----------------------------------------------------------------------------
                                                           December 31, 1999  75

(C)  Investment Advisory Fees and Transactions with Related Parties
-------------------------------------------------------------------

For the year ended December 31, 1999, the Fund was entered into an investment advisory agreement with AAL relating to the management of the Portfolios and paid an investment advisory fee as compensation for services to the Fund. The fee was a daily charge equal to an annual rate of 0.35% of the average daily net assets up to $250 million and 0.30% of the average daily net assets in excess of that amount for the Small Company Stock, Large Company Stock, Balanced, Bond and Money Market Portfolios; 0.80% of the daily net assets for the International Portfolio; and 0.40% of the average daily net assets for the High Yield Bond Portfolio.

The Fund had also entered into an investment Sub-Advisory Agreement with AAL Capital Management Corporation (AAL CMC) for the High Yield Bond Portfolio. The sub-advisory fee, which was paid by AAL, was equal to an annual fee of 0.25% of average daily net assets. Additionally, the Fund had entered into a sub-advisory agreement with Oechsle International Advisors, L.L.C. (Sub-Advisor) for the International Stock Portfolio. The sub-advisory fee, which was paid by AAL, was equal to an annual fee of 0.54% of assets under management for the first $20 million, 0.45% of assets under management for the next $30 million and 0.36% for assets under management over $50 million.

Effective January 1, 2000, the Board of Directors approved the transfer of the Investment Advisory responsibilities from AAL to AAL CMC, an affiliate of AAL. Therefore, the sub-advisory agreement with AAL CMC was terminated as of December 31, 1999. The Fund has since entered into an amended and restated investment advisory agreement with AAL CMC relating to the management of the Portfolios and will be paid an investment advisory fee as compensation for services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets up to $250 million and 0.30% of the average daily net assets in excess of that amount for the Small Company Stock, Large Company Stock, Balanced, Bond and Money Market Portfolios; 0.80% of the daily net assets for the International Portfolio; 0.40% of the daily net assets for the High Yield Bond Portfolio. Additionally, AAL CMC has entered into an amended and restated sub-advisory agreement with Oechsle International Advisors L.L.C. (Sub-Advisor) for the International Stock Portfolio. The sub-advisory fee, which is paid by AAL CMC, is equal to an annual fee of 0.54% of assets under management for the first $20 million, 0.45% of assets under management for the next $30 million and 0.36% for assets under management over $50.

Certain officers and directors of the Fund are also officers of AAL and AAL CMC. For the period ended December 31, 1999, directors of the Fund not affiliated with AAL or AAL CMC received director fees in the aggregate amount of $30,000. No remuneration has been paid by the Fund to officers or directors affiliated with AAL or AAL CMC. At December 31, 1999, all of the shares of each Portfolio are owned by AAL, the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I, and the AAL Employee Savings Plan.

(D)  Line of Credit
-------------------

The Fund has an available line of credit of $5 million and a standby line of credit of $15 million. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets of the portfolio and must be only from a bank as a temporary measure for extraordinary or emergency purposes. The Fund pays a facility fee related to the line of credit of 0.05% per annum of the average amount of available line of credit, such fee to be paid quarterly in arrears on the last day of each and every March, June, September and December. Borrowings under this agreement bear interest prior to maturity either at a floating rate per annum, which approximates the then current prime commercial rate with changes in the interest rate by virtue of a change in such prime commercial rate, or, at the Fund's request, if the Bank so agrees, at a short term fixed rate of interest.

(E)  Capital Share Transactions
-------------------------------

Transactions in Fund shares for the years ended December 31, 1998 and December 31, 1999, were as follows:

                                             Small Company Stock Portfolio
                                            --------------------------------
                                             Year Ended          Year Ended
                                              12/31/98            12/31/99
================================================================================
Shares sold                                  3,841,755            2,179,850
Reinvested distributions                     2,680,258              874,191
Shares redeemed                               (797,140)          (1,930,192)
--------------------------------------------------------------------------------
Net Increase                                 5,724,873            1,123,849
================================================================================

                                                 International Portfolio
                                            --------------------------------
                                             Period Ended        Year Ended
                                                12/31/98          12/31/99
================================================================================
Shares sold                                   1,459,457          1,557,451
Reinvested distributions                             27             21,126
Shares redeemed                                 (48,010)         (139,713)
--------------------------------------------------------------------------------
Net Increase                                  1,411,474          1,438,864
================================================================================

                                              Large Company Stock Portfolio
                                            --------------------------------
                                             Year Ended          Year Ended
                                              12/31/98            12/31/99
================================================================================
Shares sold                                   8,178,403           8,226,938
Reinvested distributions                        274,516             556,094
Shares redeemed                              (1,098,049)         (1,533,126)
--------------------------------------------------------------------------------
Net Increase                                  7,354,870           7,249,906
================================================================================

                                                   Balanced Portfolio
                                            --------------------------------
                                             Year Ended          Year Ended
                                              12/31/98            12/31/99
================================================================================
Shares sold                                  12,360,090          12,249,850
Reinvested distributions                      1,465,150           2,523,068
Shares redeemed                              (1,482,283)         (2,428,486)
--------------------------------------------------------------------------------
Net Increase                                 12,342,957          12,344,432
================================================================================


    ----------------------------------------------------------------------------
76  Notes to Financial Statements

                                               High Yield Bond Portfolio
                                            --------------------------------
                                             Period Ended        Year Ended
                                               12/31/98           12/31/99
================================================================================
Shares sold                                    3,199,146          1,478,180
Reinvested distributions                          47,812            190,956
Shares redeemed                                 (121,973)          (482,755)
--------------------------------------------------------------------------------
Net Increase                                   3,124,985          1,186,381
================================================================================

                                                      Bond Portfolio
                                            --------------------------------
                                             Year Ended          Year Ended
                                              12/31/98            12/31/99
================================================================================
Shares sold                                   2,199,861           2,162,923
Reinvested distributions                        184,608             323,358
Shares redeemed                                (941,937)           (687,663)
--------------------------------------------------------------------------------
Net Increase                                  1,442,532           1,798,618
================================================================================

                                                 Money Market Portfolio
                                            --------------------------------
                                             Year Ended          Year Ended
                                              12/31/98            12/31/99
================================================================================
Shares sold                                  191,480,061         183,896,729
Reinvested distributions                       1,506,393           1,921,847
Shares redeemed                             (184,875,885)       (172,895,894)
--------------------------------------------------------------------------------
Net Increase                                   8,110,569          12,922,682
================================================================================

(F)  Investment Transactions
----------------------------

For the year ended December 31, 1999, the cost of investment securities purchased and the proceeds from investment securities sold (not including short-term investments and U.S. Government Obligations) were as follows:

Portfolio                                      Purchases           Sales
================================================================================
Small Company Stock                          $ 63,676,437        $59,476,584
International Stock                            26,383,678         10,981,171
Large Company Stock                           192,323,372         19,316,743
Balanced                                      210,877,708         77,992,271
High Yield Bond                                21,902,377         13,041,797
Bond                                           18,192,458          5,638,568
--------------------------------------------------------------------------------

For the year ended December 31, 1999, the Portfolios purchased and sold the following in U.S. Government Obligations:

Portfolio                                      Purchases            Sales
================================================================================
Balanced                                     $ 46,339,980        $22,290,566
Bond                                            8,886,777          3,891,324
--------------------------------------------------------------------------------

The gross and net unrealized appreciation and depreciation on investments at December 31, 1999, were as follows:

                                                                Net Unrealized
                                                                 Appreciation
Portfolio                  Appreciation      (Depreciation)     (Depreciation)
================================================================================
Small Company Stock        $ 49,948,884       $(50,731,011)      $   (782,127)
International Stock          12,381,424         (1,814,096)        10,567,328
Large Company Stock         338,473,640        (44,761,121)       293,712,519
Balanced                    150,305,233        (36,990,230)       113,315,003
High Yield                      253,406         (6,867,787)        (6,614,381)
Bond                             36,937         (2,548,908)        (2,511,971)
--------------------------------------------------------------------------------

As of December 31, 1999, the cost of investments for federal tax purposes for each of the Portfolios was as follows:

================================================================================
Small Company Stock                                              $227,713,252
International Stock                                                31,547,176
Large Company Stock                                               583,959,647
Balanced                                                          664,301,772
High Yield Bond                                                    38,730,274
Bond                                                               58,182,803
Money Market                                                       46,474,418
--------------------------------------------------------------------------------

Any differences between book and tax are due to wash sale losses.


----------------------------------------------------------------------------
                                                           December 31, 1999  77

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                      AAL Variable Product Series Fund, Inc.
                      Financial Highlights

                      The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented, which should be read in conjunction with the financial statements and the related notes.

                                                                              Small Company Stock Portfolio
                                                            ------------------------------------------------------------------
                                                            Year Ended    Year Ended  Year Ended     Year Ended   Period Ended
                                                              12/31/99      12/31/98    12/31/97       12/31/96   12/31/95 (c)
==============================================================================================================================
Net Asset Value: Beginning of Period                                $12.40      $14.88    $12.54        $10.99        $ 10.00
==============================================================================================================================

Income from Investment Operations
---------------------------------

Net investment income                                                 0.06        0.08      0.11          0.12           0.08
Net realized and unrealized gain (loss) on investments                1.43       (0.13)     3.05          1.86           0.99
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      1.49       (0.05)     3.16          1.98           1.07
==============================================================================================================================

Less Distributions from
-----------------------

Net investment income                                                (0.06)      (0.08)    (0.11)        (0.12)         (0.07)
Net realized capital gains                                           (0.63)      (2.35)    (0.71)        (0.31)         (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (0.69)      (2.43)    (0.82)        (0.43)         (0.08)
==============================================================================================================================
Net increase (decrease) in net asset value                            0.80       (2.48)     2.34          1.55           0.99

Net Asset Value: End of Period                                      $13.20      $12.40     $14.88        $12.54        $ 10.99
==============================================================================================================================
Total return (a)                                                     12.19%       0.14%     25.37%       18.19%        10.70%
Net assets, end of period (in thousands)                          $225,952    $198,321   $152,928      $70,209       $15,666
Ratio of expenses to average net assets (b)                           0.35%       0.35%      0.35%        0.35%         0.35%
Ratio of net investment income (loss) to average net assets (b)       0.49%       0.55%      0.81%        1.14%         1.43%
Portfolio turnover rate                                              30.51%     103.70%     29.65%       20.14%         2.85%
==============================================================================================================================
If the Portfolio had paid all of their expenses without the adviser's  voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (b)                           0.41%       0.43%      0.45%        0.75%         1.37%
Ratio of net investment income (loss) to average net assets (b)       0.44%       0.47%      0.71%        0.74%         1.41%

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. The Portfolios are reported as year-to-date total returns.
(b) Calculated on an annualized basis.
(c) From commencement of operations on June 14, 1995.
(d) Since inception on March 2, 1998.


    ----------------------------------------------------------------------------
78  Financial Highlights

 International Stock Portfolio                              Large Company Stock Portfolio
-------------------------------       ----------------------------------------------------------------

 Year Ended  Period Ended             Year Ended   Year Ended   Year Ended   Year Ended   Period Ended
  12/31/99    2/31/98 (d)              12/31/99     12/31/98     12/31/97      12/31/96   12/31/95 (c)
=====================================================================================================
    $11.05        $10.00                $22.90       $18.06      $13.83        $11.51         $10.00
=====================================================================================================


      0.06          0.09                  0.25         0.24        0.23          0.23           0.11
      4.51          0.96                  4.42         4.85        4.25          2.34           1.52
-----------------------------------------------------------------------------------------------------
      4.57          1.05                  4.67         5.09        4.48          2.57           1.63
=====================================================================================================


     (0.09)           --                 (0.25)       (0.24)      (0.23)        (0.23)         (0.11)
     (0.09)           --                 (0.22)       (0.01)      (0.02)        (0.02)         (0.01)
-----------------------------------------------------------------------------------------------------
     (0.18)           --                 (0.47)       (0.25)      (0.25)        (0.25)         (0.12)
=====================================================================================================
      4.39          1.05                  4.20         4.84        4.23          2.32           1.51

    $15.44        $11.05                $27.10       $22.90      $18.06        $13.83         $11.51
=====================================================================================================
     41.50%        10.41%                20.52%       28.36%      32.59%        22.47%         16.39%
   $44,017       $15,595              $873,762     $572,361    $318,475      $120,089        $23,138
      0.80%         0.80%                 0.32%        0.33%       0.35%         0.35%          0.35%
      0.74%         1.25%                 1.01%        1.20%       1.48%         1.97%          2.27%
     45.08%        32.66%                 2.74%        1.49%       1.00%         1.77%          0.47%
======================================================================================================

      1.13%         1.30%                   0.35%        0.38%       0.43%         0.63%         1.26%
      0.41%         0.75%                   0.98%        1.15%       1.39%         1.69%         1.37%

----------------------------------------------------------------------------
                                                           December 31, 1999  79

                      AAL Variable Product Series Fund, Inc.
                      Financial Highlights-continued

                      The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented and should be read in conjunction with the financial statements and the related notes.

                                                                                     Balanced Portfolio
                                                               ------------------------------------------------------------------
                                                               Year Ended   Year Ended   Year Ended   Year Ended     Period Ended
                                                                 12/31/99     12/31/98     12/31/97     12/31/96     12/31/95 (c)
=================================================================================================================================
Net Asset Value: Beginning of Period                               $15.97       $14.05       $11.96       $10.92          $10.00
=================================================================================================================================

Income from Investment Operations
---------------------------------

Net investment income                                                0.53         0.50         0.46         0.41            0.22
Net realized and unrealized gain (loss) on investments               1.19         2.17         2.09         1.05            0.92
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     1.72         2.67         2.55         1.46            1.14
=================================================================================================================================

Less Distributions from
-----------------------

Net investment income                                               (0.53)       (0.50)       (0.46)       (0.41)          (0.21)
Net realized capital gains                                          (0.44)       (0.25)          --        (0.01)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (0.97)       (0.75)       (0.46)       (0.42)          (0.22)
=================================================================================================================================
Net increase (decrease) in net asset value                           0.75         1.92         2.09         1.04            0.92

Net Asset Value:  End of Period                                    $16.72       $15.97       $14.05       $11.96          $10.92
=================================================================================================================================
Total return (a)                                                    11.00%       19.27%       21.71%       13.65%          11.46%
Net assets, end of period (in thousands)                         $777,646     $545,337     $306,501     $126,518         $28,759
Ratio of expenses to average net assets (b)                          0.32%        0.33%        0.35%        0.35%           0.35%
Ratio of net investment income (loss) to average net assets (b)      3.26%        3.38%        3.62%        3.89%           4.07%
Portfolio turnover rate                                             16.91%       21.39%        6.86%        5.43%           2.29%

=================================================================================================================================
If the Portfolio had paid all of their expenses without the adviser's  voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (b)                          0.36%        0.39%        0.43%        0.60%           1.15%
Ratio of net investment income (loss) to average net assets (b)      3.22%        3.32%        3.53%        3.65%           3.27%

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. The Portfolios are reported as year-to-date total returns.
(b) Calculated on an annualized basis.
(c) From commencement of operations on June 14, 1995.
(d) Since inception on March 2, 1998.

    ----------------------------------------------------------------------------
80  Financial Highlights

  High Yield Bond Portfolio                          Bond Portfolio
---------------------------    ------------------------------------------------------------
  Year Ended  Period Ended     Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
   12/31/99   12/31/98 (d)      12/31/99    12/31/98    12/31/97    12/31/96   12/31/95 (c)
===========================================================================================
       $8.95       $10.00          $10.36     $10.15        $9.90      $10.23       $10.00
===========================================================================================


        0.89         0.74            0.62       0.64         0.64        0.63         0.34
       (1.26)       (1.05)          (0.76)      0.21         0.25       (0.33)        0.23
-------------------------------------------------------------------------------------------
       (0.37)       (0.31)          (0.14)      0.85         0.89        0.30         0.57
===========================================================================================


       (0.89)       (0.74)          (0.62)     (0.64)       (0.64)      (0.63)       (0.34)
          --           --              --         --           --          --           --
-------------------------------------------------------------------------------------------
       (0.89)       (0.74)          (0.62)     (0.64)       (0.64)      (0.63)       (0.34)
===========================================================================================
       (1.26)       (1.05)          (0.76)      0.21         0.25       (0.33)        0.23

       $7.69        $8.95           $9.60     $10.36       $10.15       $9.90       $10.23
===========================================================================================
       (4.45%)      (3.25%)         (1.35%)     8.59%        9.37%       3.10%        5.80%
     $33,163      $27,965         $56,361    $42,207      $26,710     $17,666       $9,363
        0.40%        0.40%           0.35%      0.35%        0.35%       0.35%        0.35%
       10.70%        9.54%           6.33%      6.26%        6.55%       6.51%        6.54%
       44.33%       25.43%          19.50%     18.29%       18.41%      11.65%        6.51%
===========================================================================================
        0.50%        0.54%           0.44%      0.48%        0.52%       0.68%        1.25%
       10.61%        9.40%           6.23%      6.13%        6.38%       6.18%        5.64%

----------------------------------------------------------------------------
                                                           December 31, 1999  81

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Product Series Fund, Inc.
                      Financial Highlights-continued

                      The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented and should be read in conjunction with the financial statements and the related notes.

                                                                                       Money Market Portfolio
                                                                  ------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended    Period Ended
                                                                    12/31/99     12/31/98     12/31/97     12/31/96     12/31/95 (c)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value: Beginning of Period                                   $1.00        $1.00        $1.00        $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------

Net investment income                                                   0.05         0.05         0.05         0.05            0.03
Net realized and unrealized gains (losses) on investments                 --           --           --           --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        0.05         0.05         0.05         0.05            0.03
===================================================================================================================================

Less Distributions from
-----------------------

Net investment income                                                  (0.05)       (0.05)       (0.05)       (0.05)          (0.03)
Net realized capital gains                                                --           --           --           --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.05)       (0.05)       (0.05)       (0.05)          (0.03)
===================================================================================================================================
Net increase (decrease) in net asset value                                --           --           --           --              --

Net Asset Value: End of Period                                         $1.00        $1.00        $1.00         $1.00          $1.00
===================================================================================================================================
Total return (a)                                                        4.94%        5.31%        5.33%        5.23%           3.02%
Net assets, end of period (in thousands)                             $46,494      $33,571      $25,460      $17,125          $7,045
Ratio of expenses to average net assets (b)                             0.35%        0.35%        0.35%        0.35%           0.35%
Ratio of net investment income (loss) to average net assets (b)         4.85%        5.20%        5.24%        5.10%           5.71%
Portfolio turnover rate                                                  N/A          N/A          N/A          N/A             N/A
===================================================================================================================================
If the Portfolio had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (b)                             0.41%        0.44%        0.46%        0.65%           1.40%
Ratio of net investment income (loss) to average net assets (b)         4.79%        5.11%        5.13%        4.80%           4.66%

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. The Portfolios are reported as year-to-date total returns.

(b) Calculated on an annualized basis.

(c) From commencement of operations on June 14, 1995.


    ----------------------------------------------------------------------------
82  Financial Highlights

                      AAL Variable Product Series Fund, Inc.
                      Report of Independent Auditors


To the Directors and Shareholders
The AAL Variable Product Series Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The AAL Variable Products Series Fund, Inc. (comprised of the Small Company Stock Portfolio, International Stock Portfolio, Large Company Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Bond Portfolio and Money Market Portfolio) as of December 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The AAL Variable Product Series Fund, Inc. as of December 31, 1999, and the results of its operations, changes in net assets and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP


Milwaukee, Wisconsin

January 25, 2000

----------------------------------------------------------------------------
                                                           December 31, 1999  83

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Annuity Account I
                      Statement of Net Assets
                      AS OF DECEMBER 31, 1999


================================================================================


Assets
------
Investments, in AAL Variable Product Series Fund, Inc.:
  Small Company Stock Subaccount:
    Small Company Stock Portfolio, 16,946,710 shares at net asset value of $13.20 per share (cost $227,514,953).. $  223,613,738

  International Stock Subaccount:
    International Stock Portfolio, 1,401,360 shares at net asset value of $15.44 per share (cost $17,035,412)....     21,641,121

  Large Company Stock Subaccount:
    Large Company Stock Portfolio, 31,176,419 shares at net asset value of $27.10 per share (cost $558,420,420)..    844,974,977

  Balanced Subaccount:
    Balanced Portfolio, 46,162,029 shares at net asset value of $16.72 per share (cost $653,433,007).............    771,962,035

  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 2,013,503 shares at net asset value of $7.69 per share (cost $17,770,424).........     15,487,660

  Bond Subaccount:
    Bond Portfolio, 5,843,358 shares at net asset value of $9.60 per share (cost $58,954,472)....................     56,071,288

  Money Market Subaccount:
    Money Market Portfolio, 44,134,066 shares at net asset value of $1.00 per share (cost $44,134,066)...........     44,134,066
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $1,577,262,754)                                                                            1,977,884,885
===================================================================================================================================

Liabilities                                                                                                                   --
-----------

-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                        $1,977,884,885
===================================================================================================================================


                                                                                Unit                 Units            Extended
                                                                                                     Value            Value
===================================================================================================================================
Net Assets are represented by:
 Small Company Stock Subaccount.............................................   12,901,178            $17.34       $  223,613,738
 International Stock Subaccount.............................................    1,416,941             15.27           21,641,121
 Large Company Stock Subaccount.............................................   30,677,434             27.54          844,974,977
 Balanced Subaccount........................................................   40,066,882             19.26          771,962,035
 High Yield Bond Subaccount.................................................    1,713,656              9.04           15,487,660
 Bond Subaccount............................................................    4,636,639             12.10           56,071,288
 Money Market Subaccount....................................................   37,007,522              1.19           44,134,066

-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                  $1,977,884,885
===================================================================================================================================


The accompanying notes to the financial statements are an integral part of this statement.
   ----------------------------------------------------------------------------
84 Statement of Net Assets

                      This Page Intentionally Left Blank


----------------------------------------------------------------------------
                                                           December 31, 1999 85

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Annuity Account I
                      Statement of Operations
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                        Small
                                                                                        Company         International
                                                                                        Stock           Stock
                                                                        Combined        Subaccount      Subaccount
========================================================================================================================
Investment Income
-----------------

Dividends.............................................................  $ 36,147,903    $   958,192     $  123,100
Capital gain distributions............................................    37,192,202     10,221,672        125,093
------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   73,340,105     11,179,864        248,193
========================================================================================================================

Expenses-mortality and expense risk charges...........................    21,132,247      2,495,149        123,061
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                     52,207,858      8,684,715        125,132
========================================================================================================================

Net Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------

Net realized gain (loss) from investment transactions.................     1,550,706        872,095         68,477
Change in unrealized appreciation/depreciation of investments.........   158,538,141     11,603,317      4,439,435
------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                                           160,088,847     12,475,412      4,507,912
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                       $212,296,705    $21,160,127     $4,633,044
========================================================================================================================


   -----------------------------------------------------------------------------
86 Statement of Operations

         Large                      High
         Company                    Yield                      Money
         Stock        Balanced      Bond          Bond         Market
         Subaccount   Subaccount    Subaccount    Subaccount   Subaccount
 ===========================================================================

        $  7,021,760  $21,586,713  $ 1,377,729   $ 3,185,206   $1,895,203
           6,926,084   19,919,353           --            --           --
 ---------------------------------------------------------------------------
          13,947,844   41,506,066    1,377,729     3,185,206    1,895,203
 ===========================================================================

           8,872,062    8,356,925      160,377       633,517      491,156
 ---------------------------------------------------------------------------
           5,075,782   33,149,141    1,217,352     2,551,689    1,404,047
 ===========================================================================



             393,418      570,262     (303,031)      (50,515)          --
         119,150,763   28,823,575   (1,704,175)   (3,774,774)          --
 ---------------------------------------------------------------------------
         119,544,181   29,393,837   (2,007,206)   (3,825,289)          --
 ----------------------------------------------------------------------------


        $124,619,963  $62,542,978  $  (789,854)  $(1,273,600)  $1,404,047
 ===========================================================================


The accompanying notes to the financial statements are an integral part of this statement.
----------------------------------------------------------------------------
                                                           December 31, 1999 87

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                        AAL Variable Annuity Account I
                      Statement of Changes in Net Assets
                FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                        Small
                                                                                        Company       International
                                                                                        Stock         Stock
                                                                         Combined       Subaccount    Subaccount
===================================================================================================================
Net Assets at January 1, 1998.....................................    $  824,995,246   $152,921,460     $        --
===================================================================================================================

Increase (Decrease) in Net Assets
---------------------------------
Net investment income (loss)......................................        50,354,150     30,112,329         (24,966)
Net realized gain (loss) from investment transactions.............         1,515,394        323,308           5,756
Change in unrealized appreciation/depreciation of investments.....       121,795,866    (34,473,969)        166,275
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations......................................................       173,665,410     (4,038,332)        147,065
===================================================================================================================

Capital Share Transactions
--------------------------
Transfers of net premiums.........................................       446,760,777     36,097,357       2,316,310
Transfers of death benefits.......................................        (7,628,131)      (679,754)         (3,264)
Transfers of surrenders...........................................       (28,535,620)    (4,204,730)        (67,246)
Transfers between subaccounts.....................................        (6,667,442)    17,726,566       2,038,022
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
  Capital Share Transactions......................................       403,929,584     48,939,439       4,263,822
===================================================================================================================
Total Increase in Net Assets......................................       577,594,994     44,901,107       4,430,887
===================================================================================================================
Net Assets at December 31, 1998...................................     1,402,590,240    197,822,567       4,430,887
===================================================================================================================

Increase (Decrease) in Net Assets
---------------------------------
Net investment income.............................................        52,207,858      8,684,715         125,132
Net realized gain (loss) from investment transactions.............         1,550,706        872,095          68,477
Change in unrealized appreciation/depreciation of investments.....       158,538,141     11,603,317       4,439,435
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations.................................................       212,296,705     21,160,127       4,633,044
===================================================================================================================

Capital Share Transactions
--------------------------
Transfers of net premiums.........................................       435,244,449     18,054,575       6,036,067
Transfers of death benefits.......................................       (12,423,414)      (819,611)        (16,590)
Transfers of surrenders...........................................       (50,522,977)    (5,679,928)       (223,557)
Transfers between subaccounts.....................................        (9,300,118)    (6,923,992)      6,781,270
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
  Capital Share Transactions......................................       362,997,940      4,631,044      12,577,190
===================================================================================================================
Total Increase in Net Assets......................................       575,294,645     25,791,171      17,210,234
===================================================================================================================
Net Assets at December 31, 1999...................................    $1,977,884,885   $223,613,738     $21,641,121
===================================================================================================================

88 Statement of Changes in Net Assets

                                  Large                         High
                                  Company                       Yield                       Money
                                  Stock          Balanced       Bond          Bond          Market
                                  Subaccount     Subaccount     Subaccount    Subaccount    Subaccount
=========================================================================================================
                                  $318,474,657   $306,498,548   $        --   $21,636,485   $  25,464,096
=========================================================================================================

                                         7,425     17,218,897       385,244     1,516,881       1,138,340
                                       781,967        410,315       (29,023)       23,071              --
                                   103,931,509     52,220,247      (578,590)      530,394              --
---------------------------------------------------------------------------------------------------------

                                   104,720,901     69,849,459      (222,369)    2,070,346       1,138,340
=========================================================================================================


                                    96,013,937    109,087,355     5,915,724     9,671,632     187,658,462
                                    (2,616,157)    (3,041,335)     (135,787)     (717,906)       (433,928)
                                    (9,700,141)   (11,852,374)     (186,188)   (1,120.954)     (1,403,987)
                                    63,304,559     74,187,172     4,626,832    10,641,929    (179,192,522)
---------------------------------------------------------------------------------------------------------

                                   147,002,198    168,380,818    10,220,581    18,474,701       6,628,025
=========================================================================================================
                                   251,723,099    238,230,277     9,998,212    20,545,047       7,766,365
=========================================================================================================
                                   570,197,756    544,728,825     9,998,212    42,181,532      33,230,461
=========================================================================================================


                                     5,075,782     33,149,141     1,217,352     2,551,689       1,404,047
                                       393,418        570,262      (303,031)      (50,515)             --
                                   119,150,763     28,823,575    (1,704,175)   (3,774,774)             --
---------------------------------------------------------------------------------------------------------

                                   124,619,963     62,542,978      (789,854)   (1,273,600)      1,404,047
=========================================================================================================


                                   104,121,690    119,968,776     4,715,743    12,240,979     170,106,619
                                    (3,310,953)    (7,311,640)      (87,823)     (598,806)       (277,991)
                                   (18,492,496)   (20,824,575)     (570,420)   (1,875,901)     (2,856,100)
                                    67,839,017     72,857,671     2,221,802     5,397,084    (157,472,970)
---------------------------------------------------------------------------------------------------------

                                   150,157,258    164,690,232     6,279,302    15,163,356       9,499,558
=========================================================================================================
                                   274,777,221    227,233,210     5,489,448    13,889,756      10,903,605
=========================================================================================================
                                  $844,974,977   $771,962,035   $15,487,660   $56,071,288   $  44,134,066
=========================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

                                                            December 31, 1999 89

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Annuity Account I
                      Notes to Financial Statements
                      AS OF DECEMBER 31, 1999

Note 1.   Summary of Significant Accounting Policies
----------------------------------------------------

The AAL Variable Annuity Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium deferred variable annuity certificates.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2.   Expense Charges
-------------------------

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. A certificate maintenance charge of $25 per certificate year is deducted to reimburse AAL for administrative expenses related to the contract. This fee is waived if the sum of premiums received by AAL less the sum of any withdrawals and withdrawal charges from the certificate is $5,000 or more at the time the deduction would be made. In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. The certificate owner may make two transfers from one or more subaccounts to other subaccounts or the fixed account in each certificate year, but thereafter, each transfer is subject to a $10 transfer charge.

Note 3.   Federal Income Taxes
------------------------------

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4.   Investment Transactions
---------------------------------

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                        Year ended December 31, 1999
                                                           Purchases        Sales
------------------------------------------------------------------------------------
Small Company Stock Subaccount................            $ 23,649,930   $10,334,171
International Stock Subaccount................              13,358,551       656,230
Large Company Stock Subaccount................             155,912,979       679,939
Balanced Subaccount...........................             199,336,940     1,497,567
High Yield Bond Subaccount....................               9,130,531     1,633,878
Bond Subaccount...............................              20,688,756     2,973,712
Money Market Subaccount.......................              54,975,789    44,067,709
------------------------------------------------------------------------------------
Combined......................................            $477,053,476   $61,843,206
====================================================================================

                                                        Year ended December 31, 1998
------------------------------------------------------------------------------------
Small Company Stock Subaccount................            $ 80,794,911   $ 1,743,142
International Stock Subaccount................               4,521,028       262,171
Large Company Stock Subaccount................             148,687,401     1,677,778
Balanced Subaccount...........................             186,914,944     1,315,229
High Yield Bond Subaccount....................              11,283,057       677,232
Bond Subaccount...............................              21,910,913     1,919,329
Money Market Subaccount.......................              58,441,701    50,676,008
------------------------------------------------------------------------------------
Combined......................................            $512,553,955   $58,270,889
====================================================================================

90  Notes to Financial Statements

Note 5.   Summary of Changes from Unit Transactions
---------------------------------------------------

Transactions in units of each subaccount were as follows:

                                         Units Sold               Units Redeemed               Net Increase
                                  -------------------------- -------------------------- --------------------------
                                     Units        Amount        Units        Amount        Units        Amount
                                  -------------------------- -------------------------- --------------------------
Year ended December 31, 1999
Small Company Stock Subaccount...   1,166,367  $ 18,054,575      911,654  $ 13,423,531      254,713  $  4,631,044
International Stock Subaccount...   1,031,240    12,817,336       19,657       240,146    1,011,583    12,577,190
Large Company Stock Subaccount...   6,920,531   171,960,708      880,318    21,803,450    6,040,213   150,157,258
Balanced Subaccount..............  10,604,229   192,826,447    1,545,063    28,136,215    9,059,166   164,690,232
High Yield Bond Subaccount.......     739,641     6,937,545       70,308       658,243      669,333     6,279,302
Bond Subaccount..................   1,442,135    17,638,062      202,922     2,474,706    1,239,213    15,163,356
Money Market Subaccount.......... 145,438,322   170,106,619  137,311,199   160,607,061    8,127,123     9,499,558
-----------------------------------------------------------  -------------------------- --------------------------
Combined......................... 167,342,465  $590,341,292  140,941,121  $227,343,352   26,401,344  $362,997,940
===========================================================  ========================== ==========================

Year ended December 31, 1998
Small Company Stock Subaccount...   3,304,007  $ 53,823,923      317,688  $  4,884,484    2,986,319  $ 48,939,439
International Stock Subaccount...     412,234     4,354,332        6,877        70,510      405,357     4,283,822
Large Company Stock Subaccount...   7,797,598   159,318,496      606,251    12,316,298    7,191,347   147,002,198
Balanced Subaccount..............  11,388,627   183,274,527      925,222    14,893,709   10,463,405   168,380,818
High Yield Bond Subaccount.......   1,078,107    10,542,556       33,784       321,975    1,044,323    10,220,581
Bond Subaccount..................   1,682,099    20,313,561      153,730     1,838,860    1,528,369    18,474,701
Money Market Subaccount.......... 166,630,005   187,658,462  160,769,420   181,030,437    5,860,585     6,628,025
-----------------------------------------------------------  -------------------------- --------------------------
Combined......................... 192,292,677  $619,285,857  162,812,972  $215,356,273   29,479,705  $403,929,584
===========================================================  ========================== ==========================

                                                           December 31, 1999  91

Note 6.   Net Assets
--------------------

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1999, consisted of:

                                                                     Small
                                                                    Company
                                                                     Stock
                                                    Combined      Subaccount
                                                --------------- --------------
Paid-in capital..............................    $1,452,968,940  $179,575,258
Accumulated undistributed net investment
  income.....................................       121,148,969    46,713,402
Accumulated undistributed net realized gain
  (loss) from investment transactions........         3,144,845     1,226,293
Net unrealized appreciation (depreciation)
  of investments.............................       400,622,131    (3,901,215)
                                                --------------- -------------
Net Assets...................................    $1,977,884,885  $223,613,738
                                                =============== =============

92  Notes to Financial Statements

                                                                   Large                        High
                                                 International    Company                      Yield                      Money
                                                     Stock         Stock        Balanced        Bond         Bond        Market
                                                  Subaccount     Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
                                                --------------- ------------ ------------- ------------- ------------ -------------
Paid-in capital..............................      $16,861,013  $550,840,094  $595,351,621  $16,499,882  $53,545,264   $40,295,808
Accumulated undistributed net investment
  income.....................................          100,165     6,389,772    57,056,879    1,602,596    5,447,897     3,838,258
Accumulated undistributed net realized gain
  (loss) from investment transactions........           74,234     1,190,554     1,024,507     (332,054)     (38,689)           --
Net unrealized appreciation (depreciation)
  of investments.............................        4,605,709   286,554,557   118,529,028   (2,282,764)  (2,883,184)           --
                                                --------------- ------------ ------------- ------------- ------------ -------------
Net Assets...................................      $21,641,121  $844,974,977  $771,962,035  $15,487,660  $56,071,288   $44,134,066
                                                =============== ============ ============= ============= ============ =============

                                                           December 31, 1999  93

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Annuity Account I
                      Report of Independent Auditors



The Board of Directors and Certificate Owners
Aid Association for Lutherans

We have audited the accompanying statement of net assets of the AAL Variable Annuity Account I (the account) (comprising, respectively, the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Subaccounts) as of December 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 1999, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                       Ernst & Young LLP

Milwaukee, Wisconsin
January 26, 2000

94  Report of Independent Auditors

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Annuity Account II
                      Statement of Net Assets
                      AS OF DECEMBER 31, 1999

==================================================================================================================================
Assets
------
Investments in AAL Variable Product Series Fund, Inc.:
  Small Company Stock Subaccount:
    Small Company Stock Portfolio, 47,340 shares at net asset value of $13.20 per share (cost $612,248)............    $   624,734

  International Stock Subaccount:
    International Stock Portfolio, 25,494 shares at net asset value of $15.44 per share (cost $362,983)............        393,701
  Large Company Stock Subaccount:
    Large Company Stock Portfolio, 152,202 shares at net asset value of $27.10 per share (cost $4,003,460).........      4,124,971

  Balanced Subaccount:
    Balanced Portfolio, 189,914 shares at net asset value of $16.72 per share (cost $3,180,292)....................      3,175,732

  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 25,903 shares at net asset value of $7.69 per share (cost $200,715).................        199,235

  Bond Subaccount:
    Bond Portfolio, 16,327 shares at net asset value of $9.60 per share (cost $159,483)............................        156,696

  Money Market Subaccount:
    Money Market Portfolio, 1,798,099 shares at net asset value of $1.00 per share (cost $1,798,099)...............      1,798,099
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $10,317,280)                                                                                    10,473,168
==================================================================================================================================

Liabilities                                                                                                                     --
-----------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                             $10,473,168
==================================================================================================================================

                                                                                                              Unit       Extended
                                                                                                   Units      Value      Value
==================================================================================================================================
Net Assets are represented by:
 Small Company Stock Subaccount.............................................................        36,036    $17.34   $   624,734
 International Stock Subaccount.............................................................        25,778     15.27       393,701
 Large Company Stock Subaccount.............................................................       149,769     27.54     4,124,971
 Balanced Subaccount........................................................................       164,845     19.26     3,175,732
 High Yield Bond Subaccount.................................................................        22,046      9.04       199,235
 Bond Subaccount............................................................................        12,956     12.10       156,696
 Money Market Subaccount....................................................................     1,507,483      1.19     1,798,099
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                       $10,473,168
==================================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.
----------------------------------------------------------------------------
                                                           December 31, 1999  95

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                      AAL Variable Annuity Account II
                      Statement of Operations
                      FOR THE PERIOD AUGUST 2, 1999/(1)/ TO DECEMBER 31, 1999

                                                                                       Small
                                                                                       Company        International
                                                                                       Stock          Stock
                                                                         Combined      Subaccount     Subaccount
===================================================================================================================
Investment Income
-----------------
Dividends............................................................    $ 42,153        $   442        $ 2,225
Capital gain distributions...........................................     138,304         27,964          2,262
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   180,457         28,406          4,487
===================================================================================================================

Expenses-mortality and expense risk charges...........................     12,673            609            374
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                     167,784         27,797          4,113
===================================================================================================================
Net Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------
Net realized gain (loss) from investment transactions.................      7,165             16             47
Change in unrealized appreciation/depreciation of investments.........    155,888         12,486         30,718
-------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                                            163,053         12,502         30,765
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                                         $330,837        $40,299        $34,878
===================================================================================================================

/(1)/ Commencement of operations

    ----------------------------------------------------------------------------
96  Statement of Operations

       Large                    High
       Company                  Yield                     Money
       Stock       Balanced     Bond         Bond         Market
       Subaccount  Subaccount   Subaccount   Subaccount   Subaccount
============================================================================
         $  5,211     $14,509      $ 3,002      $ 1,435      $15,329
           31,823      76,255           --           --           --
----------------------------------------------------------------------------
           37,034      90,764        3,002        1,435       15,329
============================================================================

            3,996       3,740          225          179        3,550

----------------------------------------------------------------------------
           33,038      87,024        2,777        1,256       11,779
============================================================================


            6,507       1,316         (697)         (24)          --
          121,511      (4,560)      (1,480)      (2,787)          --
----------------------------------------------------------------------------
          128,018      (3,244)      (2,177)      (2,811)          --
----------------------------------------------------------------------------
         $161,056     $83,780      $   600      $(1,555)     $11,779
============================================================================

The accompanying notes to the financial statements are an integral part of this statement
---------------------------------------------------------------------------
                                                          December 31, 1999   97

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL Variable Annuity Account II
                      Statement of Changes in Net Assets
                      FOR THE PERIOD AUGUST 2, 1999/(1)/ TO DECEMBER 31, 1999


                                                                                         Small
                                                                                         Company      International
                                                                                         Stock        Stock
                                                                             Combined    Subaccount   Subaccount
====================================================================================================================
Net Assets at July 26, 1999                                                $       --      $     --   $          --
====================================================================================================================

Increase (Decrease) in Net Assets
---------------------------------

Net investment income.................................................         167,784       27,797           4,113
Net realized gain (loss) from investment transactions.................           7,165           16              47
Change in unrealized appreciation (depreciation) of investments.......         155,888       12,486          30,718
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                                   330,837       40,299          34,878
====================================================================================================================

Capital Share Transactions
--------------------------

Transfers of net premiums.............................................      10,709,656      294,345         298,661
Transfers of death benefits...........................................              --           --              --
Transfers of surrenders...............................................        (145,857)      (6,554)         (3,591)
Transfers between subaccounts.........................................        (421,468)     296,644          63,753
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
  Capital Share Transactions                                                10,142,331      584,435         358,823
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                10,473,168      624,734         393,701
====================================================================================================================
Net Assets at December 31, 1999                                            $10,473,168     $624,734        $393,701
====================================================================================================================

/(1)/ Commencement of operations

    ----------------------------------------------------------------------------
98  Statement of Changes in Net Assets

        Large                     High
        Company                   Yield                      Money
        Stock        Balanced     Bond         Bond          Market
        Subaccount   Subaccount   Subaccount   Subaccount    Subaccount
===========================================================================
        $       --   $       --     $     --   $       --    $       --
===========================================================================


            33,038       87,024        2,777        1,256        11,779
             6,507        1,316         (697)         (24)           --
           121,511       (4,560)      (1,480)      (2,787)           --
---------------------------------------------------------------------------

           161,056       83,780          600       (1,555)       11,779
===========================================================================


         2,372,827    1,750,753      164,758       97,758     5,730,554
                --           --           --           --            --
           (32,076)     (19,042)      (3,025)      (1,013)      (80,556)

         1,623,164    1,360,241       36,902       61,506    (3,863,678)
---------------------------------------------------------------------------

         3,963,915    3,091,952      198,635      158,251     1,786,320
===========================================================================
---------------------------------------------------------------------------
         4,124,971    3,175,732      199,235      156,696     1,798,099
===========================================================================
        $4,124,971   $3,175,732     $199,235     $156,696   $ 1,798,099
===========================================================================

The accompanying notes to the financial statements are an integral part of this statement.

----------------------------------------------------------------------------
                                                           December 31, 1999  99

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                        AAL Variable Annuity Account II
                        Notes to Financial Statements
                        AS OF DECEMBER 31, 1999


Note 1. Summary of Significant Accounting Policies
--------------------------------------------------

The AAL Variable Annuity Account II (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund single premium immediate variable annuity certificates. The Account commenced operations on August 2, 1999.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Expense Charges
-----------------------

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. There is a daily charge based on a percentage of each portfolio's average daily net asset value that is payable to the portfolio's investment advisor. The certificate owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed. In addition, each certificate has an indirect withdrawal and surrender charge. The net amount received upon surrender is the commuted value, which for the fixed account is calculated using a maximum interest rate of 2% higher than the maximum valuation interest rate for single premium immediate annuities for the year and state in which the certificate was issued. For the variable subaccounts, the commuted value is calculated using an interest rate of 1% greater than the assumed investment return selected.

Note 3. Federal Income Taxes
----------------------------

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions
-------------------------------

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                   Period July 26, 1999 to
                                   December 31, 1999
                                ---------------------------
Year ended December 31, 1999       Purchases       Sales
-----------------------------------------------------------
Small Company Stock Subaccount..  $   613,064    $      832
International Stock Subaccount..      363,671           734
Large Company Stock Subaccount..    4,100,556       103,604
Balanced Subaccount.............    3,223,466        44,490
High Yield Bond Subaccount......      215,142        13,729
Bond Subaccount.................      177,983        18,475
Money Market Subaccount.........    3,891,629     2,093,529
-----------------------------------------------------------
Combined........................  $12,585,511    $2,275,393
===========================================================


    ----------------------------------------------------------------------------

100 Notes to Financial Statements

Note 5. Summary of Changes from Unit Transactions
-------------------------------------------------

Transactions in units of each subaccount were as follows:

                                            Units Sold                 Units Redeemed              Net Increase
                                    =================================================================================
                                         Units        Amount         Units        Amount        Units        Amount
                                    ==========================  =========================  ==========================
Period August 2, 1999 to
  December 31, 1999
Small Company Stock Subaccount......     37,021    $   595,208          985    $   10,773       36,036    $   584,435
International Stock Subaccount......     26,688        366,211          910         7,388       25,778        358,823
Large Company Stock Subaccount......    153,745      4,054,856        3,976        90,941      149,769      3,963,915
Balanced Subaccount.................    171,938      3,188,458        7,093        96,506      164,845      3,091,952
High Yield Bond Subaccount..........     22,427        202,120          381         3,485       22,046        198,635
Bond Subaccount.....................     13,104        160,068          148         1,817       12,956        158,251
Money Market Subaccount.............  4,880,394      5,730,535    3,372,911     3,944,215    1,507,483      1,786,320
--------------------------------------------------------------  -------------------------  --------------------------
Combined............................  5,305,317    $14,297,456    3,386,404    $4,155,125    1,918,913    $10,142,331
==============================================================  =========================  ==========================


---------------------------------------------------------------------------
                                                          December 31, 1999 101

Note 6. Net Assets
------------------

The Account has an unlimited number of annuity units authorized with no par value. Net assets as of December 31, 1999, consisted of:

                                                                                     Small
                                                                                     Company
                                                                                     Stock
                                                                     Combined        Subaccount
                                                                   =============    ===========
Paid-in capital..................................................    $10,142,331       $584,435
Accumulated undistributed net investment income (loss)...........        167,784         27,797
Accumulated undistributed net realized gain (loss)
 from investment transactions....................................          7,165             16
Net unrealized appreciation (depreciation) of investments........        155,888         12,486
                                                                   -------------    -----------
Net Assets.......................................................    $10,473,168       $624,734
                                                                   =============    ===========


    ----------------------------------------------------------------------------
102 Notes to Financial Statements

                  Large                     High
  International   Company                   Yield                     Money
  Stock           Stock        Balanced     Bond         Bond         Market
  Subaccount      Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
 ==============  ===========  ===========  ===========  ===========  ===========
   $358,823       $3,963,915   $3,091,952     $198,635     $158,251   $1,786,320
      4,113           33,038       87,024        2,777        1,256       11,779
         47            6,507        1,316         (697)         (24)          --
     30,718          121,511       (4,560)      (1,480)      (2,787)          --
 --------------  -----------  -----------  -----------  -----------  -----------
   $393,701       $4,124,971   $3,175,732     $199,235     $156,696   $1,798,099
 ==============  ===========  ===========  ===========  ===========  ===========


---------------------------------------------------------------------------
                                                          December 31, 1999 103

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                        AAL Variable Annuity Account II
                        Report of Independent Auditors



The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Annuity Account II (the Account) (comprising, respectively, the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for the period August 2, 1999 (date operations commenced) to December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account II at December 31, 1999, and the results of their operations and changes in their net assets for the period August 2, 1999 (date operations commenced) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP

Milwaukee, Wisconsin

January 26, 2000


    ----------------------------------------------------------------------------
104 Report of Independent Auditors

                      AAL VARIABLE ANNUAL PROPERTY REPORT

       AAL Variable Life Account I
       Statement of Net Assets
       AS OF DECEMBER 31, 1999

===================================================================================================================================
Assets
------
Investments in AAL Variable Product Series Fund, Inc.:
  Small Company Stock Subaccount:
    Small Company Stock Portfolio, 129,383 shares at net asset value of $13.20 per share (cost $1,607,082).......   $1,707,261
  International Stock Subaccount:
    International Stock Portfolio, 38,781 shares at net asset value of $15.44 per share (cost $468,787)..........      598,889
  Large Company Stock Subaccount:
    Large Company Stock Portfolio, 294,706 shares at net asset value of $27.10 per share (cost $6,886,614).......    7,987,516
  Balanced Subaccount:
    Balanced Portfolio, 149,767 shares at net asset value of $16.72 per share (cost $2,418,463)..................    2,504,497
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 35,966 shares at net asset value of $7.69 per share (cost $306,556)...............      276,622
  Bond Subaccount:
    Bond Portfolio, 13,880 shares at net asset value of $9.60 per share (cost $139,013)..........................      133,185
  Money Market Subaccount:
    Money Market Portfolio, 568,546 shares at net asset value of $1.00 per share (cost $568,546).................      568,546

------------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $12,395,061)                                                                                13,776,516
====================================================================================================================================

Liabilities                                                                                                                 --
-----------
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                                                         $13,776,516
----------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Unit                 Extended
                                                                                Units            Value                Value
====================================================================================================================================
Net Assets are represented by:
  Small Company Stock Subaccount...........................................    167,815          $10.17              $1,707,261
  International Stock Subaccount...........................................     41,283           14.50                 598,889
  Large Company Stock Subaccount...........................................    591,677           13.49               7,987,516
  Balanced Subaccount......................................................    206,124           12.15               2,504,497
  High Yield Bond Subaccount...............................................     30,335            9.11                 276,622
  Bond Subaccount..........................................................     12,715           10.47                 133,185
  Money Market Subaccount..................................................    524,426            1.08                 568,546

------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                   $13,776,516
====================================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.
----------------------------------------------------------------------------
Statement of Net Assets                                   December 31, 1999 105

                      AAL VARIABLE ANNUAL PROPERTY REPORT

       AAL Variable Life Account I
       Statement of Operations
       FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                       Small
                                                                                       Company          International
                                                                                       Stock            Stock
                                                                   Combined            Subaccount       Subaccount
=================================================================================================================================
Investment Income
-----------------

Dividends.....................................................      $149,782             $5,339           $4,546
Capital gain distributions....................................       207,012             76,179            2,180

---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                              356,794             81,518            6,726
=================================================================================================================================


Expenses--mortality and expense risk charges..................        61,066              7,642            2,006

---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                295,728             73,876            4,720
=================================================================================================================================

Net Realized and Unrealized Gain (Loss) on Investments:
------------------------------------------------------
Net realized gain (loss) from investment transactions.........        18,674            (10,167)             673
Change in unrealized appreciation/depreciation
of investments................................................     1,106,202            122,760          121,948

---------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                                     1,124,876            112,593          122,621
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
    Resulting from Operations                                     $1,420,604           $186,469         $127,341
=================================================================================================================================

    ----------------------------------------------------------------------------
106 Statement of Net Assets

Large                                   High
Company                                 Yield                                   Money
Stock               Balanced            Bond                Bond                Market
Subaccount          Subaccount          Subaccount          Subaccount          Subaccount
================================================================================================
 $49,411              $49,785             $21,256              $5,486             $13, 959
  64,752               63,901                  --                  --                   --

------------------------------------------------------------------------------------------------
 114,163              113,686              21,256               5,486               13,959
================================================================================================
  35,287               11,023               1,456                 639                3,013

------------------------------------------------------------------------------------------------
  78,876              102,663              19,800               4,847               10,946
================================================================================================

  26,751                4,239              (2,374)               (448)                  --
 838,100               58,709             (29,663)             (5,652)                  --
------------------------------------------------------------------------------------------------
 864,851               62,948             (32,037)             (6,100)                  --
================================================================================================
------------------------------------------------------------------------------------------------

$943,727             $165,611            $(12,237)            $(1,253)             $10,946
================================================================================================


The accompanying notes to the financial statements are an integral part of this statement.
---------------------------------------------------------------------------
                                                          December 31, 1999  107

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


               AAL Variable Life Account I
               Statement of Changes in Net Assets
               FOR THE PERIOD MAY 15, 1998/(1)/ TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                           Small
                                                                                           Company         International
                                                                                           Stock           Stock
                                                                          Combined         Subaccount      Subaccount
---------------------------------------------------------------------------------------------------------------------------------
Net assets at May 15, 1998                                             $       --        $       --        $     --
---------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets
----------------------
Net investment income (loss)..................................             99,827            77,099            (176)
Net realized (loss) gain from investment transactions.........             (4,662)           (3,185)           (123)
Change in unrealized appreciation/depreciation of investments.            275,254           (22,581)          8,154
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                      370,419            51,333           7,855
---------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
--------------------------
Transfers of net premiums.....................................          3,640,935           290,822          77,057
Transfers of surrenders and terminations......................             (1,720)             (662)            (60)
Transfers of policy loans.....................................             (2,000)               --              --
Cost of insurance and administrative charges..................           (187,962)          (32,944)         (6,043)
Transfers between subaccounts................................              (7,508)          183,254          34,151
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Capital
   Share Transactions                                                   3,441,745           440,470         105,105
---------------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                            3,812,164           491,803         112,960
---------------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1998                                         3,812,164           491,803         112,960
---------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets
----------------------
Net investment income.........................................            295,728            73,876           4,720
Net realized (loss) gain from investment transactions.........             18,674           (10,167)            673
Change in unrealized appreciation/depreciation of investments.          1,106,202           122,760         121,948
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    1,420,604           186,469         127,341
---------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
--------------------------
Transfers of net premiums.....................................         10,280,205           886,595         259,456
Transfers of maturities.......................................             (6,563)           (1,328)           (461)
Transfers of surrenders and terminations......................             (4,906)           (1,000)           (298)
Transfers of policy loans.....................................            (56,725)          (17,699)         (1,552)
Cost of insurance and administrative charges..................         (1,607,932)         (255,086)        (61,749)
Transfers between subaccounts.................................            (60,331)          417,507         163,192
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Capital
   Share Transactions                                                   8,543,748         1,028,989         358,588
---------------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                            9,964,352         1,215,458         485,929
---------------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1999                                       $13,776,516        $1,707,261        $598,889
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Commencement of operations

     ---------------------------------------------------------------------------
108  Statement of Changes in Net Assets

    Large                          High
    Company                        Yield                     Money
    Stock           Balanced       Bond         Bond         Market
    Subaccount      Subaccount     Subaccount   Subaccount   Subaccount
------------------------------------------------------------------------
     $       --      $       --    $      --    $     --     $     --
------------------------------------------------------------------------



          4,585          12,601        1,306         319        4,093
            (41)           (987)        (330)          4           --
        262,802          27,325         (271)       (175)          --
------------------------------------------------------------------------
        267,346          38,939          705         148        4,093
------------------------------------------------------------------------



      1,046,253         297,821       34,981       5,477    1,888,524
           (808)             --         (185)         --           (5)
             --          (2,000)          --          --           --
        (79,926)        (26,503)      (2,647)       (701)     (39,198)
        929,832         296,472       36,256      21,018   (1,508,491)
------------------------------------------------------------------------

      1,895,351         565,790       68,405      25,794      340,830
------------------------------------------------------------------------

      2,162,697         604,729       69,110      25,942      344,923
------------------------------------------------------------------------

      2,162,697         604,729       69,110      25,942      344,923
------------------------------------------------------------------------



         78,876         102,663       19,800       4,847       10,946
         26,751           4,239       (2,374)       (448)          --
        838,100          58,709      (29,663)     (5,652)          --

------------------------------------------------------------------------
        943,727         165,611      (12,237)     (1,253)      10,946
------------------------------------------------------------------------



      3,393,404       1,397,983      158,002      79,922    4,104,843
         (2,887)         (1,740)        (147)         --           --
         (1,815)         (1,301)        (291)       (101)        (100)
        (34,857)         (1,278)      (1,167)       (172)          --
       (833,652)       (300,884)     (23,802)    (14,663)    (118,096)
      2,360,899         641,377       87,154      43,510   (3,773,970)
------------------------------------------------------------------------

      4,881,092       1,734,157      219,749     108,496      212,677
------------------------------------------------------------------------

      5,824,819       1,899,768      207,512     107,243      223,623
------------------------------------------------------------------------

     $7,987,516      $2,504,497    $ 276,622    $133,185     $568,546
------------------------------------------------------------------------

          The accompanying notes to the financial statements are an integral part of this statement.

--------------------------------------------------------------------------
                                                         December 31, 1999   109

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


          AAL Variable Life Account I
          Notes to Financial Statements
          AS OF DECEMBER 31, 1999


Note 1.  Summary of Significant Accounting Policies
---------------------------------------------------

The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates. The Account commenced operations on May 15, 1998.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of the AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2.  Expense Charges
------------------------

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL's fraternal activities. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.

Note 3.  Federal Income Taxes
-----------------------------

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4.  Investment Transactions
--------------------------------

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                 Year ended December 31, 1999
                                             -----------------------------------
                                                  Purchases          Sales
================================================================================
Small Company Stock Subaccount.....              $ 1,178,696       $   75,833
International Stock Subaccount.....                  371,193            7,884
Large Company Stock Subaccount.....                5,103,390          143,422
Balanced Subaccount................                1,876,892           40,071
High Yield Bond Subaccount.........                  259,485           19,936
Bond Subaccount....................                  120,606            7,263
Money Market Subaccount............                2,609,988        2,386,318
--------------------------------------------------------------------------------
Combined...........................              $11,520,250       $2,680,727
================================================================================

                                                     Period May 15, 1998
                                                    to December 31, 1998
                                             -----------------------------------
                                                  Purchases          Sales
================================================================================
Small Company Stock Subaccount.....               $  530,246        $ 12,675
International Stock Subaccount.....                  105,905             976
Large Company Stock Subaccount.....                1,902,143           2,206
Balanced Subaccount................                  641,271          62,882
High Yield Bond Subaccount.........                   74,579           4,869
Bond Subaccount....................                   26,411             298
Money Market Subaccount............                1,259,772         914,896
--------------------------------------------------------------------------------
Combined...........................               $4,540,327        $998,802
================================================================================


     ---------------------------------------------------------------------------
110  Notes to Financial Statements

Note 5.  Summary of Changes from Unit Transactions
--------------------------------------------------

Transactions in units of each subaccount were as follows:


                                             Units Sold               Units Redeemed               Net Increase
                                     =========================   =========================   =========================
                                         Units       Amount         Units       Amount          Units       Amount
                                     =========================   =========================   =========================
Year ended December 31, 1999

Small Company Stock Subaccount....      145,382    $1,309,175        31,807      $280,186       113,575    $1,028,989
International Stock Subaccount....       36,215       426,046         5,948        67,458        30,267       358,588
Large Company Stock Subaccount....      473,725     5,764,329        75,101       883,237       398,624     4,881,092
Balanced Subaccount...............      179,038     2,047,769        28,186       313,612       150,852     1,734,157
High Yield Bond Subaccount........       26,076       246,172         2,985        26,423        23,091       219,749
Bond Subaccount...................       11,757       123,426         1,485        14,930        10,272       108,496
Money Market Subaccount...........    3,870,816     4,104,843     3,680,326     3,892,166       190,490       212,677
--------------------------------------------------------------   -------------------------   -------------------------
Combined..........................    4,743,009   $14,021,760     3,825,838    $5,478,012       917,171    $8,543,748
==============================================================   =========================   =========================

                                             Units Sold               Units Redeemed               Net Increase
                                     =========================   =========================   =========================
                                         Units       Amount         Units       Amount          Units       Amount
                                     =========================   =========================   =========================
Period May 15, 1998 to
  December 31, 1998

Small Company Stock Subaccount.......    58,402      $474,076         4,162       $33,606        54,240      $440,470
International Stock Subaccount.......    11,681       111,208           665         6,103        11,016       105,105
Large Company Stock Subaccount.......   201,345     1,976,085         8,292        80,734       193,053     1,895,351
Balanced Subaccount..................    58,110       594,293         2,838        28,503        55,272       565,790
High Yield Bond Subaccount...........     7,555        71,237           311         2,832         7,244        68,405
Bond Subaccount......................     2,512        26,495            69           701         2,443        25,794
Money Market Subaccount.............. 1,848,895     1,888,524     1,514,959     1,547,694       333,936       340,830
--------------------------------------------------------------   -------------------------   -------------------------
Combined                              2,188,500    $5,141,918     1,531,296    $1,700,173       657,204    $3,441,745
==============================================================   =========================   =========================


---------------------------------------------------------------------------
                                                          December 31, 1999  111

Note 6. Net Assets
------------------

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1999, consisted of:

                                                                    Small
                                                                    Company
                                                                    Stock
                                                      Combined      Subaccount
================================================================================
Paid-in capital.................................... $13,781,388     $1,757,489
Accumulated undistributed net investment income....  (1,400,340)      (137,055)
Accumulated undistributed net realized gain
(loss) from investment transactions................      14,013        (13,352)
Net unrealized appreciation (depreciation) of
  investments......................................   1,381,455        100,179
                                                    -----------     ----------
Net assets......................................... $13,776,516     $1,707,261
                                                    ===========     ==========


     ---------------------------------------------------------------------------
112  Notes to Financial Statements

                   Large                     High
    International  Company                   Yield                   Money
    Stock          Stock        Balanced     Bond        Bond        Market
    Subaccount     Subaccount   Subaccount   Subaccount  Subaccount  Subaccount
================================================================================
    $531,485       $7,690,022   $2,627,334   $314,603    $149,654    $ 710,801
     (63,248)        (830,118)    (212,123)    (5,343)    (10,198)    (142,255)
         550           26,710        3,252     (2,704)       (443)          --
     130,102        1,100,902       86,034    (29,934)     (5,828)          --
    --------       ----------   ----------   --------    --------    ---------
    $598,889       $7,987,516   $2,504,497   $276,622    $133,185    $ 568,546
    ========       ==========   ==========   ========    ========    =========


---------------------------------------------------------------------------
                                                          December 31, 1999  113

                      AAL VARIABLE PRODUCTS ANNUAL REPORT



          AAL Variable Life Account I
          Report of Independent Auditors



The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Life Account I (the Account) (comprising, respectively, the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Subaccounts) as of December 31, 1999, and the related statements of operations for the year then ended and changes in net assets for the period May 15, 1998 (date operations commenced) to December 31, 1998 and for the year ended December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Life Account I at December 31, 1999, and the results of their operations for the year then ended, and changes in their net assets for the period May 15, 1998 (date operations commenced) to December 31, 1998 and for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                                            Ernst & Young LLP

Milwaukee, Wisconsin

January 26, 2000


     ---------------------------------------------------------------------------
114  Report of Independent Auditors

                     A NOTE ON FORWARD-LOOKING STATEMENTS


Except for the historical information contained in the foregoing reports on each of the Portfolios, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Portfolio in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Portfolio to differ materially from the projected results for the Portfolio, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Portfolio.

GLOSSARY OF TERMS

* Non income-producing security -- A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

(2) 144A security -- A 144A security is a security that is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) Security in default -- A security in default is a security that has missed its last interest payment.

(4) 4(2) Commercial paper -- 4(2) commercial paper is a security that has not been fully registered with the SEC. Because the security has not been fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


---------------------------------------------------------------------------
                                                          December 31, 1999  115

                      This Page Intentionally Left Blank

                         Board of Directors    John O. Gilbert - Chairman of the Board
                                               F. Gregory Campbell
                                               Woodrow E. Eno
                                               Richard L. Gady
                                               John H. Pender
                                               Edward W. Smeds
                                               Lawrence M. Woods

                                   Officers    Robert G. Same - President
                                               James H. Abitz - Vice President
                                               Woodrow E. Eno - Vice President
                                               Charles D. Gariboldi - Treasurer
                                               Frederick D. Kelsven - Secretary

        Investment Adviser & Transfer Agent    Aid Association for Lutherans
                                               4321 North Ballard Road.
                                               Appleton, WI 54919-0001

Sub-Adviser (International Stock Portfolio)    Oechsle International Advisors, L.P.
                                               One International Place . Boston, MA 02110

    Sub-Adviser (High Yield Bond Portfolio)    AAL Capital Management Corporation
                              & Distributor    222 West College Avenue . Appleton, WI 54919-0007

                                  Custodian    Citibank, N. A.
                                               111 Wall Street . New York, NY 10043

                              Legal Counsel    Quarles & Brady
                                               411 East Wisconsin Avenue . Milwaukee, WI 53202

                       Independent Auditors    Ernst & Young LLP
                                               111 East Kilbourn Avenue . Milwaukee, WI 53202

This report is submitted for the information of the certificate owners of the AAL Variable Annuity Account I, the AAL Variable Annuity Account II and AAL Variable Life Account I. It is not authorized for distribution to prospective certificate owners unless preceded or accompanied by a current prospectus for the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, AAL Variable Life Account I and the AAL Variable Product Series Fund, Inc.


        [AAL LOGO APPEARS HERE]                              [AAL LOGO APPEARS HERE]

      Aid Association for Lutherans                   All Capital Management Corporation
      -----------------------------                   ----------------------------------

4321 N Ballard Road, Appleton, WI 54919-0001    A Subsidiary of Aid Association for Lutherans
               (800) 225 5225                   222 W. College Ave., Appleton, WI 54919-0007
    www.aal.org - email: aalmail@aal.org                      (800) 523-6319
                                                  www.aalcmc.org - email: aalmail@aal.org
                                                                Member NASD